UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

NEW JERSEY RESOURCES

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

New Jersey Resources

2023
Proxy Statement

Wednesday, January 24, 2024

Virtual Meeting Site:
Virtualshareholdermeeting.com/NJR2024

We are committed to enhancing our customers’ quality of life by meeting their expectations for reliability and value in an environmentally responsible way — every day.

These core values drive our Commitment to Stakeholders:

•  Safe and Reliable Service

•  Customer Satisfaction

•  Sustainable Growth and Innovation

•  Engaged and High-Performing Workforce

•  Social Responsibility

•  Superior Financial Performance

Message from Our President and CEO

“The energy transition is creating new, exciting opportunities for NJR to grow and thrive.” _________ STEVE WESTHOVEN DECEMBER 14, 2023
Dear Shareowner, Fiscal 2023 was another outstanding year for New Jersey Resources (NJR), supported by solid contributions from our complementary portfolio of businesses.

Driven by our strong culture of innovation and the exceptional work of all our employees, we executed on our strategy and delivered performance.

In fiscal 2023, NJR achieved our long-term growth rate of 7 - 9% and exceeded net financial earnings (NFE) per share of $2.70, compared with $2.50 per share last year. Building on our strong track record of returning value to shareowners, we increased our dividend 7.7% to a rate of $1.68 per share for our 28th consecutive year of dividend growth.

Our accomplishments in fiscal 2023 speak volumes about our team and our ability to lead in the energy transition. We have a clear vision for a cleaner energy future and the role NJR will play in it. It begins by leveraging our existing energy infrastructure and investing in emerging technologies to meet public policy priorities and reduce emissions, while meeting customers’ energy needs.

NJR’s strong culture, focus on innovation and commitment to stakeholders provides a solid foundation to grow our business. As we look ahead, our management team continues to focus on the future of our business and ensuring we deliver long-term value to our shareowners.

Please join us at our 2024 Annual Meeting of Shareowners on January 24, 2024, at 9:30 a.m., Eastern Time, via Webcast at www.virtualshareholdermeeting.com/NJR2024. Your vote is important. Whether or not you attend the Meeting, I encourage you to vote via internet, telephone or mail to ensure your shares are properly represented.

On behalf of our entire company, we are committed to working each day to reward your trust and deliver the results our shareowners expect. Thank you for your continued confidence and investment in NJR.

Sincerely,

Steve Westhoven
President and CEO

(1)	Net financial earnings is a financial measure not calculated in accordance with generally accepted accounting principles (“GAAP”) of the United States and is discussed in greater detail under “Net Financial Earnings Component.” For a full discussion of net financial earnings and a reconciliation to net income, please see Appendix A.

2023 Proxy Statement	1

Notice of Annual Meeting of Shareowners

New Jersey Resources Corporation 1415 Wyckoff Road Wall, New Jersey 07719

Wednesday, January 24, 2024 9:30 A.M., Eastern Time	Online, via Webcast at www.virtualshareholder meeting.com/NJR2024

The 2024 Annual Meeting of Shareowners is being held for the following purposes:

ITEMS OF BUSINESS
To elect as directors the four nominees to the Board of Directors named in the attached Proxy Statement, each for a term expiring in 2027
To approve a non-binding advisory resolution approving the compensation of our named executive officers
To ratify the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024
To transact any other business that may properly be brought before the 2024 Annual Meeting of Shareowners or any adjournments or postponements thereof

The New Jersey Resources Corporation 2024 Annual Meeting of Shareowners (the “Meeting”) will be held in a virtual meeting format, via the internet, with no physical in-person meeting. We have designed the format of the virtual  meeting to ensure that our shareowners who attend the Meeting will be afforded comparable rights and opportunities to participate as they would at an in-person meeting.

If you cannot attend the Meeting, a replay of the Meeting will be available at the Investor Relations section of our website for one year following the date of the Meeting. A list of answers to appropriate questions submitted by shareowners before and during the Meeting will also be available.

Shareowners will be able to attend and vote at the Meeting and to submit questions before and during the Meeting via the internet. To participate in the Meeting (e.g., to submit questions or vote), you will need the control number provided on your proxy card, voting instruction form or Notice Regarding Availability of Proxy Materials. For more information, please see “Questions and Answers About the Meeting,” which begins on page 90 of the attached Proxy Statement.

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:

Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

2023 Proxy Statement	2

BY INTERNET www.proxyvote.com or scan the Quick Response “QR” Barcode on your proxy card.	BY TELEPHONE Call 1-800-690-6903 as noted on your proxy card.	BY MAIL Sign, date and return your proxy card in the enclosed envelope.

AT THE VIRTUAL MEETING

You also may vote online during the Meeting by following the instructions provided on the website during the Meeting. See “Questions and Answers About the Meeting” for instructions on how to attend the Meeting.

The Board of Directors of NJR (the “Board”) has fixed the close of business on November 30, 2023, as the record date (the “Record Date”) for the determination of the shareowners entitled to notice of, and to vote at, the Meeting. Only shareowners of record at the close of business on the Record Date will be entitled to vote at the Meeting.

In accordance with U.S. Securities and Exchange Commission (“SEC”) rules, we are furnishing proxy materials to our shareowners via the internet. You may read, print or download our 2023 Proxy Statement and Annual Report at http://investor.njresources.com/annual-proxy.cfm.

On or about December 14, 2023, we will mail our shareowners a notice (the “Notice”) that explains (i) how to access our 2023 Proxy Statement and Annual Report, (ii) how to vote and (iii) how to attend the Meeting. The Notice will also provide instructions on how to request a paper copy of these documents.

The Meeting is taking place in a virtual-only format which allows us to connect with more shareowners and answer more questions while simultaneously providing our shareowners with all of the same rights, including the opportunities to vote and ask questions, that they would have had at an in-person meeting. For more information, please see the section titled “Questions and Answers About the Meeting.”

We hope you will attend our virtual Meeting. Regardless of whether you plan to attend, it is important that your shares are represented and voted at the Meeting. If you received a paper copy of the proxy card or voting instruction form by mail, you can vote by signing, dating and returning that document. You can revoke your proxy at any time before it is exercised in the manner set forth in “Questions and Answers About the Meeting,” which begins on page 90 of this Proxy Statement.

Registered shareowners and participants in plans holding shares of our Common Stock may vote by telephone, by internet, or by mail. To use these convenient services, follow the steps detailed in the voting instructions that are attached to the proxy card. Beneficial owners of shares of our Common Stock held in street name through a bank or brokerage account should follow the voting instructions they receive from the institution that holds such shares. Brokers may not vote your shares on the election of directors or the non-binding proposal regarding the compensation of our named executive officers without specific instructions as to how to vote. Please return your proxy card so your vote can be counted as promptly as possible.

Thank you.

Tejal K. Mehta Corporate Secretary and Assistant General Counsel Wall, New Jersey Dated: December 14, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREOWNERS TO BE HELD ON JANUARY 24, 2024.

The 2023 Proxy Statement, Notice of Annual Meeting and Annual Report are available at http://investor.njresources.com/annual-proxy.cfm.

2023 Proxy Statement	3

2023 Proxy Statement	4

Back to Contents

Proxy Statement Summary

This summary highlights certain information from this Proxy Statement, but it does not contain all the information you should consider when deciding how to vote. Unless the context otherwise indicates, references to “New Jersey Resources,” “NJR,” “we,” “us,” “our” or “the Company” mean New Jersey Resources Corporation and its affiliates. For more complete information about the performance of NJR, please see our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, as filed with the SEC.

January 24, 2024 | 9:30 a.m., Eastern Time Online, Via Webcast At www.virtualshareholdermeeting.com/NJR2024

Meeting Agenda

The matters we will act upon at the Meeting are:

	Proposal	Board’s Recommendation	Page Reference
1	Elect as directors the four nominees named herein, each for a term expiring in 2027	FOR each nominee	9
2	Approve a non-binding advisory resolution approving the compensation of our named executive officers	FOR	84
3	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024	FOR	85

We may also transact any other business that properly comes before the Meeting or any adjournments or postponements thereof.

Directors

Ensuring that our Board has the optimal balance of skills, viewpoints, perspectives and experience is a top priority of the Board and the Nominating/Corporate Governance Committee. The nominees for whom you are being asked to vote are a diverse group of highly qualified leaders with a broad range of business, industry, environmental and public service experience. Our Board nominees also reflect our commitment to diversity. For additional information about the diversity, experience, skills and qualifications of each individual nominee, please see the charts on pages 7 and 9 and biographical data beginning on page 11.

The Board notes with respect and admiration the retirement of George Zoffinger, a Board member since 1996. Throughout his time with the Company, Mr. Zoffinger served New Jersey Resources with integrity and vision. The Board wishes to thank Mr. Zoffinger for his many years of dedicated service.

2023 Proxy Statement	5

Back to Contents

With the upcoming retirement of George Zoffinger, the below chart and information reflects Board composition and statistics if all nominees are elected at the 2024 Annual Meeting of Shareowners.

	Tenure (Years)	Gender	Race or Ethnicity	Board Committees Assignments as of 1/1/24				Significant Ties to NJ
				Audit	Executive	Leadership Development & Compensation	Nominating/ Corporate Governance
Aliff	4	Male	White/Caucasian	Chair	■		■
Correll	15	Male	White/Caucasian	■	Chair	■		■
DeGraffenreidt, Jr.	4	Male	African American			■	■
Hardwick	3	Female	White/Caucasian	■				■
Harvey	<1	Male	African American					■
Kenny	17	Female	White/Caucasian		■	■	Chair	■
O’Connor	6	Male	White/Caucasian	■		■
O’Sullivan	1	Male	White/Caucasian	■
Taylor	11	Female	African American		■	Chair	■	■
Westhoven	5	Male	White/Caucasian		■			■
				RETIRING DIRECTOR
Zoffinger	27	Male	White/Caucasian

2023 Proxy Statement	6

Back to Contents

Skills and Experience of Non-Retiring Directors

Performance Highlights

Net Financial Earnings per share	Dividends declared per share

Compensation Highlights

Compensation for our executive officers has a strong link to NJR’s financial performance and creation of long-term value for our shareowners. As shown below, a significant amount of each executive officer’s total target compensation is performance-based or “at risk” through annual short-term and long-term incentives.

2023 Proxy Statement	7

Back to Contents

Governance Highlights

New Jersey Resources is committed to strong corporate governance aligned with shareowner interests. The Board, through its Nominating/Corporate Governance Committee, regularly monitors leading practices in governance and adopts measures that it determines are in the best interests of the Company and its shareowners. The following highlights our corporate governance practices and policies. See the sections entitled “Corporate Governance And Related Matters” and “Executive Compensation” for more information.

Board Structure and Independence

►

All directors and nominees are independent, except our President and Chief Executive Officer

►

Separate Board Chair and CEO

►

100 percent independent Audit Committee, Nominating/Corporate Governance Committee and Leadership Development and Compensation Committee members

►

Independent Chair of the Board can call special meetings of the Board and actively supervises meeting materials, agendas and schedules

►

Robust Code of Conduct applicable to directors, officers and employees

►

Executive Sessions of Independent Directors at every regularly scheduled Board meeting

►

Mandatory retirement age of 75

Board Oversight

►

Strong Board and management succession planning process

►

Rigorous stock ownership guidelines for directors and executives

►

Employees, directors and officers prohibited from hedging or pledging our stock

►

Board manages risk oversight with specific risk areas delegated to relevant Board committees

►

Robust Enterprise Risk Management program to help the Board identify and monitor risk

►

Robust Compensation Recovery/Clawback Policies

►

Effective annual Board and Board committee evaluation process

►

Board oversight of cybersecurity risks and risks related to ESG matters such as sustainability and human capital management (including diversity, equity and inclusion)

Shareowner Rights

►

Majority of shareowners have the right to call special meetings of shareowners

►

Shareowners may act by written consent

►

No “poison-pill” shareowners rights plan

►

Only one class of stock, Common Stock, that is entitled to vote on the election of directors and other matters submitted to a vote of shareowners

►

Annual “Say-on-Pay” vote

Board Composition

►

Diverse Board with balanced mix of skills, experience and perspectives

►

30 percent female directors as of the Meeting

►

Active Board refreshment with five new directors in last four years

►

Ongoing succession planning discussion

►

Average tenure of Board approximately 7 years

2023 Proxy Statement	8

Back to Contents

Election of Directors

ITEM 1 ON PROXY CARD

Our Restated Certificate of Incorporation, as amended, provides that the Board will be divided into three classes that are as nearly equal in number as possible. The Board currently consists of 11 members divided into three classes with overlapping terms. Donald L. Correll, James H. DeGraffenreidt, Jr., M. Susan Hardwick and Peter C. Harvey have each been nominated for election as a director at the Meeting for a three-year term expiring in 2027, and until their respective successors are elected and have been qualified. We note that although Mr. Correll is being nominated for election for a three-year term, we expect Mr. Correll to retire in 2026 in accordance with our mandatory retirement policy. George R. Zoffinger, who has been a director since 1996 and whose term is expiring at the Meeting has reached the mandatory retirement age under NJR’s current director retirement policy, so he is not standing for reelection. Therefore, the Board will be reduced in size to 10 members as of the conclusion of the Annual Meeting if all nominees are elected.

Each of the nominees currently serves as a director of the Company and, with the exception of Mr. Harvey, was previously elected to the Board by our shareowners for a term expiring at the Annual Meeting. There were no nominee recommendations from shareowners. Unless otherwise indicated on a proxy, the proxy holders intend to vote the shares each proxy represents for all nominees for election as directors.

Under New Jersey law, directors are elected by a plurality of the votes cast at an election. However, the Company’s Corporate Governance Guidelines provide that any nominee for director in an uncontested election who receives a greater number of shareowner votes “withheld” from his or her election than votes “for” his or her election must promptly tender a resignation to the Board for consideration. The Board’s Nominating/Corporate Governance Committee (“NCGC”) will then evaluate the best interests of the Company and will recommend to the Board whether to accept or reject the tendered resignation. The Company will disclose the Board’s decision of whether to accept or reject the resignation and explain how the decision was reached.

Proxies solicited by the Board will be voted in favor of the nominees listed below, unless otherwise specified in the proxy. All of the nominees have consented to serve if elected. We know of no reason why any nominee would not be available for election or, if elected, would be unable to serve. While we do not anticipate that any of the nominees will be unable to serve, if any should be unable to serve, the proxy holders reserve the right to substitute any other person approved by the Board.

Summary of Director Qualifications and Experience

Our Corporate Governance Guidelines place great emphasis on diversity that utilizes a broad meaning to include a balance of factors such as race, ethnicity, gender, background, experience, leadership positions, skills, accomplishments, financial expertise, professional interests, personal qualities and other traits desirable for achieving an appropriate group of qualified individuals.

The NCGC looks for our current and potential directors collectively to have a range of skills and qualifications that provide the foundation for sound governance and effective oversight that aligns with our Company’s strategy and values.

2023 Proxy Statement	9

Back to Contents
We believe it is critically important that the NCGC recruit directors who help achieve the goal of a well-rounded, diverse Board that functions as a collegial and cohesive unit.

The qualifications, attributes and experience of non-retiring directors, including nominees, if elected at the 2024 Annual Meeting of Shareowners, are summarized below, and the director biographies contain additional information.

The NCGC establishes and regularly reviews with the Board the qualifications, attributes, skills and experience that it believes are desirable for directors to ensure that they align with the Company’s long-term strategy. The most important of these are described below, and the number of non-retiring directors possessing those skills and experience is indicated.

Utility Experience in operating a regulated utility business, such as our principal subsidiary, New Jersey Natural Gas Company	6 Directors
Regulatory/Government Experience in interacting with regulators and policymakers and/or working within government agencies; exposure to heavily regulated industries and their governing bodies	10 Directors
CEO Experience Experience as a Chief Executive Officer of an organization	5 Directors
Finance/Accounting/ Risk Management Financial and risk management expertise, and/or experience as a public company Chief Financial Officer or audit partner	7 Directors
Corporate Governance
Experience in public company corporate governance-related issues and best practices; a deep understanding of strong governance and compliance practices that protect and align with the interests of investors and other stakeholders; experience in investor relations	9 Directors
Technology/Cybersecurity Experience with technology innovations and/or with oversight of cybersecurity programs; understanding of cyber threats; risk mitigation and policy	3 Directors
Energy Services/ Commodity Trading Experience in the energy services industry, including wholesale energy marketing, energy trading and delivery of midstream energy service and/or storage	4 Directors
Community/Public Relations Experience in community affairs, public relations and/or marketing	6 Directors
Legal Experience and/or formal education as an attorney	2 Directors
Environmental and Sustainability
Experience with oversight of environmental policy, regulation and business operation matters; experience in overseeing or advising on environmental, climate or sustainability practices	3 Directors
Renewable Energy/ Energy Efficiency
Experience in the renewable energy industry, including solar energy generation and distribution and/or experience linking green initiatives to commercial opportunities	5 Directors
Leadership Development/Succession Planning/Talent Management
Experience in talent management, leadership development and succession planning to ensure a pipeline of leadership for an organization; experience in planning and building a talented workforce that meets the needs essential to the Company’s operations	9 Directors
Strategic Planning Experience in strategic planning and growth and value creation	10 Directors

2023 Proxy Statement	10

Back to Contents

Nominees for Election as Director for a Three-Year Term Expiring in 2027

Donald L. Correll Chair of the NJR Board, Chief Executive Officer and Co-Founder, Water Capital Partners LLC Age: 73 Director since: 2008 Independent

CAREER HIGHLIGHTS:

►  Chief Executive Officer and Co-Founder, Water Capital Partners LLC, 2011-Present.

►  President and Chief Executive Officer, American Water Works, Inc., 2006-2010.

►  President and Chief Executive Officer, Pennichuck Corporation, 2003-2006.

►  Chair, President and Chief Executive Officer, United Water Resources, 1991-2001.

RELEVANT EXPERTISE:

Mr. Correll’s experience with utility companies, through his leadership of American Water Works and other water services companies, has given him an understanding of the regulatory and operational issues that we face. In his positions as a chief executive officer, Chair and director of a public company and as a certified public accountant, he gained experience in financial policy and risk oversight that is essential to his position as a member of the Audit Committee. In these roles he also gained significant experience that is relevant to his position as the Chair of the Board of NJR and Chair of the Executive Committee.

OTHER PUBLIC COMPANY DIRECTORSHIPS:

►  Encompass Health Corporation (NYSE: EHC), June 2005 – Present

COMMITTEES:

►  Chair of the Executive Committee

►  Audit Committee

►  Leadership Development and Compensation Committee

Skills & Experience

►  Utility

►  Regulatory/Government

►  CEO Experience

►  Finance/Accounting/Risk Management

►  Corporate Governance

►  Community/Public Relations

►  Environmental and Sustainability

►  Leadership Development/Succession Planning/Talent Management

►  Strategic Planning

JAMES H. DEGRAFFENREIDT, JR. Retired Chair and Chief Executive Officer, WGL Holdings, Inc. Age: 70 Director since: 2019 Independent

CAREER HIGHLIGHTS:

►  Retired. Chair and Chief Executive Officer of WGL Holdings, Inc., 2001 to 2009.

►  President, WGL Holdings, Inc., 1994 to 2001.

►  Former Chair, American Gas Association, during 2007.

►  Director, Harbor Bankshares Corporation, from 1996 to present.

►  Director, Massachusetts Mutual Life Insurance Company, since 2002.

RELEVANT EXPERTISE:

As the former Chief Executive Officer of a New York Stock Exchange-listed public utility holding company and from his past service as a Chair of the American Gas Association, Mr. DeGraffenreidt brings significant public utility experience to the Board and significant public company experience. Mr. DeGraffenreidt’s experience as a board member, including two years as industry co-Chair of the Alliance to Save Energy, an organization that promotes energy efficiency and environmental stewardship, brings an important perspective to our Board’s oversight of those issues and aligns with the Company’s business strategy. Earlier in his career, Mr. DeGraffenreidt was an attorney with significant experience and expertise in regulatory issues, and he also previously served as a utility consumer advocate, which provides him with unique insight regarding the perspectives of the Company’s stakeholders and the regulatory matters affecting the Company. His background and wide-ranging expertise in the natural gas industry enable him to provide valuable insight as a member of the Board.

OTHER PUBLIC COMPANY DIRECTORSHIPS:

►  Vectren Corporation (NYSE: VCC) (March 2010 – February 2019)

►  Harbor Bankshares Corporation (NYSE:HRBK) (April 1996 – Present)

COMMITTEES:

►  Audit Committee (until January 1, 2024)

►  Nominating/Corporate Governance Committee

►  Leadership Development and Compensation Committee (effective January 1, 2024)

Skills & Experience

►  Utility

►  Regulatory/Government

►  CEO Experience

►  Finance/Accounting/Risk Management

►  Corporate Governance

►  Technology/Cybersecurity

►  Energy Services/ Commodity Trading

►  Community/Public Relations

►  Legal

►  Leadership Development/Succession Planning/Talent Management

►  Strategic Planning

2023 Proxy Statement	11

Back to Contents

M. SUSAN HARDWICK President and Chief Executive Officer, American Water Works Company, Inc. Age: 61 Director since: 2020 Independent

CAREER HIGHLIGHTS:

►  President and Chief Executive Officer of American Water Works Company, Inc., since February 2022.

►  Executive Vice President and Chief Financial Officer of American Water Works Company, Inc., from July 2019 to April 2022.

►  Executive Vice President - Finance of American Water Works Company, Inc., from June 2019 to July 2019.

►  Previously served as the Executive Vice President and Chief Financial Officer of Vectren Corporation, a diversified energy holding company with utility subsidiaries in the natural gas and electricity markets and other non-regulated businesses (acquired by CenterPoint Energy in 2019).

►  Began at Vectren Corporation in January 2000 and served in a variety of positions, including Vice President, Controller and Assistant Treasurer; Senior Vice President, Finance; Senior Vice President, Chief Financial Officer; and Executive Vice President and Chief Financial Officer.

RELEVANT EXPERTISE:

Ms. Hardwick’s experience as Chief Financial Officer of multiple utility companies; her experience developing and executing business and financial strategy for regulated utility and market-based businesses; and her experience overseeing accounting and finance functions, enterprise risk management and investor relations as well as customer operations and regulatory services, all provide her with a wide range of financial expertise that enhances the Board and makes her uniquely qualified as a member of the Audit Committee.

OTHER PUBLIC COMPANY DIRECTORSHIPS:

►  American Water Works Company, Inc. (NYSE: AWK) (February 2022 - Present)

COMMITTEES:

►  Audit Committee

Skills & Experience

►  Utility

►  Regulatory/Government

►  CEO Experience

►  Finance/Accounting/Risk Management

►  Corporate Governance

►  Community/Public Relations

►  Leadership Development/Succession Planning/Talent Management

►  Strategic Planning

PETER C. HARVEY Partner, Patterson Belknap Webb & Tyler LLP Age: 65 Director since: 2023 Independent

CAREER HIGHLIGHTS:

►  Partner, Patterson Belknap Webb & Tyler LLP, a New York-based law firm providing legal services across more than 20 practice areas, encompassing both commercial and litigation law.

►  Previously served as the Attorney General of New Jersey from 2003 to 2006.

►  Previously served as a federal prosecutor in the U.S. Attorney’s Office for the District of New Jersey where he tried cases involving organized crime and financial fraud.

RELEVANT EXPERTISE:

Mr. Harvey has more than 30 years of courtroom experience as a former New Jersey Attorney General, federal prosecutor and leading civil and criminal trial attorney, uniquely situating him to provide thoughtful, independent leadership to our Board, particularly in the areas of government relations, public policy, and governance and social issues. As a nationally recognized lawyer with extensive experience in both government and the private sector, as well as great depth of work in the diversity and social justice arenas, Mr. Harvey has significant experience advising on legal and policy issues, which makes him an asset to our Board.

OTHER PUBLIC COMPANY DIRECTORSHIPS:

►  None

COMMITTEES:

►  None

Skills & Experience ► Regulatory/Government ► Corporate Governance ► Community/Public Relations ► Legal ► Strategic Planning

THE BOARD RECOMMENDS THAT SHAREOWNERS VOTE “FOR” ALL OF THE DIRECTOR NOMINEES LISTED ABOVE.

2023 Proxy Statement	12

Back to Contents

Directors with Terms Expiring in 2025

GREGORY E. ALIFF Retired Partner, Deloitte & Touche LLP Age: 70 Director since: 2019 Independent

CAREER HIGHLIGHTS:

►  Retired. Partner, Deloitte & Touche LLP, an independent accounting firm, from 1987 to 2015.

►  Served as Vice Chair and Senior Partner of Energy & Resources from 2002 to 2013.

►  Led Deloitte’s U.S. Energy and Natural Resources Management Services from 2013-2015.

RELEVANT EXPERTISE:

Mr. Aliff’s experience as a long-term partner at Deloitte & Touche LLP, including in particular his focus on energy and natural resources, provides him with not only an extensive financial and accounting background that adds depth to our Audit Committee, but also industry knowledge that uniquely qualifies him to serve on our Board and as Chair of the Audit Committee. His service on the board of directors of other regulated entities that are also public companies provides him with important experience and perspectives with respect to risk management, operations, the regulatory compliance required for highly regulated businesses and public company best practices.

OTHER PUBLIC COMPANY DIRECTORSHIPS:

►  California Water Service Group, Inc. (NYSE: CWT) (September 2015 – Present)

COMMITTEES:

►  Chair, Audit Committee

►  Executive Committee

►  Nominating/Corporate Governance Committee

Skills & Experience

►  Regulatory/Government

►  Finance/Accounting/Risk Management

►  Corporate Governance

►  Renewable Energy/ Energy Efficiency

►  Leadership Development/Succession Planning/Talent Management

►  Strategic Planning

THOMAS C. O’CONNOR Retired Chair, President and Chief Executive Officer, DCP Midstream, LLC Age: 67 Director since: 2017 Independent

CAREER HIGHLIGHTS:

►  Retired. Chair, President and Chief Executive Officer, DCP Midstream, LLC, one of the nation’s largest gas gatherers, processors and marketers of natural gas liquids, from 2007 through 2013.

►  Held a variety of positions with Duke Energy in that company’s natural gas pipeline, electric and commercial business units from 1987 to 2007.

RELEVANT EXPERTISE:

Mr. O’Connor has extensive experience leading regulated and unregulated natural gas and electric midstream and distribution operations and wholesale energy trading businesses from his years as an executive of DCP Midstream and Duke Energy. He also has board-level experience in solar energy facility development, operations and valuation. His vast knowledge and executive leadership experience give him a strong operational and strategic background with knowledge of many of the issues that regulated and unregulated energy companies confront, particularly with respect to the natural gas industry.

OTHER PUBLIC COMPANY DIRECTORSHIPS:

►  Keyera Corporation (TSO: KEY) (January 2014 – Present)

COMMITTEES:

►  Audit Committee

►  Leadership Development and Compensation Committee

Skills & Experience

►  Utility

►  Regulatory/Government

►  CEO Experience

►  Finance/Accounting/Risk Management

►  Corporate Governance

►  Energy Services/ Commodity Trading

►  Environmental and Sustainability

►  Renewable Energy/ Energy Efficiency

►  Leadership Development/Succession Planning/Talent Management

►  Strategic Planning

2023 Proxy Statement	13

Back to Contents

MICHAEL A. O’SULLIVAN Retired Senior Vice President, Development, NextEra Energy Resources, Inc. Age: 63 Director since: 2022 Independent

CAREER HIGHLIGHTS:

►  Retired. Served as Senior Vice President of Development at NextEra Energy Resources, Inc. from July 2001 until his retirement in April 2020 where he led the company’s renewable development and M&A efforts.

►  Prior to NextEra, served as Vice President of the Midwest Division of AES; Division Vice President of NRG North America; Vice President of Business Development at Indeck Energy Services; Development Manager at Homart Development, a subsidiary of Sears; and Supervising Engineer at a nuclear plant for Commonwealth Edison in 1982.

RELEVANT EXPERTISE:

Mr. O’Sullivan is a recognized leader in the energy industry with significant executive management experience in finance, development, operations, regulatory and Environmental, Social and Governance (“ESG”). For nearly two decades, he served as Senior Vice President of Development at NextEra, where he led the company’s renewable development and M&A efforts, including the deployment of approximately $40 billion into more than 250 solar, wind, storage, nuclear and fossil fuel projects across 36 states and four provinces in Canada. He also served as a member of the NextEra executive team and operating committee since 2001.

OTHER PUBLIC COMPANY DIRECTORSHIPS:

►  None

COMMITTEES:

►  Audit Committee (effective January 1, 2024)

Skills & Experience

►  Utility

►  Regulatory/Government

►  Finance/Accounting/Risk Management

►  Renewable Energy/ Energy Efficiency

►  Leadership Development/Succession Planning/Talent Management

►  Strategic Planning

Directors with Terms Expiring in 2026

JANE M. KENNY Founder and Managing Partner, The Whitman Strategy Group, LLC Age: 72 Director since: 2006 Independent

CAREER HIGHLIGHTS:

►  Founder and Managing Partner, The Whitman Strategy Group, LLC, a consulting firm specializing in governmental relations and environmental and energy issues, since 2005.

►  Regional Administrator of the Environmental Protection Agency, overseeing the federal agency’s work in New York, New Jersey, Puerto Rico and the Virgin Islands, from 2001 to 2004.

►  Commissioner of the New Jersey Department of Community Affairs from 1996 to 2001.

►  Chief of Policy to the Governor of New Jersey from 1994 to 1996.

RELEVANT EXPERTISE:

Ms. Kenny’s extensive public policy experience, particularly as Administrator for Region 2 of the United States Environmental Protection Agency and a top advisor to three governors of New Jersey, is essential for the Board of a company like ours that regularly faces such issues. That experience, as well as her firm’s active consulting practice on environmental, energy and public policy matters through which she is actively engaged in cutting-edge issues in the field, has provided Ms. Kenny an understanding of the energy industry, which is important in assisting the Board with monitoring and evaluating our business.

OTHER PUBLIC COMPANY DIRECTORSHIPS:

►  None

COMMITTEES:

►  Chair, Nominating/Corporate Governance Committee

►  Leadership Development and Compensation Committee

►  Executive Committee

Skills & Experience

►  Regulatory/Government

►  Corporate Governance

►  Technology/Cybersecurity

►  Energy Services/ Commodity Trading

►  Community/Public Relations

►  Environmental and Sustainability

►  Renewable Energy/ Energy Efficiency

►  Leadership Development/Succession Planning/Talent Management

►  Strategic Planning

2023 Proxy Statement	14

Back to Contents

SHARON C. TAYLOR Retired Senior Vice President, Human Resources, Prudential Financial Age: 69 Director since: 2012 Independent

CAREER HIGHLIGHTS:

►  Retired. Senior Vice President, Human Resources, Prudential Financial, a global financial services company, from 2002 to 2017.

►  Current Trustee of the Horizon Foundation for New Jersey; Trustee of The National Academy of Human Resources Foundation.

►  Trustee of the Montclair Art Museum.

►  Director, HireVue. Former member of the Executive Leadership Council Foundation.

RELEVANT EXPERTISE:

Ms. Taylor has an extensive background and expertise in human resources, particularly in the areas of executive compensation, employee benefits, talent and senior officer succession management, diversity and inclusion and labor and employee relations. She has also worked in the areas of vendor governance, corporate social responsibility and impact investing, operations and systems, business continuity, risk management and privacy. That background, together with her broad experience as a senior executive officer of one of the nation’s largest financial services companies and her service on the boards of several organizations in key leadership roles, provides the Board with an important perspective in the critical areas of human capital planning and management, succession and strategic planning, operational effectiveness, risk controls and privacy. Her extensive experience in the aforementioned areas provide her with an ideal background to serve as the Chair of the Leadership Development and Compensation Committee (“LDCC”).

OTHER PUBLIC COMPANY DIRECTORSHIPS:

►  None

COMMITTEES:

►  Chair, Leadership Development and Compensation Committee

►  Nominating/Corporate Governance Committee

►  Executive Committee

Skills & Experience

►  Regulatory/Government

►  Corporate Governance

►  Technology/Cybersecurity

►  Community/Public Relations

►  Leadership Development/Succession Planning/Talent Management

►  Strategic Planning

STEPHEN D. WESTHOVEN President and Chief Executive Officer of New Jersey Resources Age: 55 Director since: 2018

CAREER HIGHLIGHTS:

►  President and Chief Executive Officer of New Jersey Resources since October 2019.

►  Prior to his current role, Mr. Westhoven served as President and Chief Operating Officer of New Jersey Resources from October 2018 to September 2019.

►  Executive Vice President and Chief Operating Officer of New Jersey Resources from November 2017 to September 2018.

►  Senior Vice President and Chief Operating Officer of NJR Energy Services Company, LLC (“NJRES”) and NJR Clean Energy Ventures (“NJRCEV”) from October 2016 to November 2017.

►  Senior Vice President of NJRES from May 2010 to September 2016.

►  Also serves on the Board of Directors of Choose New Jersey (an economic development organization) and the American Gas Association. He is also a member of the National Petroleum Council.

RELEVANT EXPERTISE:

Mr. Westhoven has been with the Company since 1990. His leadership and contributions have been instrumental to the growth of our businesses. His experience leading NJRES and NJRCEV, as well as his knowledge of natural gas markets, provides the Board with unique insight into the energy industry. Further, through Mr. Westhoven’s years of service as an executive officer of the Company, he has developed extensive knowledge in the areas of leadership, finance, strategy, risk oversight, safety, management and corporate governance, each of which provides great value to the Board. This experience and Mr. Westhoven’s role in developing NJR’s strategy are assets to the Board.

OTHER PUBLIC COMPANY DIRECTORSHIPS:

►  None

COMMITTEES:

►  Executive Committee

Skills & Experience

►  Utility

►  Regulatory/Government

►  CEO Experience

►  Finance/Accounting/Risk Management

►  Corporate Governance

►  Energy Services/ Commodity Trading

►  Renewable Energy/ Energy Efficiency

►  Leadership Development/Succession Planning/Talent Management

►  Strategic Planning

2023 Proxy Statement	15

Back to Contents

Director Retiring at the Meeting

GEORGE R. ZOFFINGER President and Chief Executive Officer, Constellation Capital Corp. Age: 75 Director since: 1996 Independent

CAREER HIGHLIGHTS:

►  President and Chief Executive Officer, Constellation Capital Corp., a financial services company, since 2007;

►  President and Chief Executive Officer, New Jersey Sports & Exposition Authority, the operating company of MetLife Sports Complex, from 2002 to 2007;

►  Chair, New Brunswick Development Corporation, a not-for-profit urban real estate development company.

RELEVANT EXPERTISE:

Mr. Zoffinger’s leadership experience and work with public companies has provided him financial, corporate governance and real estate development expertise as well as experience with executive compensation issues, which are important to his role as a member of the NCGC. In addition, he brings to the Board corporate development experience and knowledge gained from his leadership and board positions, including his tenure on the Board.

OTHER PUBLIC COMPANY DIRECTORSHIPS:

►  None

COMMITTEES:

►  Audit Committee (until January 1, 2024)

►  Nominating/Corporate Governance Committee (until January 1, 2024)

Director Nominations and Evaluation Processes

Refreshing our Board is important to provide new perspectives and ideas while ensuring sufficient experience and institutional knowledge to help mitigate risk. We replenish needed skills and experience and refresh Board committees through rotation of chairs and memberships.

NCGC Process for Identifying and Evaluating Director Candidates and Director Candidate Recommendations and Nominations by Shareowners

Effective oversight of our strategic direction requires our Board to be composed of diverse individuals who possess attributes and core competencies important to our Company. The NCGC identifies and evaluates all director candidates in accordance with the director qualification standards described in the Corporate Governance Guidelines and consistent with applicable governing standards. The NCGC evaluates each candidate’s individual qualifications, background and expertise and considers how the candidate would contribute to the overall background and expertise of the Board. Successful nominees bring the skills, talents, knowledge and expertise to ensure that the composition, structure and operation of the Board serve the best interests of our shareowners.

When identifying first-time candidates to the Board, the NCGC considers the appropriate skills and characteristics required of Board members in the context of our business and strategy and the current make-up of the Board. The NCGC also regularly assesses the appropriate skills and characteristics of Board members. This assessment includes numerous factors, such as the demographics of the communities we serve. The Board values the diversity of thought that arises from directors possessing different backgrounds, gender, age, race/ethnicity and geographic experiences. As such, the NCGC is committed to actively seeking women and minority Board candidates.

2023 Proxy Statement	16

Back to Contents

To ensure that the Board’s composition reflects the particular needs of the Board and the Company, the NCGC incorporates this broad view of diversity into its review and evaluation of new candidates and incumbent nominees. The NCGC and Board monitor the effectiveness of this process through the Board’s self-evaluation process.

The NCGC considers qualified director candidate recommendations from shareowners. Shareowner nominees are evaluated under the same standards as nominees recommended by management or the non-management members of the Board. Recommendations should be sent to Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719. Under our Bylaws, as amended and restated (the “Bylaws”), the Corporate Secretary must receive any nomination for director on or before September 27, 2024, for the 2025 Annual Meeting of Shareowners. In addition, any shareowner entitled to vote for the election of directors may nominate persons for election to the Board if such shareowner complies with the procedures set forth in the Bylaws and Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and summarized under “Questions and Answers About the Meeting,” which begins on page 90 of this Proxy Statement, under Question 17, “How do I make a shareowner proposal for the 2025 Annual Meeting of Shareowners?” The NCGC did not receive any recommendations from any shareowners in connection with the Meeting.

The NCGC and the Board believe that the current Board is composed of highly talented individuals with diverse backgrounds, skills, professional and industry experience and other personal qualities and attributes best suited to perform oversight responsibilities for the Company and its shareowners.

Sources of Nominees

The nomination of Mr. Harvey was recommended by a non-management director currently serving on our Board.  After considering the Board’s needs and Mr. Harvey’s skills and experience, including his governmental experience and legal expertise along with the other factors as described above, the NCGC determined to recommend Mr. Harvey to the Board. Upon the recommendation of the NCGC, on October 30, 2023, the Board elected Mr. Harvey, effective immediately.

The NCGC is authorized to engage professional search firms at the Company’s expense to assist with the identification and evaluation of and conducting of due diligence on potential nominees for Board vacancies. Such third-party resources may be utilized as necessary going forward to the extent new director candidates are sought.

Annual Director Performance Evaluations

As required by our Corporate Governance Guidelines, the Board conducts an annual evaluation of its performance. The Board has the authority to retain advisors or consultants and to provide for their compensation by the Company, as the Board deems appropriate, to assist in designing and implementing this evaluation.

All Board members participate in the annual Board evaluation, which is administered by the NCGC. The assessment focuses on the following areas: Board structure and leadership, logistics, conduct of the meetings, discharge of Board responsibilities and Board culture and ethics. Directors also are asked to identify ways to improve the effectiveness of the Board. During fiscal year 2023, to supplement written Board evaluations, the NCGC Chair continued the practice of interviewing each Board member to solicit their views on the Board’s performance. The results of the interviews were shared with the NCGC and discussed with the Board. Feedback from the leadership team was also provided to the Board informally at the Board’s request. Each of the Audit Committee, the NCGC and the LDCC also conducts a self-evaluation administered by its committee chair on an annual basis. Overall, the Board’s current structure, composition and effectiveness were deemed to be very strong in light of its consistently collaborative interactions, and the current Committee structures and compositions were deemed appropriate.

2023 Proxy Statement	17

Back to Contents

Corporate Governance And Related Matters

Our business and affairs are managed under the direction of the Board. Directors are kept informed of our business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The corporate governance practices we follow are summarized below.

Corporate Governance Documents The following documents are available at https://investor.njresources.com/governance/governance-documents/default.aspx

► Corporate Governance Guidelines ► Charters of the Audit Committee, LDCC and NCGC ► Bylaws ► NJR Code of Conduct ► Wholesale Trading Code of Conduct	► Dodd-Frank Compensation Recoupment Policy ► Statement of Policy With Respect to Related Person Transactions ► Adelphia Gateway, LLC – FERC Standards of Conduct Policy and Procedures

Diversity metrics and our Employer Information Report (“EEO-1”) are available at https://www.njresources.com/about/diversity-inclusion/index.aspx. A printed copy of each of these documents is available free of charge to any shareowner who requests it by contacting the Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719.

Board Meetings and Attendance at Annual Meeting of Shareowners

During fiscal year 2023, there were five meetings of the Board. Each director attended more than 75 percent of the combined meetings of the Board and the committees on which the director served during the fiscal year. We encourage all directors to attend our annual shareowners’ meetings. All of the directors serving at the time of the 2023 Annual Meeting of Shareowners attended that annual meeting.

The Board sets our independence standards, which provide that a majority of the Board must be “independent” as that term is defined in our Corporate Governance Guidelines and rules of the New York Stock Exchange (“NYSE”) and the SEC as in effect from time to time. For a Board member or nominee to qualify as independent, the Board must determine that the person and his or her immediate family members do not have a material relationship with us (either directly or as a partner, shareowner or officer of an organization that has a relationship with us) or any of our affiliates. Our Corporate Governance Guidelines are available on our website at investor.njresources.com under the caption “Governance.” The Board evaluates the independence of directors and nominees annually. Under the categorical standards adopted by the Board, a member of the Board is not independent if:

►	the director is, or has been within the last three years, our employee, or an immediate family member is, or has been within the last three years, an executive officer of the Company;
►	the director has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from us, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);
►	(i) the director is a current partner or employee of a firm that is our internal or external auditor; (ii) the

2023 Proxy Statement	18

Back to Contents
director has an immediate family member who is a current partner of such a firm; (iii) the director has an immediate family member who is a current employee of such a firm and personally works on our audit; or (iv) the director or an immediate family member was, within the last three years, a partner or employee of such a firm and personally worked on our audit within that time;
►	the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee; or
►	the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or two percent, of such other company’s consolidated gross revenues.

The Board will also consider a director’s charitable relationships. Contributions to tax-exempt organizations are not considered payments for purposes of the test in the final bullet point above, provided that we are required to disclose in our annual proxy statement any such contributions made by us to any tax-exempt organization in which any independent director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year from us to the organization exceeded the greater of $1 million, or two percent, of such tax-exempt organization’s consolidated gross revenues.

For purposes of the above independence standards, an “immediate family member” includes a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than domestic employees) who shares such person’s home. When applying the look-back provisions set forth above, the Board need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

With the exception of Mr. Westhoven, the President and Chief Executive Officer, the Board has affirmatively determined that each current member of the Board is independent. Additionally, we made no contributions during fiscal year 2023 to any charitable organization in which an independent director had served as an executive officer within the preceding three fiscal years in an amount in excess of the greater of $1 million, or two percent, of the charitable organization’s consolidated gross revenues.

Changes in Board Member Principal Occupation

Any director who changes his or her principal occupation or employment or leaves or retires from the business with which such occupation or employment was carried out must submit a letter of resignation to the Chair of the Board. The letter will be submitted to the NCGC, which will make a recommendation to the Board regarding such director’s continued service on the Board. The Board will then determine whether to accept such resignation.

Certain Relationships and Related Person Transactions

Our Board has adopted a written related person transaction policy, which is managed by the Audit Committee. The policy generally provides that we may enter into a related person transaction only if:

►	the Audit Committee reviews, approves or ratifies such transaction in accordance with the guidelines set forth in the policy,
►	the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party,
►	the transaction is approved by the disinterested members of the Board, or
►	the transaction involves compensation approved by the LDCC.

2023 Proxy Statement	19

Back to Contents

If management recommends a related person transaction, the Audit Committee will review that transaction and determine whether to approve or disapprove it. When our General Counsel, in consultation with our Chief Executive Officer or our Chief Financial Officer, determines it is not practicable or desirable to wait until the next Audit Committee meeting for approval of a particular transaction, the Chair of the Audit Committee has authority to act on behalf of the Audit Committee. The Audit Committee or the Chair approves only those related person transactions that are in, or not inconsistent with, our best interests and the best interests of our shareowners, as determined in good faith. Management will update the Audit Committee as to any material change to a proposed related person transaction at a subsequent Audit Committee meeting.

For purposes of this policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (or any of our subsidiaries) were, are or will be a participant, and the amount involved exceeds $120,000 and in which any related person had, has or will have a direct or indirect material interest. For purposes of determining whether a transaction is a related person transaction, the Audit Committee relies upon Item 404 of Regulation S-K, promulgated under the Exchange Act. Our Statement of Policy With Respect to Related Person Transactions is available on our website at investor.njresources.com under the caption “Governance.”

Except as discussed below, there have been no related person transactions or proposed transactions since the beginning of fiscal year 2023 between the Company and our directors or executive officers, either directly or indirectly.

Andrew Westhoven, the brother of our President and Chief Executive Officer, is employed by NJRCEV, a wholly-owned subsidiary of NJR, serving as Director – Project and Engineering Management. The total compensation paid to Andrew Westhoven during 2023 was within the range set for employees with comparable qualifications and responsibilities who hold similar positions at the Company (salary of $167,800 to $260,200, plus short-term annual incentive compensation targeted between 15 and 50 percent of salary). He also received health insurance and other benefits available to all other employees in similar positions. His compensation was determined in accordance with our compensation practices applicable to all other employees who hold similar positions. Stephen D. Westhoven did not and does not have any direct responsibility for reviewing Andrew Westhoven’s work or any influence over his compensation or the other terms of his employment. The Audit Committee reviewed, approved and ratified the compensation of Andrew Westhoven.

Ms. Hardwick, a director on our Board, serves as the President and Chief Executive Officer of American Water Works. NJR, through NJRCEV, developed a net-metered rooftop, carport and ground-mounted solar project serving a water treatment plant owned and operated by American Water Works on its property in Somerset, New Jersey. Additionally, NJR, through NJRCEV constructed a floating solar project located at an American Water Works reservoir in Millburn, New Jersey. All of the electrical output is sold to American Water Works under separate power purchase agreements, which are arms-length commercial transactions. Although Ms. Hardwick has no involvement with the projects and does not receive any compensation in connection therewith, these transactions were referred to and approved and ratified by the Audit Committee.

Board Refreshment and Succession Planning

The Board recognizes the importance of Board refreshment and succession planning to ensure that our directors collectively have the skills, experience and qualifications necessary for the Board to successfully establish and oversee management’s execution of the Company’s strategic priorities. (See “Election of Directors” above for a discussion of the key qualifications considered by the NCGC in evaluating candidates for the Board.) The Board has taken various actions to promote thoughtful Board refreshment as discussed below.

Director Retirement Policy

The Company’s Corporate Governance Guidelines provide that no director may serve beyond the date of the first annual meeting of shareowners following her or his 75th birthday. Only under extraordinary circumstances, as determined by the Board, may a retired director remain as a director emeritus.

2023 Proxy Statement	20

Back to Contents

Board Succession Planning Activities

At the 2024 Annual Meeting of Shareowners, we have one director retiring due to the mandatory retirement age. With this and other recent retirements, the NCGC has been actively engaged in board refreshment and succession planning, including retaining the services of external board candidate search firms and leveraging our current Board’s vast network to target candidates with skills that are appropriate and desirable for our Board. The NCGC is responsible for considering the long-term composition of the Board and believes in balancing the value of industry knowledge and experience from longer-tenured directors with new perspectives and fresh ideas that come from adding new directors to the Board. The NCGC also closely considers the pacing of expanding the Board so that new additions have sufficient overlap with longer-tenured directors to learn the business and understand the operations and culture of the Board. The NCGC will continue to annually conduct a thorough review of the current composition of the Board and consider candidates as identified with the appropriate skills and experiences needed on the Board to properly discharge its responsibilities. The NCGC will also continue to consider appropriate balance in board tenure and board composition, with the ultimate goal of retaining experienced directors, while introducing fresh perspectives, backgrounds and skillsets through the nomination of new board members. We have made significant improvement with respect to board tenure over the past several years, with the average Board tenure currently at approximately seven years.

Average Tenure

*Following 2024 Annual Meeting of Shareowners

As our longest-tenured directors have retired from the Board in accordance with our mandatory retirement age policy, we have engaged in director recruitment efforts to help ensure that the size and expertise of the Board are maintained at the level the Board believes appropriate and in alignment with the strategic direction of our Company. For example, in fiscal 2024, in connection with the upcoming retirement of Mr. Zoffinger at the 2024 Annual Meeting of Shareowners, the Board appointed one new director: Mr. Harvey. Mr. Harvey’s experience as a former Attorney General of the state of New Jersey made him an excellent choice to join the Board.

Board Leadership Structure

The Board does not have a policy on whether the roles of the Chief Executive Officer and Chair of the Board should be separate or, if they are to be separate, whether the Chair should be independent. Given our current circumstances and operating strategies, we believe having a separate Chair of the Board and Chief Executive Officer, supported by independent standing Board committees, is the most appropriate structure for our shareowners and us and demonstrates clear leadership to our employees, shareowners and other stakeholders. Nevertheless, the Board believes that the absence of a policy requiring either the separation or combination of the roles of Chair and Chief Executive Officer provides the Board with the flexibility to determine the best leadership structure in the future. As part of the Board’s annual assessment process, the Board evaluates our board leadership structure to ensure it remains appropriate.

Mr. Correll has served as our independent Chair of the Board since January 2020.

As our independent Chair of the Board, Mr. Correll ensures that the independent directors play a leading role in our current leadership structure. The Chair of the Board is in frequent contact, and regularly consults with, Mr. Westhoven, our Chief Executive Officer. The Chair of the Board is elected annually by the independent directors and ensures that the Board operates independently of management and that shareowners have an independent leadership contact. The Chair of the Board also presides over the executive sessions of the non-management directors.

2023 Proxy Statement	21

Back to Contents

Our independent Chair of the Board has the following specific roles and responsibilities:

►	Ensures that the Board and its committees function independently of management
►	Chairs Board meetings
►	Develops the agenda for the Board meetings and schedules Board and committee meetings
►	Provides advice and counsel on Board meeting schedules to ensure there is sufficient time for all agenda items
►	Calls meetings and sets agendas for executive sessions of the independent directors
►	Evaluates and oversees the quality, quantity and timeliness of the information submitted by management to the independent directors
►	Acts as a liaison between the independent directors and senior management
►	Confers with the NCGC Chair as to the membership of the various committees and committee chairs
►	Coordinates with the NCGC Chair in the performance evaluation of the Board and its committees
►	Coordinates with the LDCC in the performance evaluation of the Chief Executive Officer
►	Is available for consultation and direct communication, under appropriate circumstances, if requested by major shareowners
►	Retains advisors and consultants at the request of the independent directors
►	Performs such other duties and responsibilities as may be delegated to the Chair by the Board from time to time

The Board has four standing Committees: the Audit Committee, the LDCC, the NCGC and the Executive Committee. With the exception of the Executive Committee, each committee is composed solely of independent directors.

Board’s Role in Risk Oversight

The Company operates in a complex market and regulatory environment. The Board has broad responsibility to provide oversight of significant risks primarily through direct engagement with management and through delegation of ongoing risk oversight responsibilities to the Committees. In particular, the Board reviews and oversees our various financial policies, financing programs, capital and operating plans, benefit plan management, safety, technology projects and certain risk management policies.

Management is responsible for our risk management, including providing oversight and monitoring to ensure our policies are carried out and processes are executed in accordance with our performance goals and risk tolerance.

Our management team holds regular meetings to identify, discuss and assess financial risk from current macro-economic, industry and company perspectives.

The Board’s three active standing committees are responsible for risk oversight within their respective areas of responsibility. Each committee regularly reports to the Board on these matters. Generally, the Board’s committees and subsidiary boards of directors oversee the risks detailed below. Reports provided by senior leadership, as well as third-party experts, support oversight of the key risks delegated to each Committee and the full Board.

Audit Committee

As part of its regular reporting process, management reports to and reviews with the Audit Committee our material risks, including proposed risk factors and other public disclosures, mitigation strategies and our internal controls over financial reporting.

The Audit Committee also engages in periodic discussions with the Chief Financial Officer, Chief Risk Officer, Corporate Controller and other members of management regarding risks, as appropriate. The Audit Committee established an internal Risk Management Committee (“RMC”) to develop, implement and enforce risk management procedures for NJRES, NJNG and NJRCEV, and to continuously monitor our credit risk management, risks related to trading positions and trading risk policies and procedures applicable to those entities. The RMC comprises individuals from our affiliated companies who meet approximately once a month and provides periodic reports to the Audit Committee. The RMC’s duties include evaluating the effectiveness of existing credit policies and procedures, reviewing material transactions and discussing emerging issues.

2023 Proxy Statement	22

Back to Contents

The Audit Committee continues to monitor cybersecurity risks, with a focus on major financial and cybersecurity risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. The Audit Committee receives updates at least quarterly on technology upgrades and enhancements that impact the assessment of risk.

Leadership Development and Compensation Committee

The LDCC considers risks relating to succession planning, human resources and human capital management, and risks that may result from our executive compensation programs. The LDCC oversees our executive compensation policies, practices and plans, and selects and oversees the Board’s independent compensation consultant. The LDCC evaluates the CEO’s performance, recommends approval of the CEO’s compensation to the Board and reviews the performance of certain other key members of management as well as succession and development plans for the CEO and other key members of management.

Nominating/Corporate Governance Committee

The NCGC considers risks related to corporate governance structure, board refreshment and succession planning, corporate governance policies and practices and risks related to environmental stewardship, sustainability and corporate social responsibility. The NCGC is also specifically tasked with overseeing ESG initiatives, sustainability initiatives and climate change strategies, and ensuring NJR’s ESG strategy is integrated into Company-wide strategic planning. In addition to regular engagement with management, the NCGC reviews and provides input on the annual Sustainability Report from management setting forth NJR’s progress towards its commitment to a clean energy future in helping to achieve society’s climate and emission reduction goals and other governance matters. This includes, but is not limited to, reporting on climate change scenario planning, emission reduction goals, strategies for driving innovation in decarbonized fuel and diversity, equity and inclusion. While the NCGC has primary oversight over ESG initiatives, the interdisciplinary nature of these issues leads every standing committee of the Board to consider the Company’s efforts in managing these topics.

NJNG Board of Directors

The board of directors of NJNG, our principal wholly-owned subsidiary, is composed largely of non-management directors and enhances our operational and financial risk oversight. The NJNG board of directors typically meets on the same day as the Board and shares the same Chair as the NJR Board, Mr. Correll. In addition to Mr. Correll, the NJNG board includes Mr. DeGraffenreidt, Ms. Hardwick, Ms. Taylor and Mr. Westhoven.

Other Subsidiary Boards of Directors

The boards of directors of NJR’s wholly-owned subsidiaries, other than NJNG, are made up of management directors. The Board provides operational and financial risk oversight to the Company’s principal subsidiaries, and frequently discusses material risks and operations of those businesses.

We believe the current leadership structure of the Board supports the risk oversight functions described above by providing independent leadership at the committee and subsidiary board level, with ultimate oversight by the full Board, led by the independent Chair of the Board.

Board’s Role in Human Capital Management

Our Board believes that human capital management is an important component of our continued growth and success and is essential to our ability to attract, retain and develop talented and skilled employees. We pride ourselves on a culture that respects co-workers and values concern for others. Fostering a culture and environment that values diversity and ethics helps create an inclusive organization where we embrace, leverage and respect the differences of our employees, customers and the communities where we live, work and serve.

On a regular basis the LDCC is updated on our human capital management, focusing on our organizational and workplace priorities, culture, diversity, equity and inclusion, executive leadership succession and development. Further, in November 2023, our Board also approved proposed changes to the Company’s Commitment to Stakeholders, which serves as an “operational scorecard” to provide direction and guidance on what employees should focus on every day

2023 Proxy Statement	23

Back to Contents

to deliver business results. The revisions the Board approved include drivers that prioritize our key objectives and place an emphasis on sustainability, innovation, talent and social responsibility.

Additionally, our Diversity and Inclusion website provides detailed reporting on the demographic make-up of our workforce and includes a link to our EEO-1 report at https://www.njresources.com/about/diversity-inclusion/index.aspx. The LDCC has regular involvement in talent retention and development and succession planning, and the Board provides input on important decisions in each of these areas. The Board has primary responsibility for Chief Executive Officer succession planning and monitors management’s succession plans for other key executives. The Board believes that maintaining a strong management team is the best way to prepare for an unanticipated executive departure.

Periodically we conduct an employee feedback survey designed to help us measure overall employee engagement. The feedback employees provide during the survey helps us evaluate employee programs and benefits and monitor our current practices for potential areas of improvement. Our LDCC reviews the results of that survey.  The results for 2023 were overall strong, with an approximate 90 percent engagement score.  Safety, engagement, future vision, and manager/employee relationships were areas in which the Company received approximately 90 percent positive scoring.

Information About the Board’s Committees

The Board has four standing committees to assist with the performance of its responsibilities. Each committee (except the Executive Committee) operates under a written charter that is available on our website at investor.njresources.com under the caption “Governance.” All members of every committee, except the Executive Committee, are independent as defined in the NYSE listing standards and our own independence standards.

AUDIT COMMITTEE

Members:

Gregory E. Aliff (Chair)

Donald L. Correll

James H. DeGraffenreidt, Jr.

M. Susan Hardwick

Thomas C. O’Connor

Michael O’Sullivan*

George R. Zoffinger**

Meetings Held: Seven

*Effective January 1, 2024

**Until January 1, 2024

INDEPENDENCE
All members meet the additional independence requirements prescribed by the NYSE and the SEC for members of an audit committee.

ADDITIONAL QUALIFICATIONS
All members are “financially literate” and have accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment. The Board has also determined that each member of the Audit Committee is an “audit committee financial expert,” as such term is defined in SEC rules.

RESPONSIBILITIES

►  Oversees management’s responsibilities for accounting, internal control over financial reporting and financial reporting

►  Selects, appoints, compensates and oversees the independent registered public accounting firm; approves the retention of, and retains, such firm, for any other purposes; and approves the audit and non-audit fees we pay to such firm

►  Reviews the scope and the results of the work of the independent registered public accounting firm and internal auditors

►  Reviews the adequacy of internal control over financial reporting

►  Monitors major financial risk

►  Has primary responsibility for the oversight of cybersecurity and technology

►  Prepares the Audit Committee Report

►

Fulfills its oversight responsibility for risk management by periodically assessing and responding to, as appropriate, material risks

The functions and responsibilities of the Audit Committee are described in more detail in the “Audit Committee Report.”

2023 Proxy Statement	24

Back to Contents

LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE

Members:

Sharon C. Taylor (Chair)

Donald L. Correll

James H. DeGraffenreidt, Jr.*

Jane M. Kenny

Thomas C. O’Connor

Meetings Held: Four

*Effective January 1, 2024

INDEPENDENCE

The Board has determined that all members meet the additional independence requirements prescribed by the SEC and the NYSE for members of a compensation committee. No member of the LDCC was at any time an officer or employee of the Company or any of our subsidiaries or is related to any other member of the LDCC, any other member of the Board, or any executive officer of the Company.

RESPONSIBILITIES

►  Oversees the performance and qualifications of senior management and interprets, implements and administers the annual compensation and benefits for all of the Company’s and our subsidiaries’ officers

►  Reviews and approves financial corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers

►  Evaluates the performance of our Chief Executive Officer and our other executive officers in light of those goals and objectives

►  Determines and approves compensation levels for our Chief Executive Officer and our other executive officers based on this evaluation

►  Oversees strategies related to human capital management, including with respect to diversity, equity and inclusion initiatives, pay equity, talent and performance management and employee engagement

►  Makes recommendations to the Board with respect to annual and long-term incentive compensation plans; and evaluates the performance of, and determines the salaries, incentive compensation and executive benefits for, officers

►  Administers our equity-based and other executive compensation plans

►  Oversees our leadership development, including by reviewing our succession planning for senior management, officer promotions and affirmative action and diversity plans

►  Reviews all our executive compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to us

►  Follows regulatory and legislative developments and considers corporate governance best practices

►  Prepares the Report of the LDCC

For additional information regarding the compensation-related activities of the LDCC, see the sections entitled “Compensation Discussion and Analysis” and “Report of the Leadership Development and Compensation Committee.”

The Chair of the LDCC works with our Chief Executive Officer, Senior Vice President, Human Resources and Senior Vice President and General Counsel to establish the agenda for LDCC meetings. The Senior Vice President, Human Resources and management personnel reporting to her prepare data and materials for review by the LDCC using market data from both broad-based and targeted national and regional compensation surveys. Competitive industry analysis is enhanced through review by the LDCC’s independent compensation consultant of peer company proxy data, information from professional research consortia, and nationally recognized compensation databases.

The LDCC reviews the performance and compensation of our Chief Executive Officer with input from the full Board (in the form of written evaluations) and our Chief Executive Officer’s self-evaluation. The LDCC approves the compensation of the other executive officers based upon the evaluation and recommendation of our Chief Executive Officer and its own review of each executive officer’s individual performance highlights. When it deems appropriate, the LDCC engages its independent compensation consultant or other appropriate advisors to analyze compensation trends and competitiveness of pay packages.

Our Board remains focused on its responsibilities in the areas of succession planning and talent development to ensure strong internal leadership capabilities that will support NJR’s strategic plan. The Chief Executive Officer provides a review of the performance and long-term leadership potential of our team, including possible succession candidates for key leadership positions. The

2023 Proxy Statement	25

Back to Contents

Board engages outside resources as needed to assist with the succession planning process. The Board also has developed a confidential plan for emergency succession in the event the Chief Executive Officer or certain other executive officers are unable to perform their duties.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE

Members:

Jane M. Kenny (Chair)

Gregory E. Aliff

James H. DeGraffenreidt, Jr.

Sharon C. Taylor

George R. Zoffinger**

Meetings Held: Five

**Until January 1, 2024

RESPONSIBILITIES

►  Assesses the corporate needs for an effective Board

►  Makes recommendations to the Board regarding Board composition, size, compensation, skills and talent needs

►  Identifies individuals qualified to be directors, consistent with the criteria approved by the Board and set forth in the Corporate Governance Guidelines (for information on the nomination process see “Director Nominations and Evaluations Processes”)

►  Leads the annual self-evaluation performance review of the Board

►  Recommends to the Board the selection of nominees for election to the Board

►  Recommends to the Board the individual directors to serve on the committees of the Board

►  Recommends to the Board corporate governance guidelines and oversees related governance matters

►  Advises the Board on environmental stewardship, sustainability and matters that impact corporate social responsibility, advocacy and our reputation, including the Company’s sustainability reporting

►  Oversees the Company’s corporate governance practices

For information on how to nominate a director see “Director Nominations and Evaluations Processes.”

EXECUTIVE COMMITTEE Members: Donald L. Correll (Chair) Gregory E. Aliff Jane M. Kenny Sharon C. Taylor Stephen D. Westhoven Meetings Held: None

RESPONSIBILITIES

►  During the interval between meetings of the Board, the Executive Committee is authorized under our Bylaws to exercise all powers of the Board, unless specifically directed otherwise by the Board or otherwise proscribed by law.

2023 Proxy Statement	26

Back to Contents

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines that set forth the practices of the Board, including the following:

►	Qualification, selection and election of directors
►	Director orientation and continuing education
►	Director responsibilities
►	Board composition and performance
►	Director access to management and independent advisors
►	Director compensation and share ownership guidelines
►	Management evaluation and succession
►	Policies regarding a Lead Director, if applicable
►	Executive sessions of the non-management directors
►	The policy on communicating with the non-management directors

Compensation Committee Interlocks and Insider Participation

No member of the LDCC was at any time an officer or employee of the Company or any of our subsidiaries or is related to any other member of the LDCC, any other member of the Board or any executive officer of the Company.

Code of Business Conduct and Ethics

The Board has adopted a Code of Conduct that applies to all directors, officers, employees, temporary employees, agents, contractors and vendors of the Company. The Code of Conduct, which was most recently revised in April 2023, also satisfies SEC rules that require a code of conduct specifically for the principal executive officer and senior financial officers. The Board has also adopted a Wholesale Trading Code of Conduct, which applies to all officers, employees, agents and others authorized to act on the Company’s behalf who are directly or indirectly involved in the submission of offers or bids to buy or sell natural gas or pipeline or storage capacity. Together, these two codes of conduct form the foundation for compliance with all corporate policies and procedures, an open relationship among colleagues that contributes to good business conduct, and the high integrity level of our employees. These codes of conduct cover all areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. Copies of these codes of conduct are available on our website at investor.njresources.com under the caption “Governance.”

Communications with the Board

Any shareowner or interested party wishing to communicate with the Chair, the non-management directors, any Board committee or specific individual director on an anonymous basis may do so by calling Ethicspoint, Inc., an unaffiliated toll-free hotline service, at 1-866-384-4277 or by submitting a report via a secure website at https://njr.ethicspoint.com/. All communications are forwarded to the General Counsel and Chief Compliance Officer, the Chair of the Audit Committee, and the Chair of the Board by the next business day. In addition, any shareowner may communicate in writing to non-management directors by mailing communications to them c/o New Jersey Resources Corporation, 1415 Wyckoff Road, P.O. Box 1468, Wall, New Jersey 07719, Attention: Chair of the Board, Donald L. Correll. The Chair of the Board and his duly authorized agents are responsible for collecting and organizing shareowner communications with the Board.

Each credible complaint that is received will be reviewed and investigated by one or more of the General Counsel

2023 Proxy Statement	27

Back to Contents

and Chief Compliance Officer, the Chair of the Audit Committee and the Chair of the Board, or such other person that the Chair of the Board determines to be appropriate, unless the Board creates a separate sub-committee to handle the investigation.

Director Compensation

The Board, at the recommendation of the NCGC, sets compensation for directors who are not employees of either the Company or our subsidiaries. Compensation of the non-employee directors is determined pursuant to the Non-Employee Director Compensation Plan, as amended, which was enacted pursuant to the 2017 Stock Award and Incentive Plan (the “2017 Plan”). The NCGC reviews the form and amount of compensation of non-employee directors at least once a year to ensure the directors are being compensated appropriately. In September 2022, the NCGC considered a competitive review of director compensation among the Company’s peer group companies that was prepared by Frederic W. Cook & Co., Inc. (“FW Cook”), an independent compensation consultant. For information on the peer group, see “The Compensation Review Process—Fiscal Year 2023 Peer Group” and see “The Compensation Review Process—Role of Compensation Consultant” for more information on FW Cook and its role.

Based on FW Cook’s review, which captured trends and recent developments as well as market data, the NCGC recommended in September 2022 and the Board thereafter approved effective January 1, 2023, an increase in the value of the annual Restricted Stock Unit (“RSU”) retainer from $115,000 to $125,000.

Compensation for directors who were not officers of the Company or our subsidiaries is detailed in the below table.

Director Annual Cash Retainer(1)	$84,000
Director Annual RSU Retainer (in Common Stock equivalent)(2)	$125,000	(the number of RSUs based upon the closing price of a share of Common Stock on the date of the grant)
Non-Executive Chair Annual Cash Retainer(1)	$50,000
Non-Executive Chair RSU Retainer(2)	$50,000
Annual Retainer - Committee Members
Audit Committee	$13,000
LDCC	$7,000
NCGC	$7,000
Additional Annual Retainer for Committee Chairs:
Audit, LDCC, NCGC	$15,000
NJNG Board Retainer
Member(3)	$9,000
Additional Annual Retainer- NJNG Board Chair(4)	$15,000

(1)	Cash retainers are paid in two equal semi-annual installments, with the first payment made as soon as practicable after the annual meeting of shareowners and the second payment made after the July Board meeting. The cash retainers are pro-rated for directors who serve only a portion of the year.
(2)	Grants of the annual equity retainer in the form of RSUs are made at the time of the annual meeting of shareowners. The number of RSUs is based upon the closing price of a share of Common Stock on the date of the grant. The RSUs accrue dividends and vest on the earlier of (i) the first anniversary of the grant date or (ii) the date of the following annual meeting of shareowners. The RSUs are prorated through a director’s termination date if a director leaves the Board before the RSUs have vested. Upon vesting, the RSUs and accrued dividends are converted into shares of Common Stock. The equity retainers are pro-rated for directors who serve only a portion of the year.
(3)	NJNG Board member annual retainers and any additional meeting fees are based upon each member only being compensated for one meeting when joint Boards of Directors meetings occur.
(4)	This additional retainer will only be paid if the Chair of the NJNG Board is a different person than the Chair of the NJR Board.

2023 Proxy Statement	28

Back to Contents

Generally, we do not pay meeting fees to the directors. However, in the event of extraordinary circumstances resulting in an unusually high number of Board or committee meetings in a given year, the Board retains discretion to pay an additional per meeting fee of $1,500 to each attending non-employee director who is a member of such Board or committee.

Pursuant to our 2017 Plan, each non-employee director’s annual cash and equity compensation is limited to no more than $500,000 per fiscal year (calculating the value of any equity compensation based on the grant date fair value). Exceptions can be made only for a non-executive chair of the Board or, in extraordinary circumstances in the LDCC’s discretion, other individual non-employee directors.

Directors’ Deferred Compensation Plan

Non-employee directors of the Company are eligible to defer up to 100 percent of their Board compensation under the NJR Directors’ Deferred Compensation Plan (the “Directors’ Deferred Compensation Plan”). This includes the deferral of the payment of annual Board and committee retainers, and Board meeting fees and committee meeting fees, if any. At the director’s election, deferred amounts are credited to either an “interest account” or a “stock account.”

If deferred amounts are credited to a stock account, such account initially is credited with a number of shares based on the closing price of our Common Stock on the date we allocate such fees (no later than 90 days after the deferred fees would have been paid) and thereafter is credited with additional shares based on the deemed reinvestment of dividends. An interest account is credited monthly with interest at a rate equal to the Prime Rate listed in the Wall Street Journal plus two percent, based on the average daily balance credited to the account for that month. The rate is adjusted on a monthly basis. At the election of participating directors, deferred balances in the stock and interest accounts are payable within five years of deferral, or after termination of Board service in a lump sum or in installments over a period not to exceed five years after termination of Board service.

Fiscal Year 2023 Director Compensation

The following table presents information relating to total compensation of our non-employee directors for the fiscal year ended September 30, 2023. Mr. Harvey did not serve as a director during the fiscal year ended September 30, 2023; as such, his name does not appear below.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(3) ($)	All Other Compensation(4) ($)	Total ($)
Gregory E. Aliff	119,000	125,000	—	60	244,060
Donald L. Correll	163,000	175,000	—	60	338,060
James H. DeGraffenreidt, Jr.	113,000	125,000	—	60	238,060
Robert B. Evans	6,370	8,562	—	60	14,992
M. Susan Hardwick	106,000	125,000	—	60	231,060
Jane M. Kenny	113,000	125,000	—	460	238,460
Thomas C. O’Connor	104,000	125,000	—	60	229,060
Michael A. O’Sullivan	84,000	125,000	—	10,060	219,060
Sharon C. Taylor	122,000	125,000	21,346	60	268,406
David A. Trice	5,753	8,562	—	60	14,375
George R. Zoffinger	104,000	125,000	22,841	60	251,901

2023 Proxy Statement	29

Back to Contents
(1)	This column reports the amount of cash compensation earned in fiscal year 2023 for Board (including NJNG Board) and committee service. For fiscal year 2023, each non-employee director, other than Messrs. Evans and Trice, received an annual cash retainer of $84,000. Messrs. Evans and Trice received a pro-rata payment based upon the number of days serving on the Board during calendar year 2023. Mr. Correll received an additional cash retainer of $50,000 for his service as Chair of the Board.
(2)	These amounts are calculated in accordance with the share-based compensation provisions of Financial Accounting Standards Board (“FASB”) ASC Topic 718. Each director serving on January 1, 2023, received an annual retainer of 2,521.178 RSUs valued at $125,000 based on the grant date closing price of $49.58 on January 25, 2023. Mr. Correll received a total retainer of 3,529.649 RSUs valued at $175,000 based on the grant date closing price of $49.58 on January 25, 2023, reflecting his additional retainer as Chair of the Board. Messrs. Evans and Trice received a prorated retainer, based upon the number of days serving on the Board during calendar year 2023, of 172.683 RSUs valued at $8,562 based on the grant date closing price of $49.58 on January 25, 2023. As of the end of fiscal year 2023, each director other than Mr. Correll and Messrs. Evans and Trice had 2,560.754 RSUs outstanding, including accrued dividend equivalents, and Mr. Correll had 3,585.055 RSUs outstanding, including accrued dividend equivalents. Messrs. Evans and Trice had no RSUs outstanding.
(3)	Amounts in this column show the amount contributed by us in fiscal year 2023, as we provide a return on directors’ deferred compensation in interest accounts at the Prime Rate listed in the Wall Street Journal plus two percent as part of our Directors’ Deferred Compensation Plan.
(4)	Amounts in this column do not represent compensation paid to any non-employee directors. Instead, these amounts reflect contributions made in fiscal year 2023 as part of our overall support of charitable organizations under our Matching Gift Program and premiums we paid in fiscal year 2023 for a directors and officers travel insurance policy in the amount of approximately $60 per director. The Matching Gift Program for the Board of Directors was established to provide continuing encouragement and financial support for educational institutions and charitable organizations. Each non-employee director is eligible to participate in NJR’s Charitable Matching Gift Program, whereby NJR matches qualified charitable donations made by such directors.

Non-Employee Director Share Ownership Guidelines

All non-employee directors are required to own shares of our Common Stock with a market value equal to five times the annual cash retainer. This requirement is designed to ensure that non-employee directors acquire and retain a meaningful and significant ownership interest in the Company during their tenure on the Board to foster a mutual interest between Board members and shareowners of the Company. We expect non-employee Board members to retain at least 50 percent of the Common Stock received from the Company as part of their annual stock retainer until they meet the share ownership requirements. All of our non-employee directors are in compliance with these guidelines.

2023 Proxy Statement	30

Back to Contents

Stock Ownership

Principal Shareowners

The following table sets forth, as of November 30, 2023, certain information with respect to the beneficial ownership of shares of Common Stock by each person or group we know to beneficially own more than five percent of the outstanding shares of such stock.

Name and Address of Beneficial Owners	Number of Shares		Percent of Class(1)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	15,554,501	(2)	15.9%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	11,131,786	(3)	11.4%
State Street Corporation State Street Financial Center 1 Lincoln Street Boston, MA 02111	5,170,801	(4)	5.3%

(1)	The percentages shown in the table are based on 97,786,738 shares of Common Stock outstanding on November 30, 2023.
(2)	As reported on an Amendment to Schedule 13G filed with the SEC on January 23, 2023, BlackRock, Inc. held sole voting power over 15,178,074 shares of Common Stock and sole dispositive power over 15,554,501 shares of Common Stock. The number of shares of Common Stock owned by BlackRock may have changed since the filing of the Amendment to Schedule 13G.
(3)	As reported on an Amendment to Schedule 13G filed with the SEC on February 9, 2023, The Vanguard Group, Inc. reported that it held shared voting power over 74,481 shares of Common Stock, sole dispositive power over 10,963,671 shares of Common Stock, and shared dispositive power over 168,115 shares of Common Stock. The number of shares of Common Stock held by The Vanguard Group, Inc. may have changed since the filing of the Amendment to Schedule 13G.
(4)	As reported on an Amendment to Schedule 13G filed with the SEC on November 13, 2023, State Street Corporation reported that it held shared voting power over 4,828,879 shares of Common Stock and shared dispositive power over 5,170,801 shares of Common Stock. The number of shares of Common Stock held by State Street Corporation may have changed since the filing of the Amendment to Schedule 13G.

2023 Proxy Statement	31

Back to Contents

Directors and Executive Officers

The following table sets forth, as of November 30, 2023, the beneficial ownership of our Common Stock of each of the directors, each of our executive officers listed in the Summary Compensation Table below, and all of our directors and executive officers as a group. Except as otherwise noted, each person has sole voting and investment power as to his or her shares (or shares such powers with his or her spouse). The beneficial ownership of each director and executive officer is less than one percent of the outstanding shares. The shares owned by all such persons as a group constitute approximately 0.75 percent of the total shares of Common Stock outstanding.

Name	Amount and Nature of Beneficial Ownership(1)(2)(3)
Gregory E. Aliff	13,688
Roberto F. Bel	11,752
Donald L. Correll	45,645
Amy Cradic	22,618
James H. DeGraffenreidt, Jr.	16,837
Lori DelGiudice	2,221
Robert B. Evans	39,744
M. Susan Hardwick	11,122
Peter C. Harvey	529
Jane M. Kenny	40,919
Patrick J. Migliaccio	38,089
Thomas C. O’Connor	22,545
Michael A. O’Sullivan	3,052
Sharon C. Taylor	49,130
David A. Trice	34,925
Stephen D. Westhoven	218,704
George R. Zoffinger	126,568
All Directors and Executive Officers as a Group (20 Persons)	732,362

(1)	Each individual has furnished information as to the amount and nature of beneficial ownership not within our knowledge.
(2)	Includes deferred shares of Common Stock held by the directors and executive officers pursuant to the Directors’ Deferred Compensation Plan or the Officers’ Deferred Compensation Plan over which they have sole voting power but no investment power, as follows: Mr. Aliff — 11,099 shares, Mr. Correll — 38,464 shares, Ms. Hardwick — 2,301 shares, Ms. Kenny — 12,316 shares, Mr. Migliaccio — 6,939 shares, Mr. O’Connor — 19,957 shares, Ms. Taylor — 25,324 shares, Mr. Trice — 20,152 shares, Mr. Zoffinger — 120,754 shares and all directors and executive officers as a group — 260,545 shares.
(3)	Includes unvested Restricted Stock Units vesting within 60 days of the Record Date.

2023 Proxy Statement	32

Back to Contents

Securities Authorized For Issuance Under Equity Compensation Plans

The following table presents information, as of September 30, 2023, with respect to equity compensation plans under which shares of Common Stock are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Shareowners	731,130	—	2,043,397
Equity Compensation Plans Not Approved by Shareowners(3)	—	—	—
TOTAL	731,130	—	2,043,397

(1)	There are no outstanding options, warrants or rights. This amount includes restricted stock units, deferred stock retention units and performance share units that may vest based upon certain conditions and would be paid in the form of shares of Common Stock on a one-to-one basis upon vesting. This amount does not include outstanding shares of restricted stock. Assumes vesting at the maximum payout level for performance-based awards.
(2)	There is no weighted-average exercise price for this column as none of the outstanding awards have an exercise price.
(3)	We do not have equity compensation plans that have not been approved by shareowners.

2023 Proxy Statement	33

Back to Contents

Compensation Discussion and Analysis

This discussion and analysis of our compensation program for named executive officers should be read in conjunction with the tables and text elsewhere in this Proxy Statement that describe the compensation awarded to, earned by or paid to the named executive officers.

Executive Summary

The Compensation Discussion and Analysis explains the process the LDCC of the Board uses to determine compensation and benefits for the following individuals, who were our “named executive officers” for the fiscal year ended September 30, 2023, and how their fiscal year 2023 compensation aligns with our pay-for-performance philosophy. It also describes the oversight of the LDCC and the rationale and processes used to determine the 2023 compensation of our named executive officers including the objectives and specific elements of our compensation program. The Compensation Discussion and Analysis contains statements regarding corporate performance targets and goals. The targets and goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

STEPHEN D. WESTHOVEN President and Chief Executive Officer	ROBERTO F. BEL Senior Vice President and Chief Financial Officer	PATRICK J. MIGLIACCIO Senior Vice President and Chief Operating Officer, NJNG	AMY CRADIC Senior Vice President and Chief Operating Officer of Non-Utility Businesses, Strategy and External Affairs	LORI DELGIUDICE Senior Vice President, Human Resources(1)

(1)	Ms. DelGiudice joined the Company on November 7, 2022.

2023 Proxy Statement	34

Back to Contents

Compensation of our named executive officers is determined under our compensation and benefits program for senior executives, which is governed by the LDCC. Information with respect to the LDCC can be found on page 23 of this Proxy Statement.

At our 2023 Annual Meeting of Shareowners, 97.8 percent of the votes cast on the “say-on-pay” proposal were voted in favor of the compensation we paid to our named executive officers.

Our focus on intentionally aligning management’s pay with our performance through the years has been recognized favorably by our investors. In fiscal 2023, we held collaborative meetings with several of our largest shareowners, including BlackRock Institutional Trust Company and State Street Global Advisors, to solicit input from our shareowners in the future as shareowner understanding and feedback is important to us.

As shown in the following graph, shareowner response to our executive compensation has been favorable.

The LDCC believes that the shareowner vote confirms the philosophy and objective of linking our executive compensation to performance, our commitment to stakeholders, enhancement of our shareowner value and executive leadership. We view this level of shareowner support as an affirmation of our current pay practices and, as a result, no significant changes were made to our executive compensation pay practices for fiscal year 2023. Our Board and the LDCC will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the named executive officers.

Our Guiding Philosophy

Our compensation philosophy is guided by the principle of pay-for-performance. While aligning each executive’s compensation with our short-term and long-term business goals, we aim to provide the incentives needed to attract, motivate, reward and retain our management talent, which is crucial to our long-term success. Additionally, this year we launched our “cultural behaviors,” which we believe are essential to moving our Company forward, as it is critically important that our culture aligns with our business strategy to drive performance.

Our Executive Compensation Program for Fiscal Year 2023

During fiscal year 2023, we undertook our annual review of our executive compensation practices to ensure that our plans and practices support the goals of the organization and are competitive with industry practice, and consistent with the best interests of our shareowners. As a result of that review, the LDCC made no significant changes to the executive compensation program, which features the following:

►	An Officer Incentive Program for fiscal year 2023 (the “2023 OIP”), which consists of goals that need to be met to earn an annual short-term incentive award, including Net Financial Earnings (“NFE”)(1) goals, Commitment to Stakeholders (“CTS”) operational measures (several of which link to sustainability and human capital management goals) and individual leadership goals.
►	A long-term equity incentive award package for Mr. Westhoven, consisting entirely of “at-risk” equity awards, including FY 2023 NFE Performance Share Units and FY 2023 TSR Performance Share Units

(1)	NFE and NFEPS are financial measures not calculated in accordance with GAAP and are discussed in greater detail under “Net Financial Earnings Component.” For a full discussion of NFE and NFEPS and reconciliations to net income, please see Appendix A.

2023 Proxy Statement	35

Back to Contents
(“Performance Share Unit Awards”) along with Performance-Based Restricted Stock Units payable in three annual installments, with vesting subject to achievement of a Net Financial Earnings Per Share (“NFEPS”)(1) goal for the fiscal year ended September 30, 2023.
►	A long-term equity incentive award program for our executive officers (other than Mr. Westhoven) that includes a mix of Performance Share Unit Awards and Time-Vested Restricted Stock Unit awards.
►	Our long-term equity incentive awards for fiscal year 2023, which were granted under our 2017 Plan, that include non-competition and non-solicitation covenants designed to protect us from paying out awards to departed executives who engage in certain activities that could harm the Company.

To implement our pay-for-performance philosophy, the LDCC set reasonable but rigorous goals for our 2023 OIP and performance share units granted to our named executive officers.

Fiscal Year 2023 Performance Highlights

Our Pay-for-Performance Link

Fiscal year 2023 was a year of strong performance for NJR, where we successfully demonstrated our ability to deliver performance and provide value for our shareowners. Our financial and operational performance in fiscal year 2023 largely met or exceeded the financial and operational goals set forth in our 2023 Officer Performance Hurdle, which is set forth in the OIP. The result is annual short-term incentive award payouts to our named executive officers participating in the 2023 OIP of between 126.04 and 134.64 percent of their respective target award amounts. Our NFEPS for fiscal year 2023 of $2.70 greatly exceeded our initial NFEPS guidance range issued in November 2022, including a raised NFEPS guidance of $0.20 during fiscal year 2023.  Our total NFE for fiscal year 2023 was $261.8 million, compared to NFE of $240.3 million in fiscal year 2022. Our strong operational execution was reflected by our performance against our 2023 OIP Commitment to Stakeholders targets, which included activities that are not measured by financial metrics.

Our three-year cumulative financial performance resulted in a payout of 150 percent of the fiscal year 2021 NFE-based performance share units, and our 99th percentile total shareholder return relative to our industry comparator group over the last three fiscal years resulted in a payout of 150 percent of the fiscal year 2021 TSR-based performance share units. Additionally, because we achieved our NFEPS goal for the fiscal year 2023 Performance-Based Restricted Stock Units, such awards vested subject to continued service.

Delivering Strong Financial and Operational Results

NFE	NFEPS	Dividend Growth	Total Shareholder Return
$261.8M	$2.70	7.7%	8.6%

NJR’s NFE was above the 2023 OIP NFE target of $235.6 million	FY 2023 NFEPS exceeded initial NFEPS guidance of $2.42 - $2.52	Annual dividend increase of 7.7% representing the 28th consecutive year of dividend growth	NJR delivered 8.6% in total shareholder return for FY 2023

Strong operational performance above CTS metric targets

(1)	NFE and NFEPS are financial measures not calculated in accordance with GAAP and are discussed in greater detail under “Net Financial Earnings Component.” For a full discussion of NFE and NFEPS and reconciliations to net income, please see Appendix A.

2023 Proxy Statement	36

Back to Contents

Strong Performance Across Our Business Units

It was another solid year for New Jersey Resources, where our team executed on our growth objectives, advanced our decarbonization strategy and delivered results that reflect our Commitment to Stakeholders. We increased our annual dividend rate by 7.7%, and due to our strong performance driven by the hard work of our people, we raised NFEPS guidance during fiscal year 2023.

New Jersey Natural Gas

►	Reported fiscal 2023 NFE of $131.4 million compared with $140.1 million during fiscal 2022.
►	Added 8,800 new customers, among the highest in our utility peer group, compared with 7,808 during fiscal year 2022.
►	Fewest leaks per mile of any natural gas utility in the state with fewer than 0.07 leaks per mile in our entire system.
►	Invested over $450 million, including in key infrastructure projects throughout our distribution system.

NJR Clean Energy Ventures

►	Reported fiscal 2023 NFE of $44.5 million compared with $39.4 million during fiscal 2022.
►	Expanded the solar footprint and placed 10 commercial projects into service, including the largest floating solar array and the largest capped landfill solar array in North America.
►	Maintained the largest solar project pipeline in our history, with approximately 750 megawatts of potential capital projects under construction, contract or exclusivity.

NJR Energy Services

►	Reported fiscal 2023 NFE of $68.5 million compared with $39.1 million during fiscal 2022.
►	Strong results continue to be supported by NJRES’s asset management agreements, which provide a consistent cash contribution well into the future.

Storage and Transportation (“S&T”)

►	Reported fiscal 2023 NFE of $12.8 million compared with $22.5 million during fiscal 2022.
►	Adelphia Gateway, an 84-mile pipeline in eastern Pennsylvania, performed well in its first full year of operation and achieved the Pennsylvania Governor’s Award for Safety Excellence.
►	Leaf River Energy Center, NJR’s salt cavern storage facility in Mississippi, benefited from attractive market conditions and is positioned for growth in a high-demand region.

NJR Home Services (“NJRHS”)

►	Completed over 76,000 service calls and more than 3,700 HVAC, plumbing and generator installations.

2023 Proxy Statement	37

Back to Contents
Key Compensation Corporate Governance Practices

The LDCC and the NCGC continuously review evolving practices in executive compensation and corporate governance. We have adopted certain policies and practices that we believe are consistent with industry best practices.

WHAT WE DO
Use an appropriate balance between short-term and long-term compensation.
Use multiple performance metrics under the 2023 OIP to encourage executives to focus on financial and operational goals important to the Company and other stakeholders.
Link realized value from long-term equity incentives to absolute and relative stock price performance.
Link annual short-term incentive compensation directly to certain environmental and social goals through our Commitment to Stakeholders.
Conduct an annual review and assessment of potential and existing risks arising from our compensation programs and policies.
Maintain meaningful share ownership guidelines for our directors and executive officers.
Subject cash and equity incentive compensation paid to our executive officers to our compensation recoupment policies.
Prohibit hedging and pledging of our stock by our directors, officers and employees.
Require a “double trigger” for acceleration of equity award grants following a change of control.
Engage an independent advisor, who performs no other work for the Company, to advise the LDCC on executive compensation matters and the NCGC on director compensation matters.

WHAT WE DO NOT DO
Enter into employment agreements with any executive officer or guarantee any executive officer a minimum base salary, bonus or equity awards.
Provide executive officers any excise tax payment or tax gross-up for change of control-related payments, or a tax gross-up on any perquisites.
Provide excessive perquisites.
Allow repricing of stock options or buyout of underwater stock options without shareowner approval.

Principles of Our Compensation Framework

The LDCC believes that the compensation program for executive officers should reward the achievement of our short-term and long-term objectives and that compensation should be related to the value created for our shareowners. Furthermore, the compensation program should reflect competitive and best practices in the marketplace. In addition, we have launched cultural behavior objectives and they will be implemented in fiscal year 2024 as part of the LDCC’s guiding principles for all compensation decisions. The following objectives serve as the LDCC’s guiding principles for compensation decisions.

►	Our executive compensation and benefits should attract, motivate, reward and retain the management talent necessary to achieve our business objectives at compensation levels that are fair and competitive with those of comparable companies.
►	Compensation should be set based on the leadership and contribution of each executive officer, taking into account individual skill sets, experience and achievement.
►	Compensation should also be based upon our “Commitment to Stakeholders” key performance measures for safe, reliable, and competitively priced service; customer service; quality; valuing employees; and corporate citizenship.
►	Compensation should be linked to corporate performance as measured by financial performance and creation of long-term value for our shareowners.
►	Compensation should ensure that our culture aligns with our business strategy to drive performance. Earlier this year we identified eight key areas we call “cultural behaviors” that we think are essential to strengthening our culture and charting a path forward for our Company. The cultural behaviors are a part of the 2024 non-union performance process in which non-union employees will be rated.
►	Compensation should consist of an appropriate mix and weighting among base salary, annual short-term incentive awards and long-term equity incentive awards such that an adequate amount of each executive officer’s total compensation is

2023 Proxy Statement	38

Back to Contents
performance-based or “at risk.” Further, as an executive’s responsibilities increase, the portion of “at-risk” compensation for the executive should increase as a percentage of total compensation.
►	The compensation program should incorporate safeguards to prevent executives from taking unnecessary and excessive risks.
►	If the Company’s audited financial statements are restated due to any material noncompliance with the financial reporting requirements under the securities laws, the LDCC may, or shall if required, demand repayment of some or all incentives paid to our executive officers within the last three years.
►	We engage directly with shareowners on executive compensation and will initiate responsive actions when appropriate.

Elements of Our Compensation Program for Named Executive Officers

The table below describes each element available in our compensation program for executives and briefly explains how it promotes our objectives. We believe the combination of these elements provides an appropriate balance of rewards, incentives and benefits to our executives; enables us to meet our desired compensation objectives; strengthens our ability to attract and retain highly qualified individuals and appropriately links pay to performance.

Element of Compensation	Description	How This Element Promotes Company Objectives
Annual Short-term Compensation:
Base Salary	Fixed annual compensation that provides continuous income.	Aids in both recruitment and retention; designed to be competitive in the marketplace.
Annual Short-Term Incentive Awards	Performance-based compensation for achieving established annual goals based on a combination of NFE, individual leadership, cultural behaviors and our Commitment to Stakeholders.	Motivates and rewards achievement of annual corporate objectives by providing at-risk pay opportunities linked to Company, business unit and individual performance.
Long-term Compensation:
Performance Share Unit Awards	Grants of stock units that are payable in Common Stock and earned based on TSR performance relative to an industry comparator group and cumulative NFEPS, each over a three-year period.	Provides strong performance incentives by aligning a portion of executive compensation to long-term goals for NFEPS and relative TSR.
Time-Vested Restricted Stock Unit Awards	Grants of time-vested stock units that vest over a specified period and are payable in Common Stock. May be awarded under our long-term incentive program or used for special recognition of superior performance.	Promotes retention, increases equity ownership and aligns executive and long-term shareowner interests by linking a portion of executive compensation to changes in Company stock price and dividend payments.
Performance-Based Restricted Stock Unit Awards	Grants of stock units with time-based vesting if we achieve an annual NFEPS goal.	Provides strong performance incentives by aligning a portion of executive compensation to our financial performance, promotes retention and supports shareowner alignment objectives.

2023 Proxy Statement	39

Back to Contents
Element of Compensation	Description	How This Element Promotes Company Objectives
Deferred Stock Retention Unit Awards	Grants of deferred stock retention units that are payable in Common Stock, but only if the executive complies with non-competition and non-solicitation covenants. May be awarded under our long-term incentive program or used to recognize and reward superior performance.	Promotes retention by providing a disincentive for executives to leave us for a competitor and aligns executive and long-term shareowner interests by linking a portion of executive compensation to changes in Company stock price and dividend payments.
Other Compensation:
Deferred Compensation	Opportunity to defer receipt of specified portions of compensation and to have such deferred amounts treated as if invested in specified investment vehicles.	Enables executives to structure payments to meet personal financial needs and objectives.
Post-Termination Payments and Benefits	Payments and benefits upon termination of an executive’s employment in specified circumstances, such as retirement, death, disability or a change of control.	Provides assurance of financial security, which supports lateral recruiting and executive retention and makes it easier for executives to objectively evaluate potential changes to our strategy and structure.
Other Benefits	Executives participate in employee benefit plans generally available to our employees, including our Employees’ Retirement Savings Plan; qualified defined benefit plan for retirement allowances; medical, dental, life, accidental death and dismemberment, travel and accident and long-term disability insurance; and certain limited perquisites.	Offers fair and competitive programs to provide family protection and facilitate recruitment and retention as part of our broad-based total compensation.

The Compensation Review Process

How We Approve Compensation Measures

Our planning process begins in May (the third quarter of our fiscal year) when management identifies financial and operational goals, performance measures, and action plans that are tied to our Commitment to Stakeholders and that will be executed by the business units. These goals, performance measures and action plans are approved by management in August (the fourth quarter of our fiscal year) for the following fiscal year and are typically presented to the Board in September for approval. Once approved by the Board, the financial and operational goals become the compensation measures for the executive officers and are the foundation for our Commitment to Stakeholders. These measures are communicated to the entire organization through the performance planning and evaluation process and through management presentations to employees.

Role of the LDCC and the Chief Executive Officer

Governance of our compensation program is the responsibility of the LDCC, which consists solely of independent directors. The LDCC works with management, in particular our Chief Executive Officer and the Senior Vice President, Human Resources, in making decisions regarding our compensation program. The LDCC reviews and

2023 Proxy Statement	40

Back to Contents

considers all elements of executive compensation in setting policies and determining compensation amounts. The Chief Executive Officer is responsible for recommending to the LDCC the compensation amounts for each of our named executive officers, other than himself. Mr. Westhoven attended meetings of the LDCC but did not participate in the portion of the meetings when his compensation or performance was discussed during fiscal year 2023.

Role of Compensation Consultant

The LDCC is authorized to retain experts, consultants and other advisors to aid in the discharge of its duties. For fiscal year 2023, the LDCC retained FW Cook as its independent compensation consultant. All work completed by FW Cook is subject to the approval of the LDCC. The independent compensation consultant’s role, with respect to the LDCC, is to provide independent advice and counsel. The independent compensation consultant was retained to (i) assist in gathering and analyzing market data, (ii) advise the LDCC on compensation standards and trends, (iii) provide an annual risk assessment of our compensation policies, and (iv) assist in the implementation of policies and programs. In May 2023, after considering the relevant factors, including those prescribed under SEC and NYSE rules, the LDCC determined that FW Cook had no other financial ties to the Company or our management and the work FW Cook performed which did not create any conflicts of interest.

Prior to each meeting of the LDCC, the independent compensation consultant meets with the Chief Executive Officer or his executive officer designee and the Chair of the LDCC, followed, as deemed necessary by the LDCC Chair, by a private meeting with only the LDCC Chair. The LDCC also periodically meets in executive session with its independent compensation consultant to discuss our compensation program. During fiscal year 2023, the independent compensation consultant periodically met with management at the direction of the LDCC, participated in LDCC meetings, reviewed materials in advance of meetings, provided data to the LDCC on market trends and overall compensation design, and reviewed recommendations for base salary and annual short-term and long-term equity incentive awards for our named executive officers.

Peer Group Analysis

So that we can successfully attract and retain the high-quality executive talent critical to our long-term success, we intend that the levels of compensation available to executive officers who enhance corporate value are competitive with the compensation offered by publicly held companies that are similar to us with regard to size and industry focus. To understand the competitive market for pay and set the compensation terms for our program, we analyze the compensation programs of a peer group of companies.

Fiscal Year 2023 Peer Group

In July 2022, with assistance from FW Cook, the LDCC undertook a comprehensive review of the peer group for fiscal year 2023 compensation. The LDCC removed Ameren Corporation and MDU Resources Group, Inc. from the fiscal year 2023 peer group due to business model differences and other qualitative considerations. The following 15 companies were included based on business model similarities, size and other factors to form the peer group for fiscal year 2023 compensation (the “2023 Peer Group”):

AltaGas Ltd.	IDACORP, Inc.	ONE Gas, Inc.
Atmos Energy Corporation	National Fuel Gas Company	PNM Resources, Inc.
Avista Corporation	NiSource Inc.	South Jersey Industries, Inc.
Black Hills Corporation	Northwest Natural Holding Company	Southwest Gas Holdings, Inc.
Chesapeake Utilities Corporation	Northwestern Corporation	Spire Inc.

Peer Group Positioning as of July 31, 2022

Market Capitalization 47TH PERCENTILE	Revenue 73RD PERCENTILE

2023 Proxy Statement	41

Back to Contents

Establishing Total Direct Compensation

Total direct compensation is the sum of base salary, annual short-term incentive awards and long-term equity incentive awards. A significant portion of each named executive officer’s compensation consists of performance-based incentive awards, which only pay out to the extent the Company (or in some cases, the individual) achieves predetermined financial and strategic performance goals. The at-risk portion of total direct compensation provides higher pay for above-target levels of performance and lower pay for performance below target levels.

In setting each named executive officer’s total compensation opportunity, the LDCC does not set total direct compensation or the component parts at levels designed to achieve a mathematically precise market position. Instead, the LDCC reviews all components of each named executive officer’s total direct compensation to ensure such compensation meets the goals of the program. As a part of this review, the LDCC considers corporate performance, compensation survey data, the advice of its independent consultant and the recommendations of management. The LDCC considers individual and overall Company operating performance to ensure executive compensation reflects past performance as well as future potential, and adequately differentiates among employees based on the scope and complexity of each employee’s job position, market comparisons, individual performance and experience and overall affordability. Our Chief Executive Officer’s performance, and the performance of each other named executive officer, is evaluated in light of our overall performance (as described in greater detail below) and non-financial goals and strategic objectives approved by the LDCC and the Board. Based on its latest review, the LDCC believes total compensation for each of the named executive officers is reasonable.

The following table shows the target total direct compensation opportunity that the LDCC approved for fiscal year 2023.

Name	Salary(1) ($)	Target Annual Short-Term Incentive Amount(2) ($)	Long-Term Equity Incentive Value(3) ($)	Target Total Direct Compensation ($)
Stephen D. Westhoven	938,250	1,032,075	2,768,004	4,738,329
Roberto F. Bel	396,000	237,600	459,494	1,093,094
Patrick J. Migliaccio	479,550	287,730	587,098	1,354,378
Amy Cradic	417,000	250,200	510,508	1,177,708
Lori DelGiudice	290,000	130,500	706,652(4)	1,127,152
(1)	The table states the annual salary of each named executive officer as of January 1, 2023.
(2)	The target annual short-term incentive amount for Mr. Westhoven was 110 percent of annual salary. For Mr. Bel, Mr. Migliaccio and Ms. Cradic, the target short-term incentive amount was 60 percent of annual salary and for Ms. DelGiudice the target short-term incentive amount was 45 percent of annual salary.
(3)	Represents grant date fair market value of long-term equity incentive awards granted in fiscal year 2023. For more information regarding the granting of long-term equity incentive awards in fiscal year 2023, please see “Long-Term Equity Incentive Awards.”
(4)	The amount in this column for Ms. DelGiudice includes the long-term incentives with a grant date fair market value of approximately $450,000 intended to replace awards she was required to forfeit with her previous employer upon accepting employment with us.

2023 Proxy Statement	42

Back to Contents

Components of Compensation

Base Salary

Our Chief Executive Officer recommends base salary increases for our named executive officers other than himself. These recommendations are subject to review and approval by the LDCC and the Board. Base salary increases for our Chief Executive Officer are recommended by the LDCC and approved by the independent members of the Board. In setting the base salary level of each executive officer, the LDCC considers marketplace compensation data compiled and presented by its independent compensation consultant, as well as the executive’s experience level, demonstrated capabilities, time and placement in position, our geographic region and the actual performance of the Company and the executive. No particular weight is assigned to any one factor. The following are the base salaries for each of the named executive officers as of October 1, 2022. In November 2022, the Board approved increases in base salary for the named executive officers (of up to 10.00 percent), effective January 1, 2023.

Name	Base Salary as of 10/1/2022 ($)	Increase (%)	Increase ($)	Base Salary as of 1/1/2023 ($)
Stephen D. Westhoven	900,000	4.25	38,250	938,250
Roberto F. Bel(1)	360,000	10.00	36,000	396,000
Patrick J. Migliaccio	460,000	4.25	19,550	479,550
Amy Cradic	400,000	4.25	17,000	417,000
Lori DelGiudice(2)	290,000	—	—	290,000
(1)	Mr. Bel’s salary was increased by approximately 10 percent to better align him with respect to his peers at companies in our 2023 Peer Group.
(2)	Ms. DelGiudice joined the Company on November 7, 2022; as such, increases will not apply. Ms. DelGiudice also received a $100,000 one-time cash award upon accepting employment with us.

Annual Short-Term Incentive Awards

We maintain a strong link between performance and pay within our executive compensation program by emphasizing incentives and using financial, operational and leadership measures, which we believe are key drivers of long-term value creation for shareowners. The LDCC reviews and approves the annual performance objectives for the Company and our named executive officers at the start of each fiscal year.

Our objectives for the 2023 OIP were to ensure each executive officer understands his or her individual objectives and how they could be achieved based on areas that the officer impacts, to continue the linkage to corporate results and to provide flexibility to determine awards based on qualitative performance assessments.

2023 OIP Annual Short-Term Incentive Awards

Under the 2023 OIP, the LDCC first established a performance hurdle (“2023 OIP Performance Hurdle”). Generally, no awards would be paid to officers under the 2023 OIP unless the 2023 OIP Performance Hurdle was achieved. For fiscal year 2023, the LDCC established the 2023 Performance Hurdle in November 2022 of $176.7 million in NJR NFE, which was 75 percent of the NJR target NFE amount for fiscal year 2023 of $235.6 million and $92.0 million in NJNG NFE, which was 75 percent of the NJNG target NFE amount for fiscal year 2023 of $122.6 million. NFE is explained below under “Net Financial Earnings Component.”

2023 Proxy Statement	43

Back to Contents

The LDCC reserves the ability to modify, based upon its qualitative assessment, any annual short-term incentive award payable under the 2023 OIP, based upon the recommendations of the Chief Executive Officer and subject to the maximum payout limit. Our Chief Executive Officer also may recommend special recognition awards to named executive officers (other than himself) who have made significant contributions and have demonstrated a sustained level of outstanding performance. The LDCC may approve these recommended awards, and also may approve special recognition awards to the Chief Executive Officer. The Chief Executive Officer engages in extensive discussions, evaluation and review of his recommendations with the LDCC to reach a consensus on the annual short-term incentive awards.

The Chief Executive Officer uses the criteria set forth in the 2023 OIP to guide his recommendations of the target annual short-term incentive awards for the named executive officers, other than himself, to the LDCC. Each named executive officer’s annual short-term incentive award is based 50 percent on our NFE, 30 percent on the named executive officer achieving an individual leadership component, and 20 percent on the Company meeting the goals of an overall Commitment to Stakeholders component. Each of these criteria is described below. These criteria are used to balance our focus on affordability with the use of non-financial metrics that are leading indicators of the creation of long-term shareowner value. While these criteria serve as guidelines, the Chief Executive Officer has discretion to recommend a modification of the actual short-term incentive awards for each of the named executive officers (other than himself) to the LDCC. No such discretion was used for the 2023 OIP. The target percentage of base salary for the annual short-term award opportunity for each of our named executive officers is set forth below.

Name	Target Annual Short-Term Incentive Award Opportunity
Stephen D. Westhoven	110%
Roberto F. Bel	60%
Patrick J. Migliaccio	60%
Amy Cradic	60%
Lori DelGiudice	45%

2023 Proxy Statement	44

Back to Contents

Actual fiscal year 2023 short-term incentive award payments under the 2023 OIP, if earned, could range from 0 percent up to 150 percent of the target amount for each named executive officer, calculated as shown above. Amounts payable in excess of target may be paid in full, or in part, in the form of cash, restricted stock or deferred stock retention unit awards based on our Chief Executive Officer’s recommendation and LDCC approval.

Net Financial Earnings Component

NFE represents net income excluding the accounting impact and resulting volatility in our GAAP earnings due to unrealized gains and losses from certain derivative instruments, net of applicable tax adjustments. NFE is not an alternative to a measure of liquidity or financial performance derived from GAAP, such as earnings per share. We use NFE as a key performance measure for compensation purposes because we believe it strongly encourages capital discipline and better investment decisions and leads to enhanced cash flow and shareowner value. As our chief operating decision maker, our Chief Executive Officer uses NFE as a measure of profit or loss in measuring the results of our operations. For a full discussion of NFE and a reconciliation to net income, please see Appendix A.

Generally, no annual short-term incentive award is payable to our named executive officers under the 2023 OIP unless we achieve the 2023 OIP Performance Hurdle. However, the LDCC retains the ability to pay an annual short-term incentive award even if we do not achieve the 2023 OIP Performance Hurdle as there may be circumstances under which the LDCC may decide that an annual short-term incentive award is still appropriate.

For fiscal year 2023, the target NFE amount for NJR, which was applicable to Messrs. Westhoven and Bel and Mses. Cradic and DelGiudice, was $235.6 million. Therefore, the Minimum NFE, the hurdle, applicable to these individuals was $176.7 million. The fiscal year 2023 NFE target was based on our NFE guidance for fiscal year 2023. NJR’s NFE for fiscal year 2023 was $261.8 million. The target NFE for NJNG, applicable to Mr. Migliaccio was $122.6 million. The Minimum NFE applicable to his short-term incentive award was $92 million. NJNG’s NFE for fiscal year 2023 was $131.4 million.

The graphs below show the performance/payout curve for the NFE component of the annual short-term incentive awards applicable to NJR (for Messrs. Westhoven and Bel and Mses. Cradic and DelGiudice) and NJNG (for Mr. Migliaccio). Payouts for performance between the stated percentages are interpolated.

Leadership Component

The LDCC assesses the leadership component for our Chief Executive Officer based on a review of his performance considering his specific individual objectives for the past fiscal year. The leadership component for the other named executive officers is determined based on our Chief Executive Officer’s review of established business unit initiatives and individual performance assessments, which is then discussed and ratified by the LDCC. As part of his review, our Chief Executive Officer seeks and considers specific examples of how each named executive officer met the applicable objectives.

2023 Proxy Statement	45

Back to Contents
Commitment to Stakeholders Component

The CTS component of the annual short-term incentive award is determined based on a subset of the 71 specific performance measures (the “CTS Performance Measures”) that the LDCC views as important to our stakeholders. These measures, encompass a broad range of our activities that are not necessarily reflected in our financial metrics, including many that relate to our sustainability efforts. The CTS Performance Measures are company-wide and fall into the following five categories:

The CTS Performance Measures were established by a team of employees from across our business units through a process that began early in the third quarter of fiscal year 2022. The CTS Performance Measures were reviewed by our Chief Executive Officer and Chief Financial Officer, who made further revisions to and recommendations regarding the CTS Performance Measures, which were then approved by our Chief Executive Officer.

The LDCC and management use the CTS Performance Measures to assess our overall effort to provide our customers, shareowners, communities and other stakeholders with the highest quality service and performance. Each of the CTS Performance Measures is objective and quantifiable. For instance, one way we measure corporate citizenship is by calculating the total number of employee volunteer hours and the total number of people reached by our customer and community outreach programs using data compiled at each volunteer event.

For each of the CTS Performance Measures, a performance target was developed based upon historical Company information, peer information, comparative data, trends, and, in certain cases, benchmarks required by state regulations. Performance targets were set by the appropriate business unit leaders, reviewed by our Financial Planning & Analysis Department and approved by our senior executive team, including our Chief Executive Officer.

2023 Proxy Statement	46

Back to Contents

Separately, the senior executive team recommended a subset of the CTS Performance Measures to the Chief Executive Officer and the LDCC for purposes of determining the CTS component of the executives’ annual short-term incentive award. The LDCC and the Board ultimately approved a final subset of six performance measures (the “2023 Performance Measures”), weighted equally. The 2023 Performance Measures intentionally include at least one significant measure from each of the five operational CTS categories to encompass a broad spectrum of our performance and enable the Chief Executive Officer and the LDCC to best gauge, on a company-wide basis, how well the executive management team is fulfilling the CTS.

When determining the CTS component of the annual short-term incentive award, the LDCC, in consultation with the Chief Executive Officer, establishes threshold, target and maximum performance levels for each of the 2023 Performance Measures. The threshold level reflects performance that was believed to be achievable; the target level reflects performance that was believed to be aggressive, but attainable; and the maximum level reflects performance that was believed to be attainable based on strong execution. Each of these Performance Measures is weighted equally and an overall average measurement is obtained. The overall average measurement reflects the average company-wide performance on the 2023 Performance Measures (each weighted equally) on a scale of 0 to 150 percent of the target goal and is used for purposes of determining the CTS component of the annual short-term incentive award. For example, if we were to meet the maximum of 150 percent of the target goal for each of the 2023 Performance Measures, the average company-wide performance amount would be 150 percent and result in 30 percent of target payout for this component.

Cultural Behaviors

Earlier this year, we conducted a series of focus groups with teams from across the Company to discuss our culture and how it advances with our strategy. From these conversations, we identified key areas we call “cultural behaviors” that we think are essential to strengthening our culture and charting a path forward for our Company in these dynamic times. We are adapting our fiscal year 2024 performance management process to include these cultural behaviors and in the future will be reporting on the inclusion of our new cultural behaviors in our performance management processes.

Linking ESG Measures to Executive Compensation

We maintain a meaningful link between executive compensation and our sustainability efforts to create long-term value in areas such as safety, human capital management and corporate citizenship by including performance metrics in our Commitment to Stakeholders that reward executives for performance with respect to:

SAFETY	HUMAN CAPITAL MANAGEMENT	CORPORATE CITIZENSHIP

Emergency response time and DART incident rate	Diversity training efficacy	Employee volunteer hours

2023 Proxy Statement	47

Back to Contents

The table below shows the six equally-weighted CTS Performance Measures, and indicates our threshold, target and maximum performance levels, as well as our actual performance for each of the CTS Performance Measures during fiscal year 2023:

CTS Performance Measures

The average company-wide performance equaled 125.7 percent payout of the target goals. This corresponded to a payout of 25.14 percent of the target payout amount for the CTS component of the annual short-term incentive award formula.

Actual Fiscal Year 2023 Annual Short-Term Incentive Award Payouts under the 2023 OIP

In November 2023, the LDCC reviewed our NFE against the 2023 OIP Performance Hurdle before considering whether each of the named executive officers qualified for an annual short-term incentive award under the 2023 OIP as follows:

2023 OIP NJR Performance Hurdle: $176.7 million NFE
2023 OIP NJR NFE Target: $235.6 million NFE
Actual NJR NFE 2023: $261.8 million NFE

2023 OIP NJNG Performance Hurdle: $92.0 million NFE
2023 OIP NJNG NFE Target: $122.6 million NFE
Actual NJNG NFE 2023: $131.4 million NFE

NFE Component

For fiscal year 2023, our NFE was $261.8 million, which corresponded to a payout amount equal to 63.9% percent of the total target annual short-term incentive award related to the NFE component for the named executive officers other than Mr. Migliaccio. We delivered better-than-expected results at NJRES, as well as positive results from our Basic Gas Supply Services (“BGSS”) incentive program at NJNG, resulting in an above target payout for the NJR named executive officers and an above target payout for Mr. Migliaccio (due to NJNG NFE of $131.4 million exceeding the NJNG NFE target of $122.6 million) under the NFE component of the 2023 OIP calculated as follows:

2023 Proxy Statement	48

Back to Contents
NFE COMPONENT CALCULATION

(In millions)
NJR	NJR Actual NFE	NJR Target NFE	Percent of Target Payout Amount	Component Percentage	Amount Earned as Percent of Total Annual Short-Term Incentive Award
	$261.8	$235.6	127.8%	50%	63.9%

(In millions)
NJNG	NJNG NFE	NJNG Target NFE	Percent of Target Payout Amount	Component Percentage	Amount Earned as Percent of Total Annual Short-Term Incentive Award
	$131.4	$122.6	135.0%	50%	67.5%

Leadership Component

Our Chief Executive Officer submitted individual leadership performance reviews for each of the named executive officers for discussion and consideration by the LDCC. The LDCC reviewed each named executive officer’s 2023 individual leadership results, including results for our Chief Executive Officer, and assessed these results against such named executive officer’s objectives. Below is a summary of certain 2023 individual performance highlights for each of our named executive officers that were factored into their 2023 annual short-term incentive award.

Name	Fiscal Year 2023 Performance Highlights
Stephen D. Westhoven

►   Raised and achieved NFEPS above initial guidance

►   Increased our annual dividend rate by 7.7%, the 28th consecutive year of a dividend increase

►   Delivered shareowner return in fiscal 2023 of 8.6%, ranking first out of a17-member utility peer group

►   Continued to drive broader decarbonization innovation and strategy

►   Led investments and technology innovation at NJNG focused on sustainability for future development of energy infrastructure

►   Established and championed a culture where senior leaders partner with Human Resources to develop a pipeline of diverse candidates for mid and senior leadership positions

►   Drove external outreach with key legislators, policy influencers and business leaders to advance the decarbonization strategy

Roberto F. Bel

►   Achieved NFEPS above initial guidance

►   Maintained NJNG’s strong investment grade credit ratings

►   Executed NJR and NJNG private placements at competitive rates

►   Five-year financial plan approved by the Board in September 2023

►   Successfully completed Fiscal 2023 Audit and ICFR testing plans

Patrick J. Migliaccio

►   Delivered financial results at NJNG in excess of financial plan

►   Deployed $60 million in SAVEGREEN energy efficiency investment – a year-over-year increase and a program record

►   Exceeded customer growth target and expanded the counties that we serve in New Jersey

►   NJNG placed in the top quartile of Escalent/Cogent’s survey of utilities – and we were named a Most Trusted Brand for the 10th consecutive year and an Environmental Champion

►   Advanced NJNG’s decarbonization strategy across all areas of focus including clean fuels, operations and behind-the- meter solutions

►   Achieved exceptional DART incident rate; received AGA Industry Leader Accident Prevention Award

2023 Proxy Statement	49

Back to Contents
Name	Fiscal Year 2023 Performance Highlights
Amy Cradic

►   NJRES achieved $68.5 million in NFE through September 30, 2023

►   Delivered S&T results of $12.8 million in NFE through September 30, 2023

►   NJRCEV completed the fiscal year with the largest project pipeline in NJR’s history, with approximately 750 megawatts of potential capital projects

►   Conducted a comprehensive refresh of NJR’s decarbonization strategy, incorporating technology advancements and updated financial incentive opportunities

►   Participated in and appointed to statewide and national decarbonization policy forums

►   Adelphia Gateway achieved the highly competitive Pennsylvania Governor’s Award for Safety Excellence

Lori DelGiudice

►   Updated Commitment to Stakeholders strategic drivers and redefined business metrics to ensure linkage to current NJR business strategy

►   Introduced NJR Cultural Behaviors to advance collaborative innovation within the organization’s culture and embedded them in the 2024 non-union performance process

►   Strengthened executive succession planning, including Chief Executive Officer and Officer plans

►   Restructured Payroll and Human Resource systems, transitioning payroll to finance and reorganizing Human Resource Operations

►   Executed critical benefits program changes including the transition to a new insurance provider and a new pension estimator tool

►   Enhanced a culture of belonging and inclusion through expanded DEI programming, including Business Resource Groups and talent strategies to hire and develop diverse candidates for mid and senior leadership positions

The Chief Executive Officer advised the LDCC that Mr. Migliaccio and Ms. Cradic each achieved 140 percent of their leadership goals, which corresponded to a payout amount equal to 42 percent each of their total target annual short-term incentive awards. Mr. Bel achieved 123.33 percent of his leadership goals, which corresponded to a payout amount equal to 37 percent of his total target annual short-term incentive awards. Ms. DelGiudice achieved 133.33 percent of her leadership goals, which corresponded to a payout amount equal to 40 percent of her total target annual short-term incentive awards. The LDCC determined that Mr. Westhoven achieved 150 percent of his leadership goals, which corresponded to a payout amount equal to 45 percent of his total target annual short-term incentive award. We calculated the payout amount for the Leadership Component for each named executive officer as follows:

Name	Percent of Target Payout Amount for Leadership Component	Component Percentage	Amount Earned as Percent of Total Annual Short-Term Incentive Award
Stephen D. Westhoven	150.00%	30%	45%
Roberto F. Bel	123.33%	30%	37%
Patrick J. Migliaccio	140.00%	30%	42%
Amy Cradic	140.00%	30%	42%
Lori DelGiudice	133.33%	30%	40%

CTS Component

We achieved 125.7 percent of our CTS targets, which corresponded to a payout amount equal to 25.14 percent of the total target annual short-term incentive award. We calculated this payout amount as follows:

Actual Performance as a Percentage of Commitment to Stakeholders Target	Component Percentage	Amount Earned as Percent of Total Annual Short-Term Incentive Award
125.7%	20%	25.14%

2023 Proxy Statement	50

Back to Contents
OIP FORMULA PAYOUT FOR
MR. WESTHOVEN:	PAYOUT FOR NFE 63.9%	+	PAYOUT FOR LEADERSHIP 45.0%	+	PAYOUT FOR CTS 25.14%	=	A PERCENTAGE OF TARGET AMOUNT(1) 134.04%
MR. BEL:	PAYOUT FOR NFE 63.9%	+	PAYOUT FOR LEADERSHIP 37.0%	+	PAYOUT FOR CTS 25.14%	=	A PERCENTAGE OF TARGET AMOUNT(1) 126.04%
MR. MIGLIACCIO:	PAYOUT FOR NFE 67.5%	+	PAYOUT FOR LEADERSHIP 42.0%	+	PAYOUT FOR CTS 25.14%	=	A PERCENTAGE OF TARGET AMOUNT(1) 134.64%
MS. CRADIC:	PAYOUT FOR NFE 63.9%	+	PAYOUT FOR LEADERSHIP 42.0%	+	PAYOUT FOR CTS 25.14%	=	A PERCENTAGE OF TARGET AMOUNT(1) 131.04%
MS. DELGIUDICE:	PAYOUT FOR NFE 63.9%	+	PAYOUT FOR LEADERSHIP 40.0%	+	PAYOUT FOR CTS 25.14%	=	A PERCENTAGE OF TARGET AMOUNT(1) 129.04%

(1)	Totals have been adjusted for rounding.

The LDCC reviewed (i) the results of the 2023 OIP for Mr. Westhoven and (ii) the results of the 2023 OIP for the other named executive officers based on the recommendations made by the Chief Executive Officer. The amounts of the annual short-term incentive awards for the named executive officers, all of which were paid in cash, are set forth below.

Name	Fiscal Year 2023 Annual Short-Term Incentive Award Paid ($)
Stephen D. Westhoven	1,383,393
Roberto F. Bel	299,471
Patrick J. Migliaccio	387,400
Amy Cradic	327,862
Lori DelGiudice	168,397

Long-Term Equity Incentive Awards

Our primary objectives in granting long-term equity incentive awards are to encourage significant ownership of our Common Stock by management and to provide long-term financial incentives linked directly to the long-term performance of the Company. The LDCC believes that ensuring significant ownership of our Common Stock by senior management is the optimal way to align the interests of management and our shareowners. Our equity incentive program is effectively designed to further this objective.

2023 Proxy Statement	51

Back to Contents

In November 2022, after consulting with FW Cook, the LDCC determined that a portion of our executive officers’ total compensation should continue to be delivered in a mix of Time-Vested Restricted Stock Units and performance-based equity awards. For fiscal year 2023, the Board approved, pursuant to the recommendation of the Chief Executive Officer, the long-term incentive program granting four types of awards:

Type of award	Recipient(s)	Performance or vesting conditions	Performance or vesting period
FY 2023 TSR Performance Share Units(1)	All named executive officers	NJR TSR must meet or exceed performance goals relative to TSR for an industry comparator group	Thirty-six months beginning October 1, 2022
FY 2023 NFE Performance Share Units(1)	All named executive officers	Meet or exceed performance goals for cumulative NFEPS	Thirty-six months beginning October 1, 2022
Performance-Based Restricted Stock Units(1)	Mr. Westhoven	Meet or exceed NFEPS performance goal for the fiscal year ending September 30, 2023	Three equal installments on September 30, 2023, 2024, and 2025
Time-Vested Restricted Stock Units(1)	All named executive officers other than Mr. Westhoven	None	Three equal installments on October 15, 2023, 2024, and 2025

(1)	All of these equity awards generally require the recipient to still be employed by NJR on the vesting date.

The Performance Share Units and Performance-Based Restricted Stock Units granted to the President and Chief Executive Officer were entirely “at-risk,” because they will be forfeited if the applicable performance goals are not met. Approximately 50 percent of the shares that make up the awards to our other named executive officers were “at-risk,” while the remaining 50 percent of the awards were in the form of Time-Vested Restricted Stock Units. Equity awards were granted to promote retention of the named executive officers, while the FY 2023 TSR Performance Share Units benchmark our performance against an industry comparator group over an extended period of time, and the FY 2023 NFE Performance Share Units measure our performance against 3-year cumulative NFEPS-based goals set by the LDCC.

The graphic on the left below shows that 100 percent of Mr. Westhoven’s long-term incentive plan (“LTIP”) grants in fiscal year 2023 were performance-based equity grants. The graphic in the middle illustrates the split in the number of shares granted between Time-Vested Restricted Stock Unit grants and the performance-based equity grants to our named executive officers, other than Mr. Westhoven, in fiscal year 2023. The graphic below on the right shows the historical mix between the Time-Vested Restricted Stock Unit or deferred stock retention unit grants and performance-based awards to named executive officers between 2019 and 2023 based upon the number of shares granted. These graphics highlight our emphasis over the past five years on awarding a mix of performance-based awards, such as performance share units and Performance-Based Restricted Stock Units, and Time-Vested Restricted Stock Units or deferred stock retention unit awards. The actual value a named executive officer may receive will depend upon the number of shares received and the market price of our Common Stock at the time the awards vest.

2023 Proxy Statement	52

Back to Contents

In designing the long-term equity incentive program, the LDCC established the following key objectives:

►	Selecting long-term equity incentive levels and vehicles that are competitive with our peer group and balance retention and performance motivation objectives.

►	Granting Restricted Stock Units with meaningful vesting periods to encourage retention of key executives.

►	Using Performance Share Unit awards and Performance-Based Restricted Stock Units based upon NFEPS or relative TSR to link compensation to Company performance criteria that are meaningful to shareowners.

With the exception of significant promotions and new hires, equity grants, including long-term equity incentive awards, generally are awarded at the first regularly scheduled LDCC meeting following the conclusion of the fiscal year. This timing enables us to consider the prior year performance of the Company and the participants and our expectations for the next performance period. The awards are made as early as practicable in our fiscal year to maximize the time period for the incentives associated with the awards. The LDCC approved the fiscal year 2023 long-term equity incentive awards on November 10, 2022.

FY 2023 TSR Performance Share Unit Awards

Each FY 2023 TSR Performance Share Unit is equal to one share of Common Stock. The FY 2023 TSR Performance Share Unit awards vest at the end of a 36-month performance period beginning on October 1, 2022, and ending on September 30, 2025, based on Company TSR versus a 16-company industry comparator group selected using objective screening criteria. The industry comparator group listed below, which includes U.S.-based natural gas and multi-utility companies with a market capitalization between one-fifth and five times that of NJR as of May 31, 2022, is used solely for purposes of this award. For reference, the TSR comparator group includes 12 of the companies that make up the fiscal year 2023 peer group used to benchmark compensation. The TSR comparator group below was approved in July 2022 for fiscal 2023 awards.

Atmos Energy Corporation	National Fuel Gas Company	Southwest Gas Corporation
Avista Corp.	NiSource Inc.	Spire Inc.
Black Hills Corporation	Northwest Natural Gas Company	UGI Corporation
CenterPoint Energy, Inc.	Northwestern Corporation	Unitil Corporation
Chesapeake Utilities Corporation	ONE Gas, Inc.
CMS Energy Corp.	South Jersey Industries, Inc.

The target awards to the named executive officers are shown below.

Name	Grant Date	Number of FY 2023 TSR Performance Share Units (Target)	Grant Date Fair Value(1) Target ($)
Stephen D. Westhoven	11/10/2022	14,277	656,742
Roberto F. Bel	11/10/2022	2,370	109,020
Patrick J. Migliaccio	11/10/2022	3,028	139,288
Amy Cradic	11/10/2022	2,633	121,118
Lori DelGiudice	11/10/2022	1,324	60,904

(1)	Target amounts represent the grant date fair value calculated in accordance with FASB ASC Topic 718 and based upon the closing price of our Common Stock of $46.00 on November 10, 2022, utilizing a lattice model. The actual value of these awards will be determined based upon the number of FY 2023 TSR Performance Share Units that vest at the end of the performance period on September 30, 2025, and the closing price of our Common Stock on September 30, 2025.

2023 Proxy Statement	53

Back to Contents

The number of FY 2023 TSR Performance Share Units earned will be determined as follows:

Relative TSR Percentile	% of Target Award to Vest(1)
<25th	0%
25th (threshold)	40%
55th (target)	100%
80th and above (maximum)	150%

(1)	If the Company’s TSR falls between any two specified percentiles, the TSR Performance Share Units earned will be determined by mathematical interpolation on a straight-line basis.

TSR is computed as follows:

TSR = (Priceend – Pricebegin + Dividends) / Pricebegin

Pricebegin = the average of the closing share price of the Common Stock over the 20 trading days beginning October 1, 2022.

Priceend = the average of the closing share price of the Common Stock over the 20 trading days ending September 30, 2025.

Dividends = dividends or other distributions paid to shareowners with respect to the Common Stock with ex-dividend dates falling within the 36-month period between October 1, 2022, and September 30, 2025 (with cash dividends and other distributions deemed reinvested in shares of Common Stock as of the ex-dividend date based on the price of the Common Stock on that date).

FY 2023 NFE Performance Share Unit Awards

Each FY 2023 NFE Performance Share Unit is equal to one share of Common Stock. The FY 2023 NFE Performance Share Units vest, if at all, based upon our Cumulative NFEPS (defined below) over the 36-month period beginning on October 1, 2022, and ending on September 30, 2025. The NFEPS targets are based upon our three-year financial plan and are designed to challenge our executives by being aggressive, but achievable, and to encourage and reward continued growth in our NFE on a per share basis. The cumulative NFE Performance Share target of $7.87 represents an annual compound growth rate consistent with our long-term NFE guidance. The target awards to the named executive officers are shown below.

Name	Grant Date	Number of FY 2023 NFE Performance Share Units (Target) Granted	Grant Date Fair Value(1) Target ($)
Stephen D. Westhoven	11/10/2022	15,299	703,754
Roberto F. Bel	11/10/2022	2,540	116,840
Patrick J. Migliaccio	11/10/2022	3,245	149,270
Amy Cradic	11/10/2022	2,822	129,812
Lori DelGiudice	11/10/2022	1,418	65,228

(1)	Target amounts represent the grant date fair value calculated in accordance with FASB ASC Topic 718 and based upon the closing price of our Common Stock of $46.00 on November 10, 2022. The actual value of these awards will be determined based upon the number of performance share units that vest at the end of the performance period on September 30, 2025, and the closing price of our Common Stock on September 30, 2025.

2023 Proxy Statement	54

Back to Contents

The number of FY2023 NFE Performance Share Units earned will be determined based on the following table.

Cumulative NFEPS	Performance Share Units Earned as a Percentage of Target Performance(1)
Less than $6.30	0%
$6.30 (threshold)	50%
$7.87 (target)	100%
$9.44 or greater (maximum)	150%

(1)	Payout for performance between goals will be interpolated on a straight-line basis.

“NFEPS” is the NFE per basic share of Common Stock that the Company reports on a quarterly and annual basis to the public and in its quarterly reports on Form 10-Q and annual report on Form 10-K that are filed with the SEC.

“Cumulative NFEPS” is the sum of the annual NFEPS for the three fiscal years ended September 30, 2023, 2024 and 2025, calculated as follows:

Cumulative NFEPS = NFEPSFY2023 + NFEPSFY2024 + NFEPSFY2025

The earned FY 2023 NFE Performance Share Units will be delivered to participants at the end of the performance period after the LDCC determines that the performance objectives have been met.

FY 2023 Performance-Based Restricted Stock Unit Awards

Mr. Westhoven was granted Performance-Based Restricted Stock Units (“PBRS”) that would vest in up to three equal installments on September 30, 2023, September 30, 2024 and September 30, 2025, if the performance goal of $1.83 NFEPS for the fiscal year ended September 30, 2023, was achieved.

Name	Number of Shares of PBRS Granted	Grant Date Fair Value ($)(1)
Stephen D. Westhoven	30,598	1,407,508

(1)	Represents the full grant date fair value calculated in accordance with FASB ASC Topic 718 and based upon the closing price of our Common Stock of $46.00 on November 10, 2022.

The performance goal of $1.83 NFEPS for NJR for the fiscal year ended September 30, 2023, was met and certified by the LDCC on November 15, 2023. As a result, Mr. Westhoven earned 30,598 shares, of which 10,588 shares, including accumulated dividends, vested on November 15, 2023. Mr. Westhoven’s remaining shares will vest in equal installments in September 2024 and September 2025.

FY 2023 Time-Vested Restricted Stock Units

The LDCC approved the following grant of Time-Vested Restricted Stock Unit awards to named executive officers other than Mr. Westhoven as recognition for performance during fiscal year 2022 and as a retention vehicle. We note that Ms. DelGiudice’s Restricted Stock Unit award, as shown below, also represents compensation intended to replace awards that Ms. DelGiudice was required to forfeit with her previous employer by virtue of accepting the position with us. Each award will vest in up to three predetermined installments between September and October of 2023, 2024 and 2025, respectively. The LDCC values Time-Vested Restricted Stock Unit awards at the fair market value of the number of shares of our Common Stock on the date of grant.

2023 Proxy Statement	55

Back to Contents
Name	Number of Shares of Time-Vested Restricted Stock Units Granted	Grant Date Fair Value ($)(1)
Roberto F. Bel	5,079	233,634
Patrick J. Migliaccio	6,490	298,540
Amy Cradic	5,643	259,578
Lori DelGiudice(2)	12,620	580,520

(1)	Represents the full grant date fair value calculated in accordance with FASB ASC Topic 718 and based upon the closing price of our Common Stock of $46.00 on November 10, 2022.
(2)	The amounts in this row for Ms. DelGiudice include long-term incentives granted to Ms. DelGiudice upon her acceptance of employment with us to replace awards she was required to forfeit from her previous employer. For more information, please see “Establishing Total Direct Compensation.”

FY 2021 NFE Performance Shares Vesting

In November 2020, the LDCC approved the grant to certain of our named executive officers of FY 2021 NFE Performance Share Unit awards with performance criteria based upon the Company’s cumulative NFEPS. Each FY 2021 NFE Performance Share Unit was equal to one share of Common Stock. The FY 2021 NFE Performance Shares were eligible for vesting based upon the Cumulative NFEPS over the 36-month period beginning on October 1, 2020, and ending on September 30, 2023. As illustrated in the tables below, 150 percent of FY 2021 NFE Performance Shares vested after our actual performance was certified by the LDCC as $7.36 per share.

Cumulative NFEPS	Performance Share Units Earned as a Percentage of Target Performance Shares
Less than $4.73	0%
$4.73 (threshold)	50%
$5.91 (target)	100%
$7.09 or greater (maximum)	150%
$7.36 (actual)	150%

“NFEPS” is the NFE per basic share of Common Stock that the Company reports on a quarterly and annual basis to the public and in its quarterly reports on Form 10-Q and annual report on Form 10-K that are filed with the SEC.

“Cumulative NFEPS” is the sum of the annual NFEPS for the three fiscal years ended September 30, 2021, 2022 and 2023, calculated as follows:

Cumulative NFEPS = NFEPSFY2021 + NFEPSFY2022 + NFEPSFY2023

The table below shows the actual payouts for the named executive officers who received FY 2021 NFE Performance Share Unit awards based on the vesting percentage of 150 percent, which includes dividend equivalents.

Name	Grant Date	Number of FY 2021 NFE Performance Share Units (Target) Granted	Number of Shares Actually Vested
Stephen D. Westhoven	11/9/2020	12,991	21,707
Roberto Bel	11/9/2020	1,622	2,714
Patrick J. Migliaccio	11/9/2020	4,012	6,705
Amy Cradic	11/9/2020	3,014	5,033

2023 Proxy Statement	56

Back to Contents
FY 2021 TSR Performance Shares Vesting

In November 2020, the LDCC approved the grant to certain of our named executive officers of FY 2021 TSR Performance Share Unit awards with performance criteria based on TSR performance relative to an industry comparator group. Each FY 2021 TSR Performance Share Unit was equal to one share of Common Stock. The FY 2021 TSR Performance Shares were eligible for vesting at the end of a 36-month performance period beginning on October 1, 2020, and ending on September 30, 2023, based upon our relative TSR versus the established comparator group used for compensation purposes at the time of grant. At the end of the performance period, our actual performance, as certified by the LDCC, was in the 99th percentile.

Relative TSR Percentile	% of Target Award to Vest
<25th	0%
25th (threshold)	40%
55th (target)	100%
80th and above (maximum)	150%
99th (actual)	150%

TSR was computed as follows:

TSR = (Priceend – Pricebegin + Dividends) / Pricebegin

Pricebegin = the average of the closing share price of Common Stock over the 20 trading days beginning October 1, 2020

Priceend = the average of the closing share price of Common Stock over the 20 trading days ending September 30, 2023

Dividends = dividends or other distributions paid to shareowners with respect to the Common Stock with ex-dividend dates falling within the 36-month period between October 1, 2020, and September 30, 2023 (with such dividends and other distributions deemed reinvested in shares of Common Stock as of the ex-dividend date based on the price of the Common Stock on the ex-dividend date where not paid in shares of Common Stock)

Upon achievement of total shareowner return at a percentile between any two specified percentiles, any TSR Performance Share Units earned would have been determined by mathematical interpolation on a straight-line basis.

Name	Grant Date	Number of FY 2021 TSR Performance Share Units (Target) Granted	Number of Shares Actually Vested
Stephen D. Westhoven	11/9/2020	13,773	23,017
Roberto F. Bel	11/9/2020	1,720	2,873
Patrick J. Migliaccio	11/9/2020	4,253	7,106
Amy Cradic	11/9/2020	3,196	5,342

Retirement Programs

Our retirement programs for senior executives provide an opportunity for each participating executive, through long-term service to us, to receive certain retirement benefits. Two of our named executive officers, Mr. Westhoven and Mr. Migliaccio, participate in the NJNG Plan for Retirement Allowances for Non-Represented Employees (the “Non-Represented Plan”), which is a trusteed noncontributory defined benefit retirement plan. Each of our named executive officers also participates in our NJR Employees’ Retirement Savings Plan (our “401(k) Plan”), which is a trusteed defined contribution plan. All of our non-represented employees hired on or after October 1, 2009, are covered by an enhanced defined contribution plan feature of our 401(k) Plan instead of the Non-Represented Plan.

2023 Proxy Statement	57

Back to Contents

Each of our named executive officers also participates in the Savings Equalization Plan of NJR, which we refer to as the SEP, and two of our named executive officers, Mr. Westhoven and Mr. Migliaccio, participate in the Pension Equalization Plan of NJR, which we refer to as the PEP, both of which are unfunded non-qualified plans. These plans provide benefits that would have been made under the Non-Represented Plan and the 401(k) Plan, but for the limitations on compensation and contributions imposed by the Internal Revenue Code. In addition, the named executive officers and certain other officers have Supplemental Executive Retirement Plan Agreements (“SERP Agreements”). Under the SERP Agreements, benefits are payable over a 60-month period commencing at age 65. At projected retirement, the total maximum amount payable to Mr. Westhoven under his SERP Agreement is currently $250,000. Mr. Bel, Mr. Migliaccio, Ms. Cradic and Ms. DelGiudice would each be entitled to a maximum amount of $125,000, under their respective SERP Agreements as of September 30, 2023. These are described more fully in the narrative following the Pension Benefits table of this Proxy Statement.

We also sponsor health care plans that provide post-employment medical and life insurance benefits to union and non-union employees who meet the eligibility requirements. Retirees must meet certain age and service requirements to be eligible. Depending on the year of retirement, benefits may be subject to annual deductibles, coinsurance requirements and retiree contributions. As of September 30, 2023, other than Mr. Westhoven, none of the named executive officers have completed the age and service requirements to be eligible for post-employment health coverage.

Severance Policies

Severance protection is provided to our senior executives in their employment continuation agreements (defined below) with the Company, but only if an executive is terminated following a “change of control.” This protection is designed to be fair and competitive and to aid in attracting and retaining experienced executives. We believe the protection we provide, including the level of severance payments and post-termination benefits, is appropriate and within the range of competitive practice.

Severance protection following a change of control provides a number of important benefits to us. First, it permits an executive to evaluate a potential change of control while relatively free of concern for the executive’s own situation or the need to seek employment elsewhere. Second, change of control transactions take time to unfold, and a stable management team can help preserve our operations — either to enhance the value delivered to a buyer in the transaction or, if no transaction is consummated, to ensure that our business will continue without undue disruption. Finally, we believe our change of control protections encourage management to consider, on an ongoing basis, whether a strategic transaction — even one that would vest control of the Company in a third party — might be advantageous to our shareowners.

Amended and Restated Employment Continuation Agreements

Each of our named executive officers has entered into an Employment Continuation Agreement with the Company (“Employment Continuation Agreement”). The Employment Continuation Agreements provide each executive certain rights in the event that his or her employment is terminated within two years following the occurrence of a “change of control” (as defined in the agreements) (i) by us without “Cause” (as defined in the agreements) or (ii) by the executive for “Good Reason” (as defined in the agreements). Subject to the limitation described in the next paragraph, upon such termination of employment, the executive will receive three times (in the case of Mr. Westhoven) or two times (in the case of the other named executive officers) the sum of (x) annual base salary and (y) the average of annual bonuses paid or payable with respect to the last three calendar years ended prior to the change of control.

The Employment Continuation Agreements contain a “best net” provision where, if any excise tax is due, NJR will not make a gross-up payment, but instead will reduce payments to the executive to the extent necessary to avoid the imposition of an excise tax if such reduction will provide the executive the best net after-tax result. If full payment to an executive will result in the best net after-tax result, the full amount will be paid, but the executive will be solely responsible for any potential excise tax payment.

2023 Proxy Statement	58

Back to Contents

For purposes of the Employment Continuation Agreements, a “change of control” generally means:

►	The acquisition, within a 12-month period, by any person or group of beneficial ownership of securities representing 50 percent or more of the combined voting power of our securities;

►	Within any 12-month period, the persons who were our directors immediately before such period (the “Incumbent Directors”) and directors whose nomination or election is approved by a majority of the Incumbent Directors and directors previously approved by the Incumbent Directors cease to constitute a majority of the Board; or

►	The consummation of a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of our assets, or a complete liquidation as a result of which the shareowners immediately prior to such event do not hold, directly or indirectly, a majority of the Voting Power (as defined in the Employment Continuation Agreements) of the acquiring or surviving corporation.

As a condition of the right of an executive to receive payments under the Employment Continuation Agreements, the executive will not, for a period of two years following termination of employment, acting alone or in conjunction with others, directly or indirectly:

►	Compete with the business of the Company by performing activities that are the same as or similar to those in which he or she has been directly engaged on behalf of us or any affiliate, during the last two years prior to such termination, in the geographic area where such business was conducted;

►	Induce any customers of the Company or any of its affiliates with whom the executive has had direct contact or relationships, during and within the scope of his or her employment with the Company, to curtail or cancel their business with us or any such affiliates;

►	Induce, or attempt to influence, any employee of the Company or any of our affiliates to terminate employment with the Company or any such affiliates;

►	Solicit or assist any third party in the solicitation of any person who during the 12 months prior to such solicitation was an employee of the Company or any of its affiliates; or

►	Directly or indirectly use, copy, disclose, publish or otherwise distribute confidential information or trade secrets of the Company.

The payments that may be due under the Employment Continuation Agreements in the event of a change of control are described in more detail below in the section entitled “Potential Payments Upon Termination or Change of Control.”

Deferred Compensation

To enhance the competitiveness of our executive compensation program and increase our ability to attract and retain qualified key personnel necessary for our continued success and progress, we offer an Officers’ Deferred Compensation Plan to provide a select group of management and highly compensated employees of the Company and its affiliates a means to defer receipt of specified portions of compensation and to have such deferred amounts treated as if invested in specified investment vehicles. Participants in the Officers’ Deferred Compensation Plan may defer the receipt of compensation or awards, which may be in the form of cash, stock or stock-denominated awards, including salary, annual bonus awards, long-term awards and compensation payable under other plans and programs, employment agreements or other arrangements. Deferrals under the Officers’ Deferred Compensation Plan must comply with the requirements of Section 409A of the Internal Revenue Code, U.S. federal income tax laws and regulations of the U.S. Treasury Department. Although all of the named executive officers are eligible to participate in the Officers’ Deferred Compensation Plan, none of them have any amounts in such plan.

Other Benefits

The LDCC believes employee benefits are an essential component of our competitive total compensation package. The named executive officers may participate in the same benefit plans as our salaried employees, which include medical, health and dental insurance, long-term disability insurance, accidental death and disability insurance, travel and accident insurance and our 401(k) Plan. As part of the 401(k) Plan, with limited exceptions, we match 85 percent of the first six percent of compensation contributed by the employee into the 401(k) Plan, subject to the Internal Revenue Code and our 401(k) Plan limits. Additionally, we contribute

2023 Proxy Statement	59

Back to Contents

between 3.5 and 4.5 percent of base compensation, depending upon years of service, into the 401(k) Plan on behalf of employees who are not eligible to participate in the defined benefit plans. We have disclosed all Company matches for our named executive officers in the column labeled “All Other Compensation,” in the Summary Compensation Table, and separately disclosed each amount in Footnote 6 to that table. The LDCC provides our executives, including named executive officers, with additional benefits that we believe provide security for current and future needs of the executives and their families. These other benefits are structured to be within the competitive range relative to our peer group. The additional benefits we provide, or have provided to some of our executives, consist of a car allowance and an executive insurance program. The associated amounts are included in the column labeled “All Other Compensation” in the Summary Compensation Table, and separately disclosed in Footnote 6 to that table. In addition, we match certain charitable contributions made by our Chief Executive Officer and the other named executive officers. Finally, for business purposes, it may be appropriate for certain members of senior management to belong to a golf or social club so that such executives have an appropriate entertainment forum for customers and appropriate interaction with their communities.

Share Ownership Guidelines

The LDCC believes it is important to align the interests of senior management with our shareowners. While the LDCC considers this principle when determining the appropriate mix of compensation elements, the LDCC also established share ownership guidelines that encourage executives to accumulate and retain our Common Stock.

We believe that executive ownership is important to create a mutuality of interest with shareowners. Therefore, executive officers are required to meet established share ownership levels.

These guidelines are subject to annual review by the LDCC. No changes were made in fiscal year 2023.

Under the share ownership guidelines, officers of the Company are required to own shares of our Common Stock with a total share value as set forth in the following table.

Position	Minimum Common Stock Ownership Requirement
Chief Executive Officer (“CEO”)	5 x Base Salary
Chief Operating Officer (“COO”)(1)	4 x Base Salary
Section 16 Officers (other than CEO and COO)	3 x Base Salary
Other Officers	1 x Base Salary
(1)	The COO refers to the NJR COO rather than the COO of our utility and non-utility businesses. NJR, however, does not currently have a COO.

Until an officer achieves the minimum share ownership under the guidelines described above, he or she must retain 50 percent of all shares received under the Company’s stock award and incentive plans, net of the number of shares the officer has applied to the payment of taxes on such awards. Compliance with these guidelines is determined annually on October 1 using the closing price of the Company’s Common Stock on the last trading date for the most recently completed fiscal year. Once the minimum stock ownership threshold is achieved, a named executive officer will remain in compliance with the guidelines despite future changes in stock price and base salary, as long as his or her holdings do not decline below the number of shares held at the time the minimum stock ownership requirement was met.

2023 Proxy Statement	60

Back to Contents

Each of the named executive officers currently employed by us was in compliance with these share ownership guidelines as of September 30, 2023, and our officers either meet the minimum share ownership requirements under the guidelines or have met the retention requirements applicable to those who do not yet meet the minimum share ownership requirements.

Compensation Recoupment

On November 16, 2023, the Board adopted and approved a compensation recoupment policy (the “Dodd-Frank Compensation Recoupment Policy”), effective as of October 2, 2023, which provides for the recovery of incentive compensation from our executive officers consistent with the recent rules adopted by the SEC and the listing standards adopted by the NYSE. The Dodd-Frank Compensation Recoupment Policy provides that if we are required to restate our financial results due to material noncompliance with financial reporting requirements under the securities laws, including the corrections of errors, the Compensation Committee may seek reimbursement of any cash- or equity-based bonus/other incentive compensation (including vested and unvested equity) paid or awarded to the executive officer, or effect cancellation of previously-granted equity awards to the extent the compensation was based on erroneous financial data and exceeded what would have been paid to the executive officer under the restatement, regardless of the officer’s role in the transactions or reporting.

The Dodd-Frank Compensation Recoupment Policy is in addition to our supplemental compensation recoupment policy, which was previously adopted in September 2015 and revised in November 2019 and which was further revised effective October 2, 2023 (the “Supplemental Clawback Policy”) to supplement the Dodd-Frank Compensation Recoupment Policy, to cover previously covered incentive compensation not covered by the required Dodd-Frank Compensation Recoupment Policy. The Supplemental Clawback Policy provides for the recoupment of certain Incentive-Based Compensation not covered by the Dodd-Frank Compensation Recoupment Policy. This Supplemental Clawback Policy applies when the Dodd-Frank Compensation Recoupment Policy would not otherwise require recoupment but the Company decides to recover compensation because of circumstances involving (1) employees other than current or former officers covered under the Dodd-Frank Compensation Recoupment Policy or (2) fraud, intentional or willful misconduct, gross negligence in the performance of one’s duties, or conduct that results in material financial or reputational harm to the Company.

Anti-Hedging and Pledging Policy

To ensure alignment of the interests of our shareowners, directors and executive officers, the Company’s Code of Conduct does not permit directors, officers or employees to engage in short-term or speculative transactions involving the Company’s securities, including short sales, publicly-traded options or hedging transactions. In addition, directors, officers and certain employees, as designated by the Company’s Senior Vice President and General Counsel, are prohibited from pledging the Company’s securities as collateral.

United States Federal Income Tax Limits on Deductibility

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally sets a limit of $1 million on the amount of compensation that we may deduct for federal income tax purposes in any given year with respect to the compensation of each of our named executive officers. We consider the impact of the deduction limit under Section 162(m) when developing and implementing our executive compensation programs, but we intend to design our executive compensation arrangements to be consistent with our best interests and the interests of our shareowners. We believe it is important to preserve flexibility in administering compensation programs to promote various corporate goals. Accordingly, we have not adopted a policy that all compensation must be deductible under Section 162(m). Amounts paid under our compensation programs may not be deductible.

2023 Proxy Statement	61

Back to Contents

Advisory Votes on Executive Compensation

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the subsequent rules and regulations promulgated by the SEC, we are including a non-binding advisory resolution approving the compensation of our named executive officers. The vote on this proposal will be non-binding on the Board and us and will not be construed as overruling a decision by the Board or us. This vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Board or us. However, the LDCC values the opinions that our shareowners express in their votes and will consider the outcome of the vote when making future decisions on executive compensation, as it deems appropriate.

At the 2023 Annual Meeting of Shareowners, 97.8 percent of the votes cast on the proposal were voted for the non-binding advisory resolution approving the compensation of our named executive officers. In light of that result, the Board implemented similar objectives, program components and rationales for the compensation of our named executive officers in fiscal year 2023, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the accompanying narrative as set forth in this Proxy Statement.

As previously disclosed, the Board and management determined to implement an annual advisory vote on the compensation of our named executive officers. As a result, we are including the non-binding advisory resolution approving the compensation of our named executive officers again in this Proxy Statement. See Item 2 of this Proxy Statement.

In addition, at the 2023 Annual Meeting of Shareowners, a large majority of our shareowners approved, on a non-binding basis, the holding of the non-binding vote on the compensation of our named executive officers on an annual basis (“say-on-pay frequency”). We are also required, at least once every six years, to submit for shareowner approval a non-binding advisory vote as to the frequency (every one, two or three years) of the non-binding shareowner vote regarding the approval of the compensation of our named executive officers.

Report of the Leadership Development and Compensation Committee

The LDCC has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with management and, based on such review and discussion, the LDCC recommends to the Board that it be included in this Proxy Statement.

Sharon C. Taylor (Chair)
Donald L. Correll
Jane M. Kenny
Thomas C. O’Connor
Dated: November 15, 2023

This “Report of the Leadership Development and Compensation Committee” will not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this information by reference and will not otherwise be deemed filed under such Acts.

2023 Proxy Statement	62

Back to Contents

Compensation Risk Assessment

As part of its oversight of our executive compensation program, the LDCC considers the impact of our executive compensation program, and the incentives created by the compensation awards it administers, on our risk profile. In addition, we review all our compensation policies and procedures, including the incentives they create and factors that may reduce the likelihood of excessive risk-taking, to determine whether they present a significant risk to us. At the LDCC’s direction, FW Cook provided the LDCC with a risk assessment of our executive compensation policies and practices. Based on its independent assessment, FW Cook concluded that our compensation policies and practices for executives do not create risks that are reasonably likely to have a material adverse effect on us.

The LDCC reviewed the findings of its own assessment, together with the FW Cook assessment, and concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and that the balance of compensation elements discourages excessive risk-taking. The LDCC, therefore, determined that the risks arising from our compensation policies and practices for employees are not reasonably likely to have a material adverse effect on us. In its discussions, the LDCC considered the attributes of our programs, including:

►	We have an appropriate pay philosophy, peer group and market positioning in light of NJR’s business model.

►	Cash compensation is not overly weighted toward short-term incentives, and there is an appropriate balance of cash and equity opportunity in the overall program to align management and shareowner interests.

►	Short-and long-term incentives are focused on profitability, with consideration of other critical stakeholder issues.

►	Performance goals are set to levels that encourage strong performance and that can support the resulting compensation expense, but are based upon operating levels that can be attained without taking inappropriate risks or deviating from approved strategies. In light of the overall balance of the program, the performance goals discourage pursuit of excessively risky business strategies.

►	Long-term incentives have multi-year vesting and/or performance periods (three years) to ensure a long-term focus and appropriate balance against short-term goals. The relative TSR metric for the TSR performance share units does not require highest of peers performance for maximum payout. Realized value from long-term incentives is linked to absolute and relative stock price performance.

►	Short-and long-term incentive payouts are generally capped at 150 percent of target.

►	The LDCC exercises independent oversight, with discretion to reduce incentives based on a subjective evaluation of individual performance.

►	We have adopted substantial share ownership guidelines, anti-hedging/pledging policies and comprehensive clawback policies, which satisfy the requirements of Rule 10D-1 of the Exchange Act and applicable NYSE listing standards (adopted prior to December 1, 2023).

The LDCC will continue to consider compensation risk implications when deliberating on the design of our executive compensation programs.

2023 Proxy Statement	63

Back to Contents

Executive Compensation

Summary Compensation Table

Name and Principal Position	Year	Salary(1) ($)	Stock Awards(2) ($)	Bonus(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5) ($)	All Other Compensation(6) ($)	Total ($)
STEPHEN D. WESTHOVEN President and Chief Executive Officer	2023	938,250	2,768,004	–	1,383,393	627,726	75,307	5,792,680
	2022	884,417	2,254,623	–	1,409,958	–	63,776	4,612,774
	2021	808,841	1,822,848	–	1,312,245	782,952	56,573	4,783,459
ROBERTO F. BEL Senior Vice President and Chief Financial Officer	2023	396,000	459,494		299,471	–	40,923	1,195,888
	2022	350,794	335,267	–	296,827	–	37,885	1,020,773
PATRICK J. MIGLIACCIO Senior Vice President and Chief Operating Officer, NJNG	2023	479,550	587,098	–	387,400	69,535	48,404	1,571,987
	2022	456,687	654,726	–	379,003	–	37,104	1,527,520
	2021	431,388	562,896	1,000	381,744	114,284	35,468	1,526,780
AMY CRADIC Senior Vice President and Chief Operating Officer of Non-Utility Businesses, Strategy and External Affairs	2023	417,000	510,508	–	327,862	–	48,287	1,303,657
	2022	389,357	581,979	–	329,808	–	43,600	1,344,744
	2021	345,109	422,968	1,000	305,395	–	38,042	1,112,514
LORI DELGIUDICE Senior Vice President, Human Resources	2023	290,000	706,652	100,000	168,397	–	18,603	1,283,652

(1)	Salary amounts include cash compensation earned by each named executive officer during fiscal years 2023, 2022 and 2021, as applicable, as well as any amounts earned in fiscal years 2023, 2022 and 2021, but contributed under our 401(k) Plan.
(2)	The amounts included are the grant date fair value of the stock awards granted in fiscal years 2023, 2022 and 2021, determined under share-based compensation accounting guidance in accordance with FASB ASC Topic 718. There were no options granted to the named executive officers in fiscal years 2023, 2022 and 2021. These amounts reflect the aggregate grant date fair value for these awards. For the FY 2023 TSR Performance Share Unit awards and the FY 2023 NFE Performance Share Unit awards granted in fiscal year 2023 to the named executive officers pursuant to the 2017 Plan that are subject to performance conditions, the values in the Summary Compensation Table above reflect the probable outcome of such performance conditions. The grant date fair values of the FY 2023 NFE Performance Share Unit awards, assuming the highest level of performance conditions for each of the named executive officers, are: Mr. Westhoven: $1,055,631; Mr. Bel: $175,260; Mr. Migliaccio: $223,905; Ms. Cradic: $194,718; and Ms. DelGiudice: $97,842. With respect to the FY 2023 TSR Performance Share Units, the maximum amount that could be earned based upon the grant date fair value for each of the named executive officers is Mr. Westhoven: $985,113; Mr. Bel: $163,530; Mr. Migliaccio: $208,932; Ms. Cradic: $181,677; and Ms. DelGiudice: $91,356. The amounts in this column include the grant date fair value of PBRS granted to Mr. Westhoven in fiscal year 2023 in the amount of $1,407,508. Assumptions used in the calculation of the foregoing award amounts are included in Note 10 to each of the consolidated financial statements included in our Annual Reports on Form 10-K for the fiscal years ended September 30, 2023, 2022, and 2021 and incorporated by reference into this Proxy Statement. Information on individual equity awards granted to the named executive officers in fiscal year 2023 is set forth in the section entitled “Grants of Plan-Based Awards.” Information on the vesting of restricted stock is set forth in the section entitled “Stock Vested.” The amounts in this column for Ms. DelGiudice include long-term incentives intended to replace awards she was required to forfeit with her previous employer upon accepting employment with us.

2023 Proxy Statement	64

Back to Contents
(3)	The amount in this column for Ms. DelGiudice for fiscal year 2023 represents her sign-on cash award upon joining the Company on November 7, 2022. The amounts included in this column for Mr. Migliaccio and Ms. Cradic include a special bonus that was given to all employees, except Mr. Westhoven, in recognition of their continued hard work and dedication during the COVID-19 pandemic.
(4)	The amounts represent cash awards to the named executive officers under our performance-based annual incentive plans for fiscal years 2023, 2022 and 2021, which is discussed in the section entitled “Annual Short-Term Incentive Awards.” While the amounts for all of the named executive officers were earned for fiscal years 2023, 2022 and 2021 performance, as the case may be, they were not paid to the named executive officers until November 2023, November 2022 and November 2021, respectively.
(5)	The amounts shown in this column for Messrs. Westhoven and Migliaccio represent the change in the actuarial present value of the accumulated benefits under all of our pension plans for the named executive officers. For those named executive officers, the change in the pension value was calculated using the same actuarial assumptions, with the exception of turnover, retirement, disability and pre-retirement mortality as used to compute the accumulated benefit obligations as of September 30, 2023, 2022 and 2021, as stated in our Annual Report on Form 10-K for the years ended September 30, 2023, 2022 and 2021, respectively. These assumptions included an interest rate of 3.07 percent as of September 30, 2021, 5.50 percent as of September 30, 2022 and 5.87 percent as of September 30, 2023. The present value of the benefits has been calculated assuming the named executive officers stay in employment until age 60, which is the earliest age the executive could collect a benefit without reduction for early retirement. The change in the actuarial present value of the accumulated pension benefits under our pension plan for the fiscal year ended September 30, 2023 reflects (i) the value of benefits accrued this fiscal year plus (ii) the increase in value of previously accrued benefits due to time plus (iii) the change in value for benefits accrued in all prior years of employment due to change in interest rate. For the named executive officer group as a whole, there was a 26% increase attributable to the increase in benefits to be paid and a 7% decrease due to the change in interest rate from 5.50% to 5.87%. The largest contribution to the change in fiscal year 2022 was the decrease in value due to the change in interest rates, and the largest contribution to the change in fiscal year 2021 was the increase in value of benefits to be paid. The interest rate used to determine the present value is set each year in accordance with GAAP to match the yield of AA bonds with similar duration at the end of the fiscal year and is reviewed by our independent actuaries and accountants.
(6)	The table below reflects the types and dollar amounts of perquisites, additional compensation and other personal benefits provided to the named executive officers during fiscal year 2023. For purposes of computing the dollar amounts of the items listed below, we used the actual out-of-pocket costs to us of providing the perquisite or other personal benefit to the named executive officer. The named executive officers paid any taxes associated with these benefits without reimbursement from us.

All Other Compensation Table

Name	Car Allowance ($)(a)	Company-Paid Insurance Premiums ($)(b)	401(k) Plan/ SEP Matching Contribution ($)(c)	Charitable Matching Contribution ($)(d)	Total ($)
Stephen D. Westhoven	7,722	6,659	47,326	13,600	75,307
Roberto F. Bel	7,722	1,324	30,377	1,500	40,923
Patrick J. Migliaccio	7,722	3,772	28,790	8,120	48,404
Amy Cradic	7,722	3,857	31,708	5,000	48,287
Lori DelGiudice	6,806	729	10,808	260	18,603

a)	We provide a car allowance to certain executive officers, including our named executive officers. The purpose of the car allowance is to make our compensation program competitive with other companies’ programs and because cars are predominantly used for business purposes.
b)	The amounts listed represent aggregate premiums we paid in fiscal year 2023 for our group life insurance policy, for a directors and officers travel insurance policy and for an insurance policy that is used to support our obligations under the SERP agreements with each of the named executive officers.
c)	Each named executive officer is eligible to participate in our 401(k) Plan, which offers them an opportunity to defer income and receive matching contributions from us subject to certain limits. The amounts set forth in the table above represent Company contributions under our 401(k) Plan and our SEP for fiscal year 2023. Information about the 401(k) Plan and SEP is set forth in the section entitled “Pension Benefits.”
d)	Each named executive officer is eligible to participate in our matching gifts programs through which we match employees’ contributions to certain charities and qualified educational institutions.

2023 Proxy Statement	65

Back to Contents

Grants of Plan-Based Awards

The following table presents information regarding grants of plan-based awards to the named executive officers during the fiscal year ended September 30, 2023.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of	Grant Date
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	Shares of Stock or Units(3)	Fair Value of Stock Awards(4)
Stephen D. Westhoven
Performance-Based Restricted Stock Units	11/10/2022							30,598	1,407,508
TSR Performance Share Units	11/10/2022				5,711	14,277	21,416		656,742
NFE Performance Share Units	11/10/2022				7,650	15,299	22,949		703,754
Annual Incentive Award	11/10/2022	0	1,032,075	1,407,375
Roberto F. Bel
Restricted Stock Units	11/10/2022							5,079	233,634
TSR Performance Share Units	11/10/2022				948	2,370	3,555		109,020
NFE Performance Share Units	11/10/2022				1,270	2,540	3,810		116,840
Annual Incentive Award	11/10/2022	0	237,600	594,000
Patrick J. Migliaccio
Restricted Stock Units	11/10/2022							6,490	298,540
TSR Performance Share Units	11/10/2022				1,211	3,028	4,542		139,288
NFE Performance Share Units	11/10/2022				1,623	3,245	4,868		149,270
Annual Incentive Award	11/10/2022	0	287,730	719,325
Amy Cradic
Restricted Stock Units	11/10/2022							5,643	259,578
TSR Performance Share Units	11/10/2022				1,053	2,633	3,950		121,118
NFE Performance Share Units	11/10/2022				1,411	2,822	4,233		129,812
Annual Incentive Award	11/10/2022	0	250,200	625,500
Lori DelGiudice
Restricted Stock Units	11/10/2022							12,620	580,520
TSR Performance Share Units	11/10/2022				530	1,324	1,986		60,904
NFE Performance Share Units	11/10/2022				709	1,418	2,127		65,228
Annual Incentive Award	11/10/2022	0	130,500	435,000

(1)	Represents the potential fiscal year 2023 threshold, target and maximum annual incentive award amounts for each of the named executive officers as set by the LDCC. The actual amount of the annual short-term incentive award earned by each named executive officer for fiscal year 2023 is reported in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table. For additional information with respect to the fiscal year 2023 annual short-term incentive awards, please see “Annual Short-Term Incentive Awards.”
(2)	The values under this column represent the number of FY 2023 TSR Performance Share Units and FY 2023 NFE Performance Share Units granted to the named executive officers and shows potential threshold, target or maximum payout amounts at the end of the 36-month performance period on September 30, 2025. The calculation of actual payout amounts is described in more detail under “FY 2023 TSR Performance Share Unit Awards” and “FY 2023 NFE Performance Share Unit Awards.”

2023 Proxy Statement	66

Back to Contents
(3)	In the case of Mr. Westhoven, the amount includes the number of PBRS units granted on November 10, 2022, with performance criteria based upon NFEPS in the fiscal year ended September 30, 2023, as described in more detail under “Fiscal Year 2023 Performance-Based Restricted Stock Unit Awards.” The values for the other named executive officers represent Time-Vested Restricted Stock Unit Awards granted during fiscal year 2023, as described in more detail under “FY 2023 Time-Vested Restricted Stock Units.”
(4)	Amounts shown represent the grant date fair value of each equity award calculated in accordance with FASB ASC Topic 718. For a full description of the assumptions used by us in computing these amounts, see Note 10 to our consolidated financial statements, which is included in our Annual Report on Form 10-K for the year ended September 30, 2023, and incorporated by reference into this Proxy Statement. The actual value a named executive officer may receive depends on market prices. The amounts reflected in the “Grant Date Fair Value of Stock Awards” column may not be realized.

2017 Stock Award and Incentive Plan

Shareowners approved the 2017 Plan at the Annual Meeting of Shareowners held in January 2017. The 2017 Plan, which is administered by the LDCC, authorizes a broad range of awards that the LDCC may grant at its discretion, including:

►	Restricted stock, which are actual shares subject to a risk of forfeiture and restrictions on transfer
►	Performance shares or other stock-based performance awards (including deferred stock retention or restricted stock awards that may be earned by achieving specific performance objectives)
►	Deferred stock retention units, which represent a contractual commitment to deliver shares at a future date, and may or may not be subject to a risk of forfeiture (shares of forfeitable deferred stock are sometimes called “restricted stock units”)
►	Cash-based performance awards tied to achievement of specific performance objectives
►	Other awards based on Common Stock
►	Dividend equivalents
►	Stock options (incentive stock options and non-qualified stock options)
►	Stock appreciation rights
►	Shares issuable in lieu of rights to cash compensation

Executive officers and all other employees of the Company and our subsidiaries, non-management directors serving on the Board and others who provide substantial services to the Company and our subsidiaries and affiliates are eligible for awards under the 2017 Plan. The selection of participants and the nature and size of the awards granted to participants is subject to the LDCC’s discretion. As of September 30, 2023, approximately 731,130 shares of Common Stock were subject to outstanding awards under our equity compensation plans and 2,043,397 shares of Common Stock were available for future awards under our equity compensation plans.

Consistent with the requirements of the NYSE, the 2017 Plan includes a restriction providing that we will not, without shareowner approval, amend or replace options or stock appreciation rights (“SARs”) previously granted under the 2017 Plan in a transaction that constitutes a “repricing.”

2023 Proxy Statement	67

Back to Contents

Outstanding Equity Awards at Fiscal Year End

There are currently no options, SARs or similar instruments outstanding. The following table presents information concerning the number and value of nonvested stock (including restricted stock units or other similar instruments) and incentive plan awards for the named executive officers outstanding as of the end of the fiscal year ended September 30, 2023:

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Stephen D. Westhoven
November 9, 2020 FY 2021 TSR	–		–		13,773	(1)	559,597	(2)
November 9, 2020 FY 2021 NFE	–		–		12,991	(3)	527,824	(2)
November 10, 2021 FY 2022 PBRS	–		–		9,655	(4)	392,283	(5)
November 10, 2021 FY 2022 TSR	–		–		14,602	(6)	593,279	(2)
November 10, 2021 FY 2022 NFE	–		–		14,482	(7)	588,404	(2)
November 10, 2022 FY 2023 PBRS	–		–		30,598	(8)	1,243,197	(5)
November 10, 2022 FY 2023 TSR	–		–		14,277	(9)	580,075	(2)
November 10, 2022 FY 2023 NFE	–		–		15,299	(10)	621,598	(2)
Roberto F. Bel
November 9, 2020 FY 2021 RSU	1,081	(11)	43,935	(5)	–		–
November 9, 2020 FY 2021 TSR	–		–		1,720	(1)	69,884	(2)
November 9, 2020 FY 2021 NFE	–		–		1,622	(3)	65,902	(2)
November 10, 2021 FY 2022 DEF	2,884	(12)	117,177	(5)	–		–
November 10, 2021 FY 2022 RSU	1,912	(13)	77,685	(5)	–		–
November 10, 2021 FY 2022 TSR	–		–		1,446	(6)	58,751	(2)
November 10, 2021 FY 2022 NFE	–		–		1,434	(7)	58,263	(2)
November 10, 2022 FY 2023 RSU	5,079	(14)	206,360	(5)	–		–
November 10, 2022 FY 2023 TSR	–		–		2,370	(9)	96,293	(2)
November 10, 2022 FY 2023 NFE	–		–		2,540	(10)	103,200	(2)

2023 Proxy Statement	68

Back to Contents
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Patrick J. Migliaccio
November 9, 2020 FY 2021 RSU	2,674	(11)	108,658	(5)	–		–
November 9, 2020 FY 2021 TSR	–		–		4,253	(1)	172,799	(2)
November 9, 2020 FY 2021 NFE	–		–		4,012	(3)	163,008	(2)
November 10, 2021 FY 2022 RSU	5,607	(13)	227,826	(5)	–		–
November 10, 2021 FY 2022 TSR	–		–		4,240	(6)	172,271	(2)
November 10, 2021 FY 2022 NFE	–		–		4,206	(7)	170,890	(2)
November 10, 2022 FY 2023 RSU	6,490	(14)	263,689	(5)	–		–
November 10, 2022 FY 2023 TSR	–		–		3,028	(9)	123,028	(2)
November 10, 2022 FY 2023 NFE	–		–		3,245	(10)	131,844	(2)
Amy Cradic
November 9, 2020 FY 2021 RSU	2,010	(11)	81,653	(5)	–		–
November 9, 2020 FY 2021 TSR	–		–		3,196	(1)	129,853	(2)
November 9, 2020 FY 2021 NFE	–		–		3,014	(3)	122,459	(2)
November 10, 2021 FY 2022 RSU	4,985	(13)	202,527	(5)	–		–
November 10, 2021 FY 2022 TSR	–		–		3,769	(6)	153,134	(2)
November 10, 2021 FY 2022 NFE	–		–		3,738	(7)	151,875	(2)
November 10, 2022 FY 2023 RSU	5,643	(14)	229,275	(5)	–		–
November 10, 2022 FY 2023 TSR	–		–		2,633	(9)	106,979	(2)
November 10, 2022 FY 2023 NFE	–		–		2,822	(10)	114,658	(2)
Lori DelGiudice
November 10, 2022 FY 2023 RSU	10,446	(14)	424,421	(5)	–		–
November 10, 2022 FY 2023 TSR	–		–		1,324	(9)	53,794	(2)
November 10, 2022 FY 2023 NFE	–		–		1,418	(10)	57,613	(2)
(1)	Represents the target number of FY 2021 TSR Performance Share Units issued to the named executive officers on November 9, 2020, which vested based upon performance through September 30, 2023, upon certification of performance by the LDCC. Each FY 2021 TSR Performance Share vested one-for-one into a share of Common Stock.
(2)	Calculated based upon Common Stock closing price of $40.63 per share as of September 30, 2023. The actual value realized for the FY 2021 TSR Performance Share Units and the FY 2021 NFE Performance Share Units, the FY 2022 TSR Performance Share Units and the FY 2022 NFE Performance Share Units, and the FY 2023 TSR Performance Share Units and the FY 2023 NFE Performance Share Units will be calculated based upon our Common Stock closing price on the date the LDCC certifies that the targets have been met in November of each vesting year, and the actual number of performance shares granted, subject to certain conditions.

2023 Proxy Statement	69

Back to Contents
(3)	Represents the target number of FY 2021 NFE Performance Share Units issued to the named executive officers on November 9, 2020, which vested based upon performance through September 30, 2023, upon certification of performance by the LDCC. Each FY 2021 NFE Performance Share vested one-for-one into a share of Common Stock.
(4)	Represents the FY 2022 PBRS units issued to Mr. Westhoven on November 10, 2021, which vests in three equal annual installments on September 30, 2022, September 30, 2023 and September 30, 2024. The first and second tranches of the FY 2021 PBRS units vested upon certification by the LDCC that the performance goal was met on November 10, 2022. Each FY 2022 PBRS unit vests one-for-one into a share of Common Stock.
(5)	Calculated based upon Common Stock closing price of $40.63 per share as of September 30, 2023. The actual value realized for shares of PBRS units, restricted stock units and deferred stock retention units will be calculated based upon our Common Stock closing price on each of the respective vesting dates.
(6)	Represents the target number of FY 2022 TSR Performance Share Units issued to the named executive officers on November 10, 2021, which may vest on September 30, 2024, upon certification of performance by the LDCC. Each FY 2022 TSR Performance Share Unit will vest one-for-one into a share of Common Stock.
(7)	Represents the target number of FY 2022 NFE Performance Share Units issued to the named executive officers on November 10, 2021, which may vest on September 30, 2024, upon certification of performance by the LDCC. Each FY 2022 NFE Performance Share Unit will vest one-for-one into a share of Common Stock.
(8)	Represents the FY 2023 PBRS units issued to Mr. Westhoven on November 10, 2022, which may vest one-for-one into a share of our Common Stock in up to three equal installments on September 30, 2023, September 30, 2024 and September 30, 2025, if the performance goal is achieved. The first tranche of the FY 2023 PBRS units vested upon certification by the LDCC that the performance goal was met on November 15, 2023.
(9)	Represents the target number of FY 2023 TSR Performance Share Units issued to the named executive officers on November 10, 2022, which may vest on September 30, 2025, upon certification of performance by the LDCC. Each FY 2023 TSR Performance Share Unit will vest one-for-one into a share of Common Stock. For more information regarding the vesting of the FY 2023 TSR Performance Share Units, please see “FY 2023 TSR Performance Share Unit Awards.”
(10)	Represents the target number of FY 2023 NFE Performance Share Units issued to the named executive officers on November 10, 2022, which may vest on September 30, 2025, upon certification of performance by the LDCC. Each FY 2023 NFE Performance Share Unit will vest one-for-one into a share of Common Stock. For more information regarding the vesting of the FY 2023 NFE Performance Share Units, please see “FY 2023 NFE Performance Share Unit Awards.”
(11)	Represents restricted stock units granted to the named executive officer on November 9, 2020, which vested in three equal annual installments beginning on October 15, 2021.
(12)	Represents deferred stock retention units granted to the named executive officer on November 10, 2021. Each deferred stock retention unit vests one-for-one into a share of Common Stock and accrues dividends that are converted into shares of Common Stock based on the closing price on the vesting date. These awards vest on October 15, 2024.
(13)	Represents restricted stock units granted to the named executive officer on November 10, 2021, which may vest in three equal annual installments on October 15, 2022, October 15, 2023 and October 15, 2024, based on continued employment. Each restricted stock unit vests one-for-one into a share of Common Stock.
(14)	Represents restricted stock units granted to the named executive officer on November 10, 2022, which may vest in three equal annual installments on October 15, 2023, October 15, 2024, and October 15, 2025, based on continued employment. Each restricted stock unit vests one-for-one into a share of Common Stock.

2023 Proxy Statement	70

Back to Contents

Stock Vested

The following table presents information concerning the vesting of stock (including restricted stock units, performance shares and similar instruments) for the named executive officers during the fiscal year ended September 30, 2023.

	Stock Awards
	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Stephen D. Westhoven	53,379	2,278,530
Roberto F. Bel	5,173	214,611
Patrick J. Migliaccio	15,848	660,267
Amy Cradic	10,773	446,066

(1)	Represents the total number of vested restricted stock units granted on November 12, 2019, November 9, 2020 and November 10, 2021; FY 2021 PBRS granted on November 9, 2020; FY 2022 PBRS granted on November 10, 2021; FY 2020 TSR Performance Share Units granted on November 12, 2019; and FY 2020 NFE Performance Shares granted on November 12, 2019, as applicable.
(2)	Value for the restricted stock units was calculated based upon our Common Stock closing price of $39.48 on October 15, 2022, which was the vesting date for those units. Value for the FY 2021 PBRS and FY 2022 PBRS, was calculated based upon our Common Stock closing price of $40.63 on September 30, 2023, which was the vesting date for those shares. Value for the FY 2020 TSR Performance Share Units granted on November 12, 2019 and the FY 2020 NFE Performance Shares granted on November 12, 2019, were calculated based upon our Common Stock closing price of $46.00 on November 10, 2022, which was the vesting date for those shares.

Pension Benefits

We provide defined contribution and/or defined benefit retirement benefits to substantially all employees who meet vesting and other requirements. Our qualified defined benefit plan for non-represented employees is the Non-Represented Plan. Our qualified defined benefit plan for represented employees is the NJNG Plan for Retirement Allowances for Represented Employees (“Represented Plan”). Our qualified defined contribution plan is our 401(k) Plan. All represented employees of NJRHS hired on or after October 1, 2000, all represented employees of NJNG hired on or after January 1, 2012, and all of our non-represented employees hired on or after October 1, 2009, are covered by an enhanced defined contribution plan feature of our 401(k) Plan instead of the Represented Plan or Non-Represented Plan. Two of our named executive officers participate in the Non-Represented Plan and all of our named executive officers participate in the 401(k) Plan. Mr. Bel, Ms. Cradic and Ms. DelGiudice are not eligible to participate in the defined benefit plans but receive an enhanced contribution from the Company in the 401(k) Plan. The retirement benefit under the Non-Represented Plan is based on years of service and highest 60-month average compensation.

In addition to the Non-Represented Plan, the Represented Plan and the 401(k) Plan, we sponsor the SEP and the PEP, both of which are non-qualified plans. Each of the named executive officers is or may become eligible for SEP benefits, and two of our named executive officers are eligible for PEP benefits. Benefits will be paid under the PEP and the SEP to the extent benefits are not payable by the Non-Represented Plan and the 401(k) Plan due to the limitations on compensation and contributions in the Internal Revenue Code. The PEP and the SEP are unfunded, with benefits paid from our corporate assets.

We also sponsor health care plans that provide post-employment medical and life insurance benefits to union and non-union employees who meet the eligibility requirements. To be eligible, retirees must meet certain age and service requirements. Depending on the year of retirement, benefits may be subject to annual deductibles, coinsurance requirements and retiree contributions. As of September 30, 2023, other than Mr. Westhoven, none of the named executive officers have completed the age and service requirements to be eligible for post-retirement health coverage.

2023 Proxy Statement	71

Back to Contents

The following table presents information concerning each of our defined benefit plans that provide for payments or other benefits to the named executive officers at, following or in connection with retirement. For each named executive officer, the present value of accumulated benefit in the table below was calculated using actuarial assumptions, including an interest rate of 5.87 percent as of September 30, 2023. The present value of the benefits was calculated assuming the named executive officers stay in employment until the earliest age the executive could collect a benefit without reduction for early retirement. The assumed age of payment is 60 for Messrs. Westhoven and Migliaccio. Mr. Bel, Ms. Cradic, and Ms. DelGiudice are not eligible to participate in the defined benefit plans.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Stephen D. Westhoven	Non-Represented Plan	33	1,302,277	–
	PEP	33	2,591,166	–
	SEP	33	154,206	30,495
Roberto F. Bel	Non-Represented Plan	–	–	–
	PEP	–	–	–
	SEP	4	6,615	2,805
Patrick J. Migliaccio	Non-Represented Plan	14	386,311	–
	PEP	14	225,626	–
	SEP	14	42,616	11,960
Amy Cradic	Non-Represented Plan	–	–	–
	PEP	–	–	–
	SEP	5	36,525	10,400
Lori DelGiudice	Non-Represented Plan	–	–	–
	PEP	–	–	–
	SEP	1	–	–

Pension benefits are payable at age 65. Benefits may be paid as early as age 55 upon completion of 20 years of service. Benefits collected prior to age 60 and completion of 20 years of service (excluding disability retirements) are subject to early commencement reductions of up to 50 percent, depending on age at the time of commencement.

The number of years of credited service for the named executive officers, assuming their continued employment by us until age 65, is set forth below:

Name	Years of Credited Service at 65	Years of Credited Service as of September 30, 2023
Stephen D. Westhoven	43	33
Patrick J. Migliaccio	30	14

2023 Proxy Statement	72

Back to Contents

To the extent benefits that would otherwise be payable to an employee under the Non-Represented Plan and the 401(k) Plan exceed the specified limits on such benefits imposed by the Internal Revenue Code, we expect to pay such excess benefits to the employee at the time the employee receives payment under the respective plan. These excess benefit payments would be made from our general funds.

Supplemental Retirement Agreements

We have SERP Agreements with each of the named executive officers and certain other officers not named in the Summary Compensation Table, payable over a five-year period commencing with retirement at age 65. At projected retirement, the maximum amount payable to Mr. Westhoven under his SERP Agreement is currently $250,000. Mr. Migliaccio, Mr. Bel, Ms. Cradic and Ms. DelGiudice would each be entitled to maximum amounts of $125,000 under their respective SERP Agreements.

Defined Contribution Plan

We offer eligible employees the opportunity to participate in our 401(k) Plan. Generally, we match 85 percent of participants’ contributions up to six percent of base compensation subject to Internal Revenue Code and 401(k) Plan limits.

Additionally, for employees who are not eligible to participate in the defined benefit plans, NJR contributes between 3.5 percent and 4.5 percent of base compensation, depending upon years of service, into the 401(k) Plan on their behalf.

Non-Qualified Deferred Compensation

The NJR Officers’ Deferred Compensation Plan provides for the deferral of compensation of the named executive officers on a basis that is not tax qualified. We do not make matching contributions under this plan. Although all of the named executive officers are eligible to participate in the plan, none of the named executive officers have any amounts in such plan.

For additional information with respect to our non-qualified deferred compensation arrangements, please see “Compensation Discussion & Analysis – Deferred Compensation.”

Potential Payments Upon Termination or Change of Control

We believe our senior management and key employees are responsible for our success, and therefore it is important to provide reasonable protection to them in the event of a potential loss of employment following a change of control. It is our belief that the interests of shareowners will be best served if the interests of our senior management are aligned with them. Providing change of control benefits should offset any reluctance by senior management to pursue potential change of control transactions that may be in the best interests of shareowners. We also believe our arrangement helps us recruit talented executives by providing protections in the event we are acquired. We believe these potential change of control benefits are reasonable relative to the overall value of any potential transaction.

2017 Plan

Under the 2017 Plan, in the event of a “change of control” (as defined in the 2017 Plan), the Board may, among other things, accelerate the entitlement to outstanding benefits awarded thereunder. The 2017 Plan and all of the agreements for equity awards issued thereunder have a “double-trigger” vesting requirement that requires a qualified termination following a change of control before acceleration of vesting. Pursuant to the 2017 Plan, a “change of control” will be deemed to have occurred if:

►	Beneficial ownership of 50 percent or more of our outstanding securities entitled to vote in elections of directors is acquired within a 12-month period by any person, entity or group;

2023 Proxy Statement	73

Back to Contents
►	There is a change in any 12-month period in such number of directors as constitutes a majority of the Board, unless the election, or the nomination for election by our shareowners, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the year; or
►	There is a completed merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of our assets, or a complete liquidation as a result of which the shareowners immediately prior to such event do not hold, directly or indirectly, a majority of the Voting Power (as defined in the 2017 Plan) of the acquiring or surviving corporation.

Supplemental Retirement Agreements

Pursuant to the SERP Agreements we have with each of the named executive officers, in the event of a change of control, the right to the amounts payable to each of them becomes immediately vested, and such amounts are immediately payable in the event of a subsequent termination of employment for any reason. A change of control is defined in the SERP Agreements as a reportable change of control under the proxy rules of the SEC, including the acquisition within a 12-month period of a 50-percent beneficial voting interest in us, or a change in any 12-month period in such number of directors as constitutes a majority of the Board, unless the election, or the nomination for election by our shareowners, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the year.

Employment Continuation Agreements

Our Employment Continuation Agreements provide each named executive officer certain rights if his or her employment with us is terminated within two years following the occurrence of a change of control. A summary of the terms of these agreements is provided under “Severance Policies – Amended and Restated Employment Continuation Agreements.”

The following tables summarize the value of the termination payments and benefits that our named executive officers would receive if their employment terminated on September 30, 2023, using the closing market price per share of our Common Stock on that date of $40.63. The other values in the tables are merely estimates. The actual amounts to be paid out can only be determined at the time of a named executive officer’s separation from the Company.

The tables exclude amounts accrued through September 30, 2023, that would be paid in the normal course of continued employment, such as accrued but unpaid salary and earned annual incentive awards for the fiscal year ended September 30, 2023. The table also excludes vested account balances under the 401(k) Plan, which are generally available to all of our salaried employees. In addition, the tables below reflect the hypothetical occurrence of both a change of control and a concurrent termination of a named executive officer in accordance with such named executive officer’s Employment Continuation Agreement, assuming this event took place on September 30, 2023.

2023 Proxy Statement	74

Back to Contents
Name/Benefit Type	Retirement ($)(a)		Death ($)(b)	Disability ($)(c)		Termination Other Than Retirement, Death or Disability ($)(d)	Termination for Cause ($)(e)	Involuntary Termination Following a Change of Control ($)(f)
Stephen D. Westhoven
Cash Severance(1)	–		–	–		–	–	6,424,203
Acceleration of Equity Awards(2)	1,055,551	(3)	2,918,522	1,055,551	(3)	–	–	2,918,522
Retirement Benefits(4)	–		419,623	359,416		357,516	357,416	435,541
Medical and Insurance Benefits(5)	–		1,274,731	547,674		–	–	85,457
Other Benefits(6)	–		16,239	1,407,375		16,239	16,239	41,239
Roberto F. Bel
Cash Severance(1)	–		–	–		–	–	1,228,344
Acceleration of Equity Awards(2)	–		586,976	356,571	(3)	–	–	586,976
Retirement Benefits(4)	–		131,615	6,615		4,961	4,961	129,961
Medical and Insurance Benefits(5)	–		1,056,566	410,566		–	–	56,865
Other Benefits(6)	–		22,846	594,000		22,846	22,846	47,846
Patrick J. Migliaccio
Cash Severance(1)	–		–	–		–	–	1,655,545
Acceleration of Equity Awards(2)	–		1,031,062	449,185	(3)	–	–	1,031,062
Retirement Benefits(4)	–		170,965	94,928		94,423	94,423	174,423
Medical and Insurance Benefits(5)	–		1,081,341	457,526		–	–	56,968
Other Benefits(6)	–		16,139	719,325		16,139	16,139	41,139
Amy Cradic
Cash Severance(1)	–		–	–		–	–	1,408,893
Acceleration of Equity Awards(2)	–		806,036	381,547	(3)	–	–	806,036
Retirement Benefits(4)	–		161,525	36,525		36,525	36,525	161,525
Medical and Insurance Benefits(5)	–		1,050,000	400,000		–	–	–
Other Benefits(6)	–		24,058	625,500		24,058	24,058	49,058
Lori DelGiudice
Cash Severance(1)	–		–	–		–	–	580,000
Acceleration of Equity Awards(2)	–		250,898	250,898	(3)	–	–	250,898
Retirement Benefits(4)	–		125,000	–		–	–	125,000
Medical and Insurance Benefits(5)	–		836,052	296,052		–	–	23,622
Other Benefits(6)	–		25,096	290,000		25,096	25,096	50,096

(1)	Cash Severance: Amount represents cash payment due to the named executive officer pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Employment Continuation Agreement. None of the named executive officers would incur a Section 280G excise tax in relation to an involuntary termination following a change of control.

2023 Proxy Statement	75

Back to Contents
(2)	Acceleration of Equity Awards: Acceleration of Equity Awards includes deferred stock retention units, RSUs, performance share units and PBRS. Performance share units and PBRS vest subject to certain conditions and are paid in the form of shares of Common Stock on a one-for-one basis.

Deferred stock retention units and RSUs: Amounts for RSUs and deferred stock retention units represent the value of Common Stock as of September 30, 2023.

Performance share units: Amounts for performance share units represent the value of Common Stock as of September 30, 2023. The amounts in columns (b), (c) and (f) reflect either (i) for the FY 2021 TSR Performance Share Units and FY 2021 NFE Performance Share Units, the actual payout based upon actual performance, which was certified by the LDCC on November 15, 2023; or (ii) for the FY 2022 TSR Performance Share Units and the FY 2022 NFE Performance Share Units and the FY 2023 TSR Performance Share Units and the FY 2023 NFE Performance Share Units, an estimated pro-rata payout based upon the number of days of the performance cycle the executive was still employed by us, based, as the case may be, either upon actual performance, or upon payout at the “target” amount. As such, the amounts in columns (b), (c) and (f) do not necessarily reflect the actual payout that would be determined at the end of the performance cycles for the FY 2022 TSR Performance Share Units and the FY 2022 NFE Performance Share Units as of September 30, 2024, and for the FY 2023 TSR Performance Share Units and the FY 2023 NFE Performance Share Units as of September 30, 2025.

PBRS: The amounts in columns (b), (c) and (f) for PBRS represent the value of the Common Stock on September 30, 2023. The amounts in columns (a), (b), (c) and (f) for the PBRS reflect an estimated pro-rata payout of the “target” amount based upon the number of days of the vesting period the executive was still employed by us. The amounts in column (a), (b), (c) and (f) for the PBRS do not reflect the actual payout that would be determined on the applicable vesting dates.

(3)	Acceleration of Equity Awards in the Case of Disability or Retirement: Long-term equity incentive awards would vest on a pro-rata basis with performance conditioned on the Company’s satisfaction of applicable performance goals. The satisfaction of such goals would be measured at the end of the performance period, and any payment would be made at that time. Due to the future performance measurement, the value of the unvested performance-based awards is not currently calculable. Mr. Westhoven was the only NEO eligible to retire as of September 30, 2023.

(4)	Retirement Benefits: Retirement Benefits include Pension Plan, PEP, SEP and SERP benefits.

Retirement: The named executive officers were not eligible to retire under our retirement policy as of September 30, 2023 and their retirement as of that date would be considered a voluntary termination and the only amounts payable to them in that case are listed under column (d).

Pension Plan: For all columns except columns (b) and (c), amounts include a monthly payment to the executive commencing at age 60, the earliest age at which unreduced benefits are available, assuming the triggering event occurred as of September 30, 2023, payable for the life of the executive, assuming with respect to columns (d), (e) and (f), the executive elects the 50 percent joint and survivor annuity option, which is the default option under the Pension Plan. For column (b), the amount includes a monthly payment to the executive’s survivor at September 30, 2023, payable for the life of the survivor. For column (c), the monthly payment is assumed to commence immediately and assumes the executive elects the straight life annuity option. Note for column (f) that Pension and SERP benefits are not enhanced on a change in control. The only benefits payable in such event are those regularly provided by the plans. A portion of the PEP benefit is subject to Section 409A of the Internal Revenue Code.

SEP: The amounts would be payable within 30 days following the end of the calendar quarter in which the triggering event occurs. These payments are subject to Section 409A of the Internal Revenue Code.

SERP: The figures in columns (a), (b) and (f) include the amount payable to the named executive officers or the named executive officer’s beneficiary, as applicable, in 60 monthly installments beginning on the first day of the calendar month commencing with the month following the date of termination or death. For columns (c), (d) and (e), the amounts include the cumulative termination benefit under the SERP Agreement as of September 30, 2023, payable in 60 equal monthly installments beginning at the later of the named executive officers attaining the age of 65 or the date of the named executive officer’s separation of service (as defined in the SERP Agreement). These amounts are subject to Section 409A of the Internal Revenue Code. Note for column (f) that Pension and SERP benefits are not enhanced on a change in control. The only benefits payable in such event are those regularly provided by the plans.

(5)	Medical and Insurance Benefits:

Life Insurance and Accidental Death & Dismemberment Insurance: Certain amounts included in columns (b) and (c) are payable to the beneficiary only if the death or dismemberment is deemed to be accidental. The amount listed in column (c) assumes the maximum payout in the case of dismemberment.

Travel & Accident Insurance: A certain amount included in column (b) is payable to the beneficiary only if the death occurs during travel or is deemed accidental.

Medical: The amount listed in column (b) consists of six months of COBRA coverage for Mr. Bel and Ms. DelGiudice, and the average annual premium expected to be paid over the lifetime of the surviving spouse for Messrs. Westhoven and Migliaccio. The amount listed in column (c) consists of six months of COBRA coverage for Mr. Bel and Ms. DelGiudice, and the average annual premium expected to be paid over the lifetimes of the NEO and spouse for Messrs. Westhoven and Migliaccio. Expected future premiums are determined based on the same assumptions used to develop post-retirement health liabilities as of September 30, 2023. The amount listed in column (f) consists of the present value of premiums to be made by us for three years for Mr. Westhoven and two years each for Mr. Bel, Mr. Migliaccio, and Ms. DelGiudice.

2023 Proxy Statement	76

Back to Contents
(6)	Other Benefits:

Salary Continuation Benefit: The amount listed in column (c) includes the total maximum benefit payable to the named executive officer in the event of a disability and represents the aggregate payment of the named executive officer’s base salary, as of September 30, 2023, for 18 months.

Vacation: Amounts reflected in this row include payment to the named executive officer for the named executive officer’s unused earned vacation time as of September 30, 2023.

Outplacement Benefit: The amount listed in column (f) includes the maximum outplacement services reimbursement payable by us.

CEO Pay Ratio

In accordance with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are disclosing the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of the individual we have identified as our median employee for this purpose. We believe our pay ratio is a reasonable estimate and has been calculated in a manner consistent with SEC rules based on the methodology described below.

As permitted by SEC rules, we are using the same median employee in our pay ratio calculation for fiscal year 2023 as we used for fiscal year 2022. We believe that there have not been any changes in our employee population or employee compensation arrangement since fiscal 2022 that would significantly impact our pay ratio disclosure for fiscal 2023.

We previously identified our median employee for fiscal year 2022 based on total cash compensation paid as of September 30, 2022, to all of our employees, other than our Chief Executive Officer, who were employed on September 30, 2022. We included all employees, whether employed on a full-time, part-time or seasonal basis, and we annualized the compensation of any permanent employee who was employed for less than the full 2022 fiscal year.

After identifying the median employee, we calculated 2023 annual total compensation for such employee using the same methodology that we use for our named executive officers as set forth in the “Totals” column in the 2023 Summary Compensation Table. The median of the annual total compensation of all of our employees (other than our Chief Executive Officer), calculated in a manner consistent with Item 402(u) of Regulation S-K, was $136,667. The annual total compensation of our Chief Executive Officer, Mr. Westhoven, during fiscal year 2023 was $5,792,680 as reported in the Summary Compensation Table. We reasonably estimate that the ratio of our Chief Executive Officer’s annual total compensation to the annual total compensation of our median employee was 42:1.

SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and various assumptions and, as a result, the pay ratio reported by the Company may not be comparable to the pay ratio reported by other companies and should not be used as a basis for comparison between companies.

2023 Summary Compensation Table Total Compensation Breakdown

The compensation of NJR’s Chief Executive Officer during fiscal year 2023, Mr. Westhoven, and our median employee is broken down as follows:

Employee	Year	Salary	Stock Awards	Bonus	Non-Equity Incentive Plan Compensation	Change in Pension Value	All Other Compensation	Total
Stephen D. Westhoven	2023	$938,250	$2,768,004	$–	$1,383,393	$627,726	$75,307	$5,792,680
Median Employee	2023	$105,049	$–	$2,000	$11,500	$–	$18,518	$137,067

2023 Proxy Statement	77

Back to Contents

Pay Versus Performance

Our Chief Executive Officer is the principal executive officer (“PEO”). As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our PEO and to our other named executive officers (the “non-PEO NEOs”) and certain financial performance of the Company. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis section of this Proxy Statement.

Year(1)	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for non-PEO NEOs	Average Compensation Actually Paid to non-PEO NEOs(3)	Value of Fixed $100 Investment Based on:		Net Income (in millions)	Company Selected Performance Measure: NFEPS (non-GAAP)(6)
					Total Shareholder Return(4)	Peer Group Total Shareholder Return(5)
2023	$5,792,680	$5,751,498	$1,338,796	$1,386,312	$167.33	$107.92	$264.7	$2.70
2022	$4,612,774	$5,172,954	$1,262,377	$1,643,461	$154.17	$116.06	$274.9	$2.50
2021	$4,783,459	$4,867,585	$1,306,918	$1,362,313	$133.89	$109.93	$117.9	$2.16

(1)	The PEO and non-PEO NEOs for the indicated years were as follows:

For fiscal year 2023, our PEO was Stephen D. Westhoven and our non-PEO NEOs were Roberto F. Bel, Patrick J. Migliaccio, Amy Cradic and Lori DelGiudice.

For fiscal year 2022, our PEO was Stephen D. Westhoven and our non-PEO NEOs were Roberto F. Bel, Patrick J. Migliaccio, Amy Cradic, Richard Reich and Timothy F. Shea.

For fiscal year 2021, our PEO was Stephen D. Westhoven and our non-PEO NEOs were Patrick J. Migliaccio, Amy Cradic, Amanda E. Mullen, Timothy F. Shea and Nancy A. Washington.

(2)	Amounts reported in this column represent compensation actually paid; adjustments were made to the amounts reported in the Summary Compensation Table for the applicable fiscal year. A reconciliation of the adjustments for our PEO is set forth in the following table, which describes the adjustments, each of which is prescribed by the SEC rules, to calculate the compensation actually paid amounts from Summary Compensation amounts.

2023 Proxy Statement	78

Back to Contents

	FY 2023	FY 2022	FY 2021
Total Compensation for PEO as reported in the Summary Compensation Table for the covered fiscal year	$5,792,680	$4,612,774	$4,783,459
Deduct pension values reported in the “Change in Pension and Nonqualified Deferred Compensation Earnings” column in the Summary Compensation Table for the covered fiscal year	(627,726)	–	(782,952)
Deduct grant date fair value of equity awards reported in the “Stock Awards” column in the Summary Compensation Table for the covered fiscal year	(2,768,004)	(2,254,623)	(1,822,848)
Add actuarial present value of pension value attributable to covered fiscal year’s service	123,925	166,246	170,574
Add the entire cost of benefits granted (or credit for benefits reduced) in a plan amendment (or initiation) during the covered fiscal year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation	–	–	–
Add fair values as of the end of the covered fiscal year of all equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of such covered fiscal year	1,491,710	2,356,927	2,076,852
Add fair value as of the vesting date of any awards granted in the covered fiscal year that vested during the covered fiscal year	1,243,197	–	–
Add dividends paid on unvested shares/share units and stock options	264,932	196,267	144,422
Add the change in fair value (whether positive or negative) as of the end of the covered fiscal year (from the end of the prior fiscal year) of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of such covered fiscal year	77,364	142,880	260,498
Add the change in fair value (whether positive or negative) as of the vesting date (from the end of the prior fiscal year) of any equity awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied during the covered fiscal year	153,420	136,315	142,742
Subtract the fair value of any equity awards granted in a prior fiscal year that failed to meet the applicable vesting conditions in the covered fiscal year determined as of the end of the prior fiscal year	–	(183,832)	(105,162)
Compensation Actually Paid to PEO	$5,751,498	$5,172,954	$4,867,585

In the table above, the unvested equity fair values were calculated on each of the required measurement dates using assumptions based on criteria consistent with those used for grant date fair value calculations and in accordance with the methodology used for financial reporting purposes. For unvested awards subject to performance-based vesting conditions, the fair values were based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.

(3)	Amounts reported in this column represent compensation actually paid; adjustments were made to the amounts reported in the Summary Compensation Table for the applicable fiscal year. A reconciliation of the adjustments for the average of the Non-PEO NEOs is set forth in the following table, which describes the adjustments, each of which is prescribed by the SEC rules, to calculate the compensation actually paid amounts from Summary Compensation amounts.

2023 Proxy Statement	79

Back to Contents

	FY 2023	FY 2022	FY 2021
Average of the Total Compensation for the non-PEO NEOs as reported in the Summary Compensation Table for the covered fiscal year	$1,338,796	$1,262,377	$1,306,918
Deduct pension values reported in the “Change in Pension and Nonqualified Deferred Compensation Earnings” column in the Summary Compensation Table for the covered fiscal year	(17,384)	–	(49,238)
Deduct grant date fair value of equity awards reported in the “Stock Awards” column in the Summary Compensation Table for the covered fiscal year	(565,938)	(629,123)	(330,688)
Add actuarial present value of pension value attributable to covered fiscal year’s service	–	39,472	28,610
Add the entire cost of benefits granted (or credit for benefits reduced) in a plan amendment (or initiation) during the covered fiscal year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation	–	–	–
Add fair values as of the end of the covered fiscal year of all equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of such covered fiscal year	525,301	644,488	376,578
Add fair value as of the vesting date of any awards granted in the covered fiscal year that vested during the covered fiscal year	22,083	274,001	–
Add dividends paid on unvested shares/share units and stock options	49,061	40,310	35,957
Add the change in fair value (whether positive or negative) as of the end of the covered fiscal year (from the end of the prior fiscal year) of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of such covered fiscal year	20,074	29,656	101,993
Add the change in fair value (whether positive or negative) as of the vesting date (from the end of the prior fiscal year) of any equity awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied during the covered fiscal year	14,319	33,625	16,848
Subtract the fair value of any equity awards granted in a prior fiscal year that failed to meet the applicable vesting conditions in the covered fiscal year determined as of the end of the prior fiscal year	–	(51,345)	(124,665)
Average of the Compensation Actually Paid to non-PEO NEOs	$1,386,312	$1,643,461	$1,362,313

In the table above, the unvested equity fair values were calculated on each of the required measurement dates using assumptions based on criteria consistent with those used for grant date fair value calculations and in accordance with the methodology used for financial reporting purposes. For unvested awards subject to performance-based vesting conditions, the fair values were based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.

(4)	Total Shareholder Return is cumulative for the measurement periods beginning on September 30, 2020 and ending on September 30 of each of 2023, 2022 and 2021, respectively, calculated in accordance with Item 201(e) of Regulation S-K.

(5)	Amounts reported in this column represent returns on an initial $100 investment in the S&P 500 Utilities Industry Index, which is used by the Company for purposes of compliance with Item 201(e) of Regulation S-K. Total Shareholder Return is cumulative for the measurement periods beginning on September 30, 2020 and ending on September 30 of each of 2023, 2022 and 2021, respectively, calculated in accordance with Item 201(e) of Regulation S-K.

2023 Proxy Statement	80

Back to Contents

(6)	In accordance with SEC rules, the Company is required to include in the Pay Versus Performance (“PvP”) table the company-selected measure, which is the “most important” financial performance measure (as determined by the Company and that is not otherwise required to be disclosed in the PvP table) used to link compensation actually paid to our named executive officers to Company performance for the most recently completed fiscal year. We determined NFEPS, a non-GAAP financial measure, to be our company-selected measure. NFEPS is the NFE per basic share of Common Stock that the Company reports on a quarterly and annual basis to the public and in its quarterly reports on Form 10-Q and annual report on Form 10-K that are filed with the SEC. For a full discussion of NFEPS and a reconciliation to GAAP earnings per share, please see Appendix A to this Proxy Statement.

Description of the Relationship Between Compensation Actually Paid to our Named Executive Officers and Company Performance

The graphs below describe the relationship between compensation actually paid to our PEO and the average of the compensation actually paid to our non-PEO NEOs (as calculated above) and our financial and stock performance for the indicated years.

The following graph compares the compensation actually paid to our PEO, the average of the compensation actually paid to our non-PEO NEOs and the Company’s TSR performance. In addition, the graph below compares the Company’s cumulative TSR and our peer group cumulative TSR

.

Compensation Actually Paid vs. TSR

2023 Proxy Statement	81

Back to Contents

The following graph compares the compensation actually paid to our PEO and the average of the compensation actually paid to our non-PEO NEOs with our net income.  The company does not use net income to determine compensation, and it is not included as a performance measure in our incentive plans.

Compensation Actually Paid vs. Net Income

The following graph compares the compensation actually paid to our PEO and the average of the compensation actually paid to our non-PEO NEOs with our NFEPS. NFEPS is a non-GAAP financial measure. NFEPS is the NFE per basic share of Common Stock that the Company reports on a quarterly and annual basis to the public and in its quarterly reports on Form 10-Q and annual report on Form 10-K that are filed with the SEC. For a full discussion of NFEPS and a reconciliation to GAAP earnings per share, please see Appendix A to this Proxy Statement.

Compensation Actually Paid vs. NFEPS (non-GAAP)

2023 Proxy Statement	82

Back to Contents

Company’s Most Important Financial Performance Measures – 2023

The following are the most important performance measures, as determined by the Company, that link compensation actually paid to our NEOs to the Company’s performance for the most recently completed fiscal year. NFEPS is the most important financial measure used to link compensation actually paid to Company performance.

►	NFEPS (non-GAAP)
►	NFE Growth Rate (non-GAAP)
►	Total Shareholder Return
►	Commitment to Stakeholders

2023 Proxy Statement	83

Back to Contents

Non-Binding Proposal To Approve The Compensation Of Our Named Executive Officers

ITEM 2 ON PROXY CARD

The LDCC designs our named executive officers’ compensation program to reward the achievement of our short-term and long-term objectives and to relate the compensation to the value created for our shareowners. We believe our compensation program also reflects competition and best practices in the marketplace. The mix of compensation components is competitive with that of other companies of similar size and operational characteristics, links compensation to individual and corporate performance and encourages stock ownership by senior management. Based on its review of the total compensation of our named executive officers for fiscal year 2023, the LDCC believes the total compensation for each of the named executive officers is reasonable and effectively achieves the objectives of aligning compensation with performance measures directly related to our financial goals and creating shareowner value without encouraging our named executive officers to take unnecessary or excessive risks.

The Compensation Discussion and Analysis section of this Proxy Statement, and the accompanying tables and narrative, provide a comprehensive review of our named executive officer compensation objectives, program and rationale. We urge you to read this disclosure before voting on this proposal.

For the reasons stated above and as required by Section 14A of the Exchange Act, we are requesting your non-binding approval of the following resolution:

“RESOLVED, that the shareowners approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement for the 2024 Annual Meeting of Shareowners pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2023 Summary Compensation Table, the other related tables and the accompanying narrative.”

Your vote on this proposal will be non-binding on the Board and us and will not be construed as overruling a decision by the Board or us. Your vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Board or us. However, the Board values the opinions that our shareowners express in their votes and will consider the outcome of the vote when making future executive compensation decisions, as it deems appropriate.

THE BOARD RECOMMENDS THAT SHAREOWNERS VOTE TO APPROVE THE NON-BINDING ADVISORY PROPOSAL APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

2023 Proxy Statement	84

Back to Contents

Ratification Of Appointment Of Independent Registered Public Accounting Firm

ITEM 3 ON PROXY CARD

The Audit Committee has retained Deloitte & Touche LLP as our independent registered public accounting firm to report to the shareowners on our financial statements for the fiscal year ending September 30, 2024. Although submission of the appointment of an independent registered public accounting firm to shareowners for ratification is not required by law, the Board, consistent with its past policy, considers it appropriate to submit the selection of an independent registered public accounting firm for shareowner approval. Under the Sarbanes-Oxley Act of 2002 and the rules of the SEC promulgated thereunder, the Audit Committee is solely responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm.

Information relating to fees paid to Deloitte & Touche LLP over the past two years is set forth below. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of the shares of our Common Stock present, or represented by proxy, and voted at the Meeting is required for the approval of this item. The shares represented by the proxies will be voted for approval of the ratification of the appointment of Deloitte & Touche LLP (unless otherwise indicated on the proxy). The Board has not determined what action it would take if the shareowners do not approve the selection of Deloitte & Touche LLP, but may reconsider its selection if the shareowners’ action so warrants. Even if the selection is ratified, the Audit Committee, exercising its own discretion, may select different auditors at any time during the fiscal year if it determines that such a change would be in our best interests and in the best interests of our shareowners.

2023 Proxy Statement	85

Back to Contents

Independent Registered Public Accounting Firm Fees

Aggregate fees billed to us for the fiscal years ended September 30, 2023, and 2022, by our principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates (collectively, “Deloitte”) are shown in the following table:

	Fiscal Year Ended September 30,
	2023 ($)	2022 ($)
Audit Fees	2,912,324	2,819,955
Audit-related Fees	61,234	–
Total Audit and Audit-related Fees	2,973,558	2,819,955
Tax Fees	–	82,950
All Other Fees	72,752	41,517
TOTAL FEES	3,046,310	2,944,422

Audit Fees

Audit fees include professional services rendered by Deloitte for the audit of our annual financial statements, including its assessment of our internal controls over financial reporting, the reviews of the financial statements included in our quarterly reports on Form 10-Q and accounting consultations related to business transactions and a change in accounting policy. This category also includes fees for audits provided in connection with statutory filings and services that generally only the principal auditor can reasonably provide to a client including comfort letters, consents and assistance with and review of documents filed with the SEC.

Audit-Related Fees

Audit-related fees consist of amounts for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees.”

Tax Fees

Tax fees include original and amended tax returns, studies supporting tax return amounts as may be required by Internal Revenue Service regulations, claims for refunds, assistance with tax audits and other work directly affecting or supporting the payment of taxes, planning, research and advice supporting our efforts to maximize the tax efficiency of our operations for fiscal year 2022.

All Other Fees

All other fees are fees for products or services other than those in the above three categories. Amounts in this category include certain consulting costs.

2023 Proxy Statement	86

Back to Contents

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a written policy requiring advance pre-approval for all audit services and permitted non-audit services provided by our independent registered public accounting firm. Our Chief Financial Officer has primary responsibility to the Audit Committee for administration and enforcement of this policy and for reporting non-compliance. Under the policy, our Audit Committee receives a detailed presentation of an annual budget and plan defining all audit services and proposed audit-related, tax or other non-audit services to be performed by the independent registered public accounting firm. Any services included within the budget and plan approved by the Audit Committee require no further Audit Committee approval for that budget year. The pre-approval requirements do not prohibit the delivery of permissible non-audit services that were not recognized as non-audit services at the time of the engagement if all such services are less than five percent of revenues paid to the independent registered public accounting firm for the fiscal year and if those services are approved by the Audit Committee before the audit is completed. The Audit Committee approved in advance each professional service performed by Deloitte & Touche LLP during fiscal year 2023 and considered the possible effect on that firm’s independence.

THE BOARD RECOMMENDS THAT SHAREOWNERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

2023 Proxy Statement	87

Back to Contents

Audit Committee Report

In accordance with the Audit Committee Charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Company. Each member of the Audit Committee is “independent” as required by the applicable listing standards of the NYSE and the rules of the SEC. During the fiscal year ended September 30, 2023, the Audit Committee met seven times. The Audit Committee reviewed and discussed the interim financial information contained in the Company’s Quarterly Reports on Form 10-Q and discussed press releases announcing earnings with our Chief Financial Officer and the independent registered public accounting firm before they were released.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the Company’s independent registered public accounting firm. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board, including the appointment, termination, compensation and oversight of the quality of the work of the Company’s independent registered public accounting firm. The Audit Committee reviews the Company’s independent registered public accounting firm’s independence, the services provided and its fees, and the selection of the lead engagement partner, as well as Public Company Accounting Oversight Board and peer review reports of its performance. The Company’s management has primary responsibility for the financial statements and reporting process, including the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an integrated audit of the Company’s financial statements and internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board.

In discharging its oversight responsibility of the audit process, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm, required by applicable requirements of the Public Company Accounting Oversight Board, regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm that firm’s independence. The Audit Committee also discussed with management, the internal auditors and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls and internal audit functions, organization, responsibilities, budget and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope and identification of audit risks.

The Audit Committee reviewed and discussed with the independent registered public accounting firm all communications required by the applicable requirements of the Public Company Accounting Oversight Board and the SEC and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s examination of the Company’s financial statements. The Audit Committee reviewed and discussed with the independent registered public accounting firm the critical accounting policies, practices and estimates arising from the current period audit of the financial statements that were communicated or required to be communicated to the Audit Committee and that (1) relate to accounts or disclosures that are material to the consolidated financial statements, and (2) involved the auditor’s especially challenging, subjective or complex judgments. The Audit Committee also discussed the results of the internal audit examinations.

The Audit Committee reviewed and discussed the Company’s audited financial statements as of and for the fiscal year ended September 30, 2023, with management and the independent registered public accounting firm.

2023 Proxy Statement	88

Back to Contents

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2023, for filing with the SEC. The Audit Committee also reappointed Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024.

Gregory E. Aliff, Chair
Donald L. Correll
James H. DeGraffenreidt, Jr.
M. Susan Hardwick
Thomas C. O’Connor
George R. Zoffinger

Dated: November 15, 2023

This “Audit Committee Report” will not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this information by reference, and it will not otherwise be deemed filed under such Acts.

2023 Proxy Statement	89

Back to Contents

Questions And Answers About The Meeting

1.	Who is asking for my vote, and why am I receiving this document?

We are providing this Proxy Statement and related proxy card to our shareowners in connection with the solicitation by the Board of proxies to be voted at the Meeting. The Board asks that you vote on the matters listed in the Notice of Annual Meeting, which are more fully described in this Proxy Statement.

2.	Who is entitled to vote?

Only holders of record of outstanding shares of our Common Stock at the close of business on November 30, 2023, which we refer to as the Record Date, are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, there were 97,786,738 outstanding shares of Common Stock. Each share of Common Stock is entitled to one vote for each director nominee and one vote with respect to each other matter.

3.	What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. Mr. Richard Reich and Ms. Tejal K. Mehta have been designated as proxies or proxy holders for the Meeting. Proxies properly executed and received by our Corporate Secretary prior to the Meeting, and not revoked, will be voted in accordance with the terms thereof, including any special instructions.

4.	What is a voting instruction form?

If you are a street name shareowner (as defined below in Question 8), you are entitled to direct your bank, broker or other nominee as to how to vote the shares that institution holds on your behalf. The voting instruction form describes how you wish your shares of Common Stock to be voted.

5.	What am I voting on?

You will be voting on each of the following items of business:

►	The election as directors of four nominees to the Board, each for a term expiring in 2027

►	The approval of a non-binding advisory resolution approving the compensation of our named executive officers

►	The ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024

►	Any other business that may properly come before the Meeting or any adjournments or postponements thereof

6.	How many votes must be present to hold the Meeting?

A majority of the outstanding shares of Common Stock as of the Record Date must be present or represented by proxy at the Meeting. This is referred to as a quorum. Abstentions, withheld votes, and shares of record held by a broker or its nominee (“broker shares”) that are voted on any matter are included in determining the existence of a quorum. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

2023 Proxy Statement	90

Back to Contents
7.	How many votes are required to approve each proposal?

The table below shows, for each proposal, the vote required to approve the proposal and the Board’s recommendation.

Proposal	Required vote	Board recommendation	Effect of abstentions and broker non-votes*
Election of directors	Each nominee must receive the affirmative vote of the holders of a plurality of the shares of Common Stock voted in the election of directors	FOR each nominee	No effect
Non-binding advisory resolution regarding the compensation of our named executive officers	The number of votes cast in favor of the proposal must exceed the number of votes cast against the proposal	FOR	No effect
Ratification of the appointment of Deloitte & Touche LLP	The number of votes cast in favor of ratification must exceed the number of votes cast opposing ratification	FOR	No effect

*	See Question 11 for an explanation of “broker non-votes.”

8.	How do I vote?

Registered shareowners (shareowners who hold Common Stock in their own name registered with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., or in certificated form) or employees who hold Common Stock through our NJR Employees’ Retirement Savings Plan (our “401(k) Plan”) may vote by proxy in one of the following three ways:

If you received your proxy materials by mail, complete, properly sign, date and mail the enclosed proxy card or voting instruction form
Go to www.proxyvote.com and follow the instructions included on the proxy card or voting instruction form
Call 1-800-690-6903 and follow the instructions included on the proxy card or voting instruction form

The telephone and internet voting procedures are designed to authenticate shareowners’ and plan participants’ identities, to allow shareowners and plan participants to give their proxies or voting instructions, and to confirm that such instructions have been properly recorded. Instructions for voting by telephone or over the internet are included on the enclosed proxy card or voting instruction form.

Shareowners who hold Common Stock through banks, brokers or other nominees (“street name shareowners”) who wish to vote at the Meeting should receive voting instructions from the institution that holds their shares. Please contact the institution that holds your shares if you have not received voting instructions. Street name shareowners may be eligible to vote their shares by telephone or Internet by following the voting instructions provided by the bank, broker or other nominee that holds the shares; or by completing, dating and signing the voting instruction form and returning it in the enclosed prepaid envelope.

The deadline for voting via the internet or telephone is 11:59 p.m., Eastern Time, on January 23, 2024, for shares held directly and 11:59 p.m., Eastern Time, on January 18, 2024, for shares held through our 401(k) Plan or any other plans holding shares of Common Stock.

2023 Proxy Statement	91

Back to Contents

Voting during the Virtual Meeting.

You may vote via the Internet during the Meeting by visiting: www.virtualshareholdermeeting.com/NJR2024.

Only shareowners of record at the close of business on the Record Date are entitled to participate in and to vote at the Meeting. To participate in the Meeting, you will need the 16-digit control number included on your Notice Regarding Availability of Proxy Materials or on your proxy card or any additional voting instructions that accompanied your proxy materials.

9.	How do I attend the Meeting?

The Meeting will be held only through a remote communication in a virtual meeting format, via Webcast, with no physical in-person meeting. You can attend the Meeting live via Webcast at www.virtualshareholdermeeting.com/NJR2024. Online check-in will begin at 9:15 a.m., Eastern Time. Please allow ample time for the online check-in process. To participate in the Meeting, you will need the 16-digit control number included on your Notice Regarding Availability of Proxy Materials or on your proxy card or any additional voting instructions that accompanied your proxy materials. If your shares are held in the name of a bank, brokerage firm or other nominee, you should follow the instructions provided by such nominee in order to participate in the Meeting.

10.	How will my shares be voted if I sign, date and return my proxy card or voting instruction form, but do not provide complete voting instructions with respect to each proposal?

You should specify your vote for each matter on the enclosed proxy.

Unless otherwise directed, the individuals named as proxies on your proxy card will vote all properly executed, returned and not-revoked proxy cards or voting instruction forms (I) FOR the election of all the director nominees listed thereon; (II) FOR the non-binding advisory resolution regarding approval of the compensation of our named executive officers; and (III) FOR the proposal to ratify the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024, with the following two exceptions:

►	Shares of Common Stock held in our 401(k) Plan for which no direction is provided on a properly executed, returned and not-revoked voting instruction form will be voted proportionately in the same manner as those shares held in our 401(k) Plan for which timely and valid voting instructions are received with respect to such proposals

►	Shares of Common Stock held in our 401(k) Plan for which timely and valid voting instructions are not received will be considered to have been designated to be voted by the trustee in accordance with the recommendation of the Company’s management

As to any other business that may properly come before the Meeting, the individuals named in the enclosed proxy card or voting instruction form will vote the shares of Common Stock represented by the proxy as the Board may recommend, or otherwise at the proxy holders’ discretion. The Board does not presently know of any other such business.

11.	How will my shares be voted if I do not return my proxy card or my voting instruction form?

If your shares of Common Stock are registered in your name with our transfer agent, your unvoted shares will not be represented at the Meeting and will not count toward the quorum requirement, as explained under Question 6, “How many votes must be present to hold the Meeting?” on page 90, unless you attend the Meeting to vote them in person.

If you are a street name shareowner, your shares may be voted even if you do not provide your bank, broker or other nominee with voting instructions. Under the rules of the NYSE, your bank, broker, or other nominee may vote your shares in its discretion on “routine” matters, but may not vote your shares on proposals that are not considered routine. When a proposal is not a routine matter and your bank, broker or other nominee has not received your voting instructions with respect to such proposal, your bank, broker or other nominee cannot vote your shares on that proposal. This is called a “broker non-vote.”

Without your specific instructions as to how to vote, your bank, broker or other nominee may not vote your shares with

2023 Proxy Statement	92

Back to Contents

respect to (I) the election of the director nominees or (II) the non-binding advisory resolution regarding the approval of the compensation of our named executive officers. Under NYSE rules, these matters are not considered routine matters. Based on NYSE rules, we believe that the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024, is a routine matter for which brokerage firms may vote on behalf of their clients without voting instructions. Therefore, if you are a shareowner whose shares of Common Stock are held in street name with a bank, broker or other nominee and you do not return your voting instruction form, your bank, broker or other nominee may vote your shares FOR the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024. Please return your proxy card so your vote can be counted.

12.	How are abstentions and broker non-votes counted?

Only votes cast “for” or “against” are included in determining the votes cast with respect to any matter presented for consideration at the Meeting. As described above, when brokers do not have discretion to vote or do not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” Proxies marked as abstaining, and any proxies returned by brokers as “non-votes” on behalf of shares held in street name, will be treated as present for purposes of determining whether a quorum is present at the Meeting. As with the other proposals, abstentions and broker non-votes will not count either in favor of or against the non-binding shareowner vote regarding the approval of the compensation of our named executive officers.

13.	What if I change my mind after I vote?

You may change or revoke your proxy at any time before it is exercised by (I) submitting a properly signed proxy with a later date, (II) voting by telephone or the internet at a later time, or (III) voting via the Internet during the Meeting by participating virtually. See the enclosed proxy card for instructions. Attendance at the Meeting will not by itself revoke a previously granted proxy.

If you are a street name shareowner, you must follow the instructions found on the voting instruction form you received or contact your bank, broker or other nominee to change or revoke your previously given proxy.

14.	Who pays the cost of proxy solicitation?

NJR will pay all expenses of soliciting proxies, including clerical work, printing and postage. Our officers and other employees may personally solicit proxies or solicit proxies by mail, telephone, facsimile or internet, but we will not provide compensation for such solicitations. In addition, we have agreed to pay Laurel Hill Proxy Advisory Group, LLC a fee of approximately $7,000 plus reasonable expenses for proxy solicitation services. We will also reimburse banks, brokers and other firms holding shares in their names, or in the names of nominees, for expenses incurred sending material to beneficial owners and obtaining proxies from beneficial owners.

15.	Could other matters be decided in the Meeting?

The Board does not know of any other business that may be brought before the Meeting. However, if any other matters should properly come before the Meeting or at any adjournment or postponement thereof, the individuals named in the accompanying proxy will vote on such matters as they, in their discretion, may determine.

16.	How do I ask a question at the Meeting?

Shareowners as of the Record Date may submit questions either before or during the Meeting. To submit a question at any time before 11:59 p.m. Eastern Time, on January 23, 2024, log into www.proxyvote.com, enter your 16-digit control number included in the Notice Regarding Availability of Proxy Materials and follow the instructions to submit a question. Once past the login screen, click on “Question for Management,” type in your question, and click “Submit.”

Alternatively, we will hold a live question and answer session during the Meeting and shareowners may submit questions live by logging into the Meeting at www.virtualshareholdermeeting.com/NJR2024, typing your question into the “Ask a Question” field, and clicking “Submit.” Please identify yourself when asking a question.

We intend to answer properly submitted questions that are pertinent to the Company and the Meeting matters, as time

2023 Proxy Statement	93

Back to Contents

permits. However, we reserve the right to exclude questions that are irrelevant to the business of the Company, not pertinent to Meeting matters, derogatory or in bad taste, or relate to pending or threatened litigation, personal grievances, or are otherwise inappropriate. Questions that are substantially similar may be grouped and answered once to avoid repetition.

17.	How do I make a shareowner proposal for the 2025 Annual Meeting of Shareowners?

We must receive proposals from shareowners intended to be presented at the 2025 Annual Meeting of Shareowners, on or before August 16, 2024, to be considered for inclusion in our Proxy Statement and on our proxy card/voting instruction form for that meeting. Shareowners submitting such proposals must meet the ownership and holding requirements set forth in Rule 14a-8.

Our Bylaws also set forth the procedures a shareowner must follow to nominate directors or to bring other business to be considered at shareowner meetings, even if such matters will not be included in our Proxy Statements. For a shareowner to nominate a candidate for director at the 2025 Annual Meeting of Shareowners, we must receive notice of the nomination no later than September 27, 2024. The notice must describe various matters regarding the nominee, including name, address, occupation and shares held. In addition to the requirements set forth in our Bylaws, any notice of nomination must also comply with the notice requirements set forth in Rule 14a-19 of the Exchange Act, and any shareowner soliciting proxies in support of director nominees must meet all other procedural requirements set forth in Rule 14a-19, including minimum solicitation requirements. Because our advance notice bylaws require earlier notice than Rule 14a-19, all notices required under Rule 14a-19 must also be provided no later than September 27, 2024.

Additionally, under our Bylaws, for a shareowner to bring other matters before the 2025 Annual Meeting of Shareowners, we must receive notice no later than September 27, 2024. The notice must include a description of the proposed business, the reasons therefore, and other matters specified in our Bylaws. In each case, the notice must be timely given to our Corporate Secretary, whose address is Office of the Corporate Secretary, 1415 Wyckoff Road, Wall, New Jersey 07719. The Bylaws are available on our website at investor.njresources.com under the caption “Corporate Governance.”

2023 Proxy Statement	94

Back to Contents

Certain Matters Relating To Proxy Materials And Annual Reports

Electronic Access to Proxy Materials and Annual Reports

Our Proxy Statement and Annual Report are available on our website at investor.njresources.com. Paper copies of these documents may be requested by contacting our Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719.

“Householding” of Proxy Materials and Annual Reports for Record Owners

The SEC rules permit us, with your permission, to deliver a single proxy statement and annual report to any household at which two or more shareowners of record reside at the same address. Each shareowner will continue to receive a separate proxy card. This procedure, known as “householding,” reduces the volume of duplicate information you receive, and reduces our expenses and the environmental impact of the Meeting. Shareowners of record voting by mail can choose this option by marking the appropriate box on the proxy card included with this Proxy Statement. Shareowners of record voting via telephone or over the internet can choose householding for all future proxy materials by following the instructions provided by telephone or over the internet, as applicable. Once given, a shareowner’s consent to householding will remain in effect until it is revoked by notifying our Corporate Secretary. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. Shareowners of record who elect to participate in householding may also request a separate copy of future proxy statements and annual reports by contacting our Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719 or by telephone at (732) 919-8039.

Separate Copies for Beneficial Owners

Institutions that hold shares in street name for two or more beneficial owners with the same address are permitted to deliver a single proxy statement and annual report to that address. Any such beneficial owner can request a separate copy of this Proxy Statement or the Annual Report on Form 10-K by contacting our Corporate Secretary. Beneficial owners with the same address who receive more than one Proxy Statement and Annual Report on Form 10-K may request delivery of a single Proxy Statement and Annual Report on Form 10-K by contacting our Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719.

Incorporation by Reference

Notes 10 and 11 to our Consolidated Financial Statements beginning on page 106, and the reconciliation of our non-GAAP financial measures in Part II, Item 7 on page 35, each set forth in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023; Notes 10 and 11 to our Consolidated Financial Statements beginning on page 110, and the reconciliation of our non-GAAP financial measures in Part II, Item 7 on page 37, each as set forth in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022; and Notes 10 and 11 to our Consolidated Financial Statements beginning on page 111, and the reconciliation of our non-GAAP financial measures in Part II, Item 7 on page 37, each as set forth in our Annual Report on Form 10-K for the fiscal year ended September 30, 2021, are hereby incorporated by reference into this Proxy Statement.

2023 Proxy Statement	95

Back to Contents

Other Matters

The Board is not aware of any matters to be presented for action at the Meeting other than as set forth in this Proxy Statement. However, if other matters properly come before the Meeting, or any adjournment or postponement thereof, the individual(s) voting the proxies will vote them in accordance with their best judgment.

By Order of the Board of Directors

TEJAL K. MEHTA
Corporate Secretary and
Assistant General Counsel
Dated: December 14, 2023

2023 Proxy Statement	96

Back to Contents

Appendix A: Reconciliation Of Net Income (GAAP) To Net Financial Earnings (Non-GAAP) And Earnings Per Share (GAAP) To Net Financial Earnings Per Share (Non-GAAP)

Our management uses NFE, a non-GAAP financial measure, when evaluating our operating results. NJRES economically hedges its natural gas inventory with financial derivative instruments. NFE is a measure of the earnings based on eliminating timing differences surrounding the recognition of certain gains or losses, to effectively match the earnings effects of the economic hedges with the physical sale of natural gas and, therefore, eliminates the impact of volatility to GAAP earnings associated with the derivative instruments. To the extent we utilize forwards, futures or other derivatives to hedge forecasted Solar Renewable Energy Credit (“SREC”) production, unrealized gains and losses are also eliminated from NFE. NFE also excludes impairment charges associated with equity method investments, which are a non-cash charge considered unusual in nature that occur infrequently and are not indicative of the Company’s performance for our ongoing operations. Included in the tax effects are current and deferred income tax expense corresponding with the components of NFE.

Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for or a replacement of, the comparable GAAP measure and should be read in conjunction with those GAAP results.

Below is a reconciliation of consolidated net income, the most directly comparable GAAP measure, to NFE and earnings per share to NFEPS for the fiscal years ended September 30, 2023, 2022 and 2021:

($ shown in thousands)	2023	2022	2021
Net Income	$264,724	$274,922	$117,890
Add:
Unrealized (gain) loss on derivative instruments and related transactions	(38,081)	(59,906)	54,203
Tax effect	9,050	14,248	(12,887)
Effects of economic hedging related to natural gas inventory	34,699	19,939	(42,405)
Tax effect	(8,246)	(4,738)	10,078
Impairment of equity method investment	(300)	(5,521)	92,000
Tax effect	(19)	1,377	(11,167)
Net financial earnings	$261,827	$240,321	$207,712

2023 Proxy Statement	97

Back to Contents
($ shown in thousands)	2023	2022	2021
Basic earnings per share	$2.73	$2.86	$1.23
Add:
Unrealized (gain) loss on derivative instruments and related transactions	(0.39)	(0.62)	0.56
Tax effect	0.09	0.15	(0.13)
Effects of economic hedging related to natural gas inventory	0.36	0.21	(0.44)
Tax effect	(0.09)	(0.05)	0.10
(Gain on) impairment of equity method investment	—	(0.06)	0.96
Tax effect	—	0.01	(0.12)
Basic net financial earnings per share	$2.70	$2.50	$2.16

NJRES: A reconciliation of NJRES’ net income, the most directly comparable GAAP financial measure to NFE, is as follows for fiscal years ended September 30:

($ shown in thousands)	2023	2022	2021
Net Income	$78,848	$69,650	$58,957
Add:
Unrealized (gain) loss on derivative instruments and related transactions	(48,251)	(60,000)	58,362
Tax effect(1)	11,467	14,270	(13,875)
Effects of economic hedging related to natural gas inventory	34,699	19,939	(42,405)
Tax effect	(8,246)	(4,738)	10,078
Net financial earnings	$68,517	$39,121	$71,117

(1)	Includes taxes related to an intercompany transaction between NJNG and NJRES that have been eliminated in consolidation of approximately $(2.4) million, $1 million for the fiscal years ended September 30, 2023 and 2021, respectively. Taxes that were eliminated in consolidation for the fiscal year ended September 30, 2022 were immaterial.

2023 Proxy Statement	98

Back to Contents

S&T: Management uses NFE, a non-GAAP financial measure, when evaluating the operating results of S&T. Certain transactions associated with equity method investments and their impact, including impairment charges, which are non-cash charges, and the return of capital in excess of the carrying value of our investment, are excluded for NFE purposes. The details of such adjustments can be found in the table below. Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP, and should be considered in addition to, and not as a substitute for, the comparable GAAP measure. A reconciliation of S&T’s net income, the most directly comparable GAAP financial measure to NFE, is as follows:

($ shown in thousands)	2023	2022	2021
Net Income (loss)	$13,154	$26,598	$(67,787)
Add:
(Gain on) impairment of equity method investment	(300)	(5,521)	92,000
Tax effect	(19)	1,377	(11,167)
Net financial earnings	$12,835	$22,454	$13,046

Net Income (loss) equals NFE for NJNG and NJRCEV for the fiscal years ended September 30, 2023, 2022 and 2021, respectively.

2023 Proxy Statement	99

Back to Contents

New Jersey Resources

WWW.NJRESOURCES.COM
1415 WYCKOFF ROAD • PO BOX 1468 • WALL, NJ 07719 • 732-938-1480

Back to Contents

New Jersey Resources

NEW JERSEY RESOURCES CORPORATION
1415 WYCKOFF ROAD
WALL, NJ 07719

SCAN TO VIEW MATERIALS & VOTE

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on January 23, 2024 for shares held directly and by 11:59 p.m. Eastern Time on January 18, 2024 for shares held in NJR's 401(k) Plan or any other plans holding our common stock. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on January 23, 2024 for shares held directly and by 11:59 p.m. Eastern Time on January 18, 2024 for shares held in NJR's 401(k) Plan or any other plans holding our common stock. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to conserve paper and reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

If you vote by telephone or Internet, please do not send your proxy by mail.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V26283-P00546 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

NEW JERSEY RESOURCES CORPORATION

The Board of Directors recommends that you vote FOR all the nominees listed:

	For All	Withhold All	For All Except
1. Election of the following four Directors that were named in the Proxy Statement; each for a term expiring in 2027.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Donald L. Correll
02) James H. DeGraffenreidt, Jr.
03) M. Susan Hardwick
04) Peter C. Harvey

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To approve a non-binding advisory resolution approving the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Shareowners also will consider and act upon such other business that may properly be brought before the meeting or any adjournments or postponements thereof.

Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below

In case of joint owners, each owner should sign. When signing in a fiduciary or representative capacity, please give full title as such. Proxies executed by a corporation should be signed in full corporate name by a duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Back to Contents

DIRECTIONS TO ATTEND THE
ANNUAL MEETING OF SHAREOWNERS VIRTUALLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

V26284-P00546

Proxy — New Jersey Resources Corporation

1415 Wyckoff Road, Wall, NJ 07719
Solicited on behalf of the BOARD OF DIRECTORS
for the 2024 Annual Meeting of Shareowners

The undersigned hereby appoints Richard Reich and Tejal K. Mehta, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareowners of New Jersey Resources Corporation to be held at 9:30 a.m., Eastern Time, on Wednesday, January 24, 2024, and at any adjournment or postponement thereof, and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, and, if applicable, hereby directs the trustee(s) of the employee benefit plan(s) shown on this card to vote the shares of stock allocated to the account of the undersigned on all matters properly coming before the meeting.

The Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareowner. **If no direction is made, this Proxy will be voted FOR all nominees, FOR Proposal 2 and FOR Proposal 3 and according to the discretion of the proxy holders on any other matters that may properly come before the meeting or any and all adjournments or postponements thereof.**

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE